UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Och-Ziff Capital Management Group LLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 7, 2013

Dear Shareholder:

You are invited to the annual meeting of Shareholders (the “Annual Meeting”) of Och-Ziff Capital Management Group LLC (the “Company”). The Annual Meeting will be held on May 7, 2013 at 9:00 a.m. Eastern Time at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166 for the following purposes:

1.	To elect Daniel S. Och and Jerome P. Kenney as Class III directors to serve for a term of three years and until their successors are duly elected or appointed and qualified;

2.	To approve the adoption of the Company’s 2013 Incentive Plan;

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2013; and

4.	To transact other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has set the close of business on March 12, 2013 as the record date for determining Shareholders of the Company entitled to notice of and to vote at the Annual Meeting. A list of the Shareholders as of the record date will be available for inspection by Shareholders, for any purpose germane to the Annual Meeting, at the Company’s offices and at the offices of American Stock Transfer & Trust Company LLC, the Company’s independent share transfer agent, during normal business hours for a period of 10 days prior to the Annual Meeting. The list will also be available for inspection by Shareholders at the Annual Meeting.

All Shareholders are cordially invited to attend the Annual Meeting in person. EVEN IF YOU CANNOT ATTEND THE ANNUAL MEETING, PLEASE TAKE THE TIME TO PROMPTLY VOTE YOUR PROXY BY CAREFULLY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting to be Held on May 7, 2013: the Proxy Statement and Annual Report

to Shareholders are Available at www.proxyvote.com

By Order of the Board of Directors,

Jeffrey C. Blockinger
Chief Legal Officer, Chief Compliance Officer and Secretary

April 3, 2013

New York, New York

Exhibits
Exhibit A—Och-Ziff Capital Management Group LLC Board of Directors’ Independence Standards
Exhibit B—Och-Ziff Capital Management Group LLC 2013 Incentive Plan

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

9 West 57th Street

New York, New York 10019

PROXY STATEMENT

Our board of directors (the “Board of Directors” or the “Board”) is providing these proxy materials to you in connection with the solicitation of proxies by Och-Ziff Capital Management Group LLC on behalf of the Board for use at the 2013 Annual Meeting of Och-Ziff Capital Management Group LLC, which will take place at 9:00 a.m. Eastern Time on Tuesday, May 7, 2013, at the offices of Gibson, Dunn & Crutcher LLP located at 200 Park Avenue, New York, New York 10166, and any adjournment or postponement thereof.

The Company intends to mail this proxy statement and the accompanying proxy card on or about April 3, 2013 to all Shareholders entitled to vote at the Annual Meeting.

In this proxy statement, references to “Och-Ziff,” “our Company,” “the Company,” “the firm,” “we,” “us,” or “our” refer, unless the context requires otherwise, to Och-Ziff Capital Management Group LLC, a Delaware limited liability company, and its consolidated subsidiaries, including the Och-Ziff Operating Group. References to the “Och-Ziff Operating Group” refer, collectively, to OZ Management LP, a Delaware limited partnership, which we refer to as “OZ Management,” OZ Advisors LP, a Delaware limited partnership, which we refer to as “OZ Advisors I,” OZ Advisors II LP, a Delaware limited partnership, which we refer to as “OZ Advisors II,” and their consolidated subsidiaries. References to our “intermediate holding companies” refer, collectively, to Och-Ziff Holding Corporation, a Delaware corporation, which we refer to as “Och-Ziff Corp,” and Och-Ziff Holding LLC, a Delaware limited liability company, which we refer to as “Och-Ziff Holding,” both of which are wholly owned subsidiaries of Och-Ziff Capital Management Group LLC. References to our “executive managing directors” refer to the current limited partners of the Och-Ziff Operating Group entities other than the Ziffs and our intermediate holding companies, and include our founder, Mr. Daniel S. Och, except where the context requires otherwise. References to the ownership of our executive managing directors include the ownership of current and future personal planning entities of such executive managing directors and their immediate family members. References to the “Ziffs” refer collectively to Ziff Investors Partnership, L.P. II and certain of its affiliates and control persons. References to “Class A Shares” refer to our Class A Shares, representing Class A limited liability company interests of Och-Ziff Capital Management Group LLC, which are publicly traded and listed on the New York Stock Exchange, which we refer to as the “NYSE.” References to “Class B Shares” refer to Class B Shares of Och-Ziff Capital Management Group LLC, which are not publicly traded, are currently held solely by our executive managing directors and have no economic rights but entitle the holders thereof to one vote per share together with the holders of our Class A Shares. References to “Shares” refer to our Class A Shares and Class B Shares, collectively. References to our “Shareholders” refer to holders of our Class A Shares and Class B Shares, collectively. The terms “Och-Ziff Operating Group A Units,” “Och-Ziff Operating Group B Units” and “Och-Ziff Operating Group D Units” refer to the aggregate of interests consisting of one Class A, Class B or Class D, as applicable, common unit in each Och-Ziff Operating Group entity, and “Och-Ziff Operating Group Unit” or “Unit” refers generally to the aggregate of interests consisting of one common unit of any or all of the Class A, Class B or Class D common units in each Och-Ziff Operating Group entity. References to our “IPO” refer to our initial public offering of 36.0 million Class A Shares that occurred in November 2007. References to the “2007 Offerings” refer collectively to our IPO and the concurrent private offering of approximately 38.1 million Class A Shares to DIC Sahir Limited, a wholly owned subsidiary of Dubai International Capital LLC, which we refer to as “DIC.” References to the “2011 Offering” refer to our public offering of 33.3 million Class A Shares in November 2011. References to “our funds” or the “Och-Ziff funds” refer to the multi-strategy funds, credit funds, collateralized loan obligations (“CLOs”), real estate funds and other alternative investment vehicles for which we provide asset management services. No statements herein, available on our website or in any of the materials we file with the United States Securities and Exchange Commission, which we refer to as the “SEC,” constitute, or should be viewed as constituting, an offer of any Och-Ziff fund.

Mr. Och, who holds approximately 66.0% of the total voting interest in the Company as of March 12, 2013, has indicated that he will vote in favor of Proposals Nos. 1, 2 and 3. Our executive managing directors hold all of our Class B Shares and have granted an irrevocable proxy to vote all of their Class B Shares to the Class B Shareholder Committee, the sole member of which is currently Mr. Och, as such Committee may determine in its sole discretion. Please be advised that if Mr. Och votes as he has indicated, his vote is sufficient to satisfy the quorum and voting requirements under our Second Amended and Restated Limited Liability Company Agreement dated as of November 13, 2007 (the “Operating Agreement”), and Delaware law, as currently in effect, that are necessary to adopt the proposals set forth in this proxy statement.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We sent this proxy statement and the enclosed proxy card because the Board of Directors of Och-Ziff Capital Management Group LLC is soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement thereof. The Annual Meeting will be held on May 7, 2013 at 9:00 a.m. Eastern Time at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166. You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your Shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or Internet, as discussed below.

Who is entitled to vote at and attend the Annual Meeting?

Only Shareholders of record and beneficial owners of our Shares at the close of business on the record date, March 12, 2013, are entitled to receive notice of, to vote at and attend the Annual Meeting. Each outstanding Class A Share and Class B Share entitles its holder to cast one vote on each matter to be voted upon.

What is the difference between Class A Shares and Class B Shares?

The Class A Shares represent Class A limited liability company interests of Och-Ziff. The holders of Class A Shares are entitled to one vote per share and any dividends we may pay. The Class A Shares are listed on the NYSE. The Class A Shares vote together with the Class B Shares on all matters submitted to a vote of Shareholders.

The Class B Shares are held solely by our executive managing directors. They have no economic rights (and therefore no rights to any dividends or distributions we may pay) and are not publicly traded, but rather entitle the holders to one vote per share together with the Class A Shareholders. The Class B Shares are intended solely to provide our executive managing directors with voting interests in Och-Ziff Capital Management Group LLC commensurate with their economic interests in the Och-Ziff Operating Group. The Class B Shares are not currently and are not expected to be registered for public sale or listed on the NYSE or any other securities exchange.

What is the difference between holding Shares as a shareholder of record and as a beneficial owner?

Most of the holders of our Class A Shares hold their shares beneficially through a broker or other nominee rather than directly in their own name. All of our Class B Shares are held directly by our executive managing directors in their names. As summarized below, there are some distinctions between Shares owned beneficially and those held of record.

Beneficial Owner:    If your Class A Shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of Class A Shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or other nominee, as the case may be. As the beneficial owner, you have the right to direct your broker, trustee or other nominee how to vote. The voting instruction card from your broker, trustee or other nominee contains voting instructions for you to use in directing the broker, trustee or other nominee how to vote your Class A Shares.

Because a beneficial owner is not the shareholder of record, you may not vote your Class A Shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or other nominee that holds your Shares giving you the right to vote the Shares at the Annual Meeting.

Shareholder of Record:    If your Shares are registered directly in your name with us or our share transfer agent, American Stock Transfer & Trust Company LLC, you are considered the shareholder of record with respect to those Shares and these proxy materials are being sent directly to you by Och-Ziff. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed or sent a proxy card for you to use.

What do I need to do to attend the Annual Meeting and when should I arrive?

In order to be admitted to the Annual Meeting, a Shareholder must present an admission ticket or proof of ownership of the Shares on the record date. Any holder of a proxy from a Shareholder must present the proxy, properly executed, as well as an admission ticket to be admitted. Shareholders and proxyholders must also present a form of valid, government-issued photo identification, such as a driver’s license or passport. These items must be presented to the security personnel at the lobby reception desk located at 200 Park Avenue, New York, New York 10166, in order to be admitted to the offices of Gibson, Dunn & Crutcher LLP. Expired forms of identification will not be accepted.

An admission ticket is attached to the last page of this proxy statement. If you plan to attend the Annual Meeting, please keep the admission ticket and bring it with you to the Annual Meeting. If you do not bring an admission ticket or proof of ownership of our Shares on the record date, you will not be admitted to the Annual Meeting. If you are a beneficial owner of Class A Shares and your Shares are held in the name of a broker, trustee or other nominee, a brokerage statement or letter from a bank or broker detailing ownership of the Class A Shares as of the record date is an example of proof of ownership. If you are the holder of a proxy from a Shareholder, you should obtain your admission ticket from the Shareholder. For security reasons, you may be subject to search prior to your admittance to the Annual Meeting.

Admission to the Annual Meeting will begin at 8:30 a.m. Eastern Time. Since space is limited, seating at the Annual Meeting will be on a first come, first served basis. In order to ensure that you are seated by the commencement of the Annual Meeting at 9:00 a.m. Eastern Time, we recommend that you arrive early.

What constitutes a quorum?

The presence of a quorum is required for business to be conducted at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the Shares outstanding as of the record date and entitled to vote shall constitute a quorum. As of the March 12, 2013 record date, 435,044,989 Shares (comprised of 149,908,595 Class A Shares and 285,136,394 Class B Shares) were outstanding and entitled to vote. If you submit a properly executed proxy card, regardless of whether you abstain from voting, you will be considered in determining the presence of a quorum. Similarly, “broker non-votes” (described below) will be counted in determining the presence of a quorum.

How do I vote?

You may vote in person at the Annual Meeting or by mail. If you hold your Shares in “street name” through a broker, trustee or other nominee, you may also be able to vote by telephone or electronically through the Internet in accordance with the voting instructions provided to you by such broker, trustee or other nominee.

Voting by Mail:    If you are a holder of record of Shares and choose to vote by mail, simply complete, sign and date your proxy card and mail it in the accompanying pre-addressed envelope. Proxy cards submitted by mail must be received by our Office of the Secretary prior to the Annual Meeting in order for your Shares to be voted. If you hold Shares beneficially in street name and choose to vote by mail, you must complete, sign and date the voting instruction card provided by your broker, trustee or other nominee and mail it in the accompanying pre-addressed envelope within the specified time period.

Voting by Telephone or Internet:    If you are a holder of record of Shares, you can choose to vote by telephone or by Internet. You can vote by telephone by calling the toll-free telephone number on your proxy card. The website for Internet voting is listed on the proxy card. Please have your proxy card handy when you call or go online. Telephone and Internet voting facilities for shareholders of record will close at 11:59 p.m. Eastern Time on May 6, 2013. If you hold your Shares beneficially in street name, the availability of telephonic or Internet voting will depend on the voting process of your broker, trustee or other nominee. Please check with your broker, trustee or other nominee and follow the voting procedures your broker, trustee or other nominee provides to vote your Shares.

Voting in Person at the Annual Meeting:    If you are a record holder of Shares, you may attend and vote in person at the Annual Meeting. If you are a beneficial owner of Shares held in the name of a broker, trustee or other nominee, you must obtain a “legal proxy,” executed in your favor, from such broker, trustee or other nominee to be able to vote in person at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this “legal proxy” from the holder of record.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions by mail as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. Any vote properly cast at the Annual Meeting will supersede any previously submitted proxy or voting instructions. For additional information, please see “Can I change my vote or revoke my proxy after I return my proxy card?” below.

How does the Board recommend I vote on the proposals?

The Board’s recommendations are set forth after the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

•	“FOR” the election of Daniel S. Och and Jerome P. Kenney as Class III directors to serve for a three-year term (see Proposal No. 1);

•	“FOR” the approval of the adoption of the Company’s 2013 Incentive Plan (see Proposal No. 2); and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2013 (see Proposal No. 3).

How will my Shares be voted if I do not indicate a vote on my proxy card?

Your Shares will be voted as you indicate on the proxy card or voting instruction form, as applicable. If you return your signed proxy card but do not mark the boxes indicating how you wish to vote, your Shares will be voted as recommended by the Board on those items. See the question above entitled “How does the Board recommend I vote on the proposals?”

Your Shares will be voted in accordance with the discretion of the proxyholders as to any other matter that is properly presented at the Annual Meeting.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the Annual Meeting. If you are a shareholder of record as of March 12, 2013, regardless of the way in which you submitted your original proxy, you may change it by:

•	returning a later-dated signed proxy card to us prior to the Annual Meeting at 9 West 57th Street, New York, New York 10019, Attention: Office of the Secretary;

•	delivering a later-dated written notice of revocation to us prior to the Annual Meeting at 9 West 57th Street, New York, New York 10019, Attention: Office of the Secretary;

•	submitting a later-dated proxy by telephone or Internet (only your last telephone or Internet proxy will be counted) prior to the Annual Meeting; or

•	attending the Annual Meeting and properly voting in person.

Alternatively, you may hand deliver a later-dated written notice of revocation, or later-dated signed proxy to the Secretary at the Annual Meeting before we begin voting.

If your Shares are held through a broker, trustee or other nominee, you will need to contact that nominee if you wish to change your voting instructions. You may also vote in person at the Annual Meeting if you obtain a “legal proxy” as described in the answer to the question above entitled “How do I vote? —Voting in Person at the Annual Meeting.”

Mere attendance at the Annual Meeting will not cause your previously granted proxy to be revoked.

What vote is required to approve each proposal?

Election of Directors.    For Proposal No. 1, the election of directors, each Shareholder is entitled to vote for two nominees for Class III director. Directors are elected by a plurality of the votes cast at any duly convened meeting at which a quorum is present. Thus, the two nominees with the greatest number of votes will be elected. Withheld votes will have no effect on the election of Class III directors.

Other Proposals.    For Proposal Nos. 2 and 3, the approval of the adoption of the Company’s 2013 Incentive Plan and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, respectively, a majority of the votes cast will be required for approval. A majority of votes cast means that the number of votes cast “for” must exceed the number of votes “against.” Abstentions will have no effect on Proposal Nos. 2 and 3, as they are not counted as votes cast. Notwithstanding the vote standards described herein, please be advised that Proposal No. 3 is advisory only and will not be binding on the Company or the Board and will not create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board. However, the Board and/or the Audit Committee, as the case may be, will take into account the outcome of the votes when considering what action, if any, should be taken in response to the advisory vote by Shareholders.

A “broker non-vote” would occur only if a broker, trustee or other nominee does not have discretionary authority and has not received instructions with respect to a particular item from the beneficial owner or other person entitled to vote such Shares. Brokers will have discretionary voting power to vote Shares for which no voting instructions have been provided by the beneficial owner with respect to Proposal No. 3. Brokers will not have discretionary voting power to vote Shares with respect to Proposal Nos. 1 and 2. Broker non-votes will have no effect on Proposal Nos. 1 and 2, as they are not counted as votes cast.

Mr. Och, the Chairman of the Board and Chief Executive Officer of the Company, holds approximately 66.0% of the total voting interest in the Company as of March 12, 2013. Mr. Och has indicated that he will vote in favor of Proposal Nos. 1, 2 and 3. Please be advised that if Mr. Och votes as he has indicated, his vote is sufficient to satisfy the quorum and voting requirements under our Operating Agreement and Delaware law, each as currently in effect, that are necessary to adopt the proposals set forth in this proxy statement.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxyholders will have the discretion to vote your Shares on any additional matters properly presented for a vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. If, for any reason, any of our nominees for Class III director is not available as a candidate for director, the persons named as proxyholders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors, or the size of the Board of Directors will be reduced.

Who will count the vote?

Representatives of Broadridge Financial Solutions, Inc. will count the votes and act as the inspector of election.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. We are required to request that brokers, trustees and other nominees who hold Shares in their names furnish our proxy materials to the beneficial owners of the Shares, and we must reimburse these brokers, trustees and other nominees for the expenses of doing so in accordance with statutory fee schedules.

CORPORATE GOVERNANCE

Board of Directors

The primary functions of our Board of Directors are to:

•	provide oversight, counseling and direction to our management in the interest and for the benefit of our Shareholders;

•	monitor senior management’s performance;

•	actively oversee risks that could affect our Company;

•	oversee and promote the exercise of responsible corporate governance; and

•

perform the duties and responsibilities assigned to them under our Operating Agreement and other organizational documents, Corporate Governance Guidelines and the laws of Delaware, our state of formation.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines as a framework for the governance of the Company. Our Corporate Governance Guidelines work together with our Operating Agreement and the Class B Shareholders Agreement executed in connection with our initial public offering (the “Class B Shareholders Agreement”), both of which contain certain processes and procedures relating to our corporate governance. Our Corporate Governance Guidelines describe additional processes and procedures that are intended to meet the listing standards of the NYSE and also provide reasonable assurance that our Board of Directors acts in the best interest of our Shareholders. The Corporate Governance Guidelines address issues relating to the Board of Directors, such as membership, Board leadership and meetings and procedures, as well as issues relating to the committees of the Board, such as structure, function, charters, membership and responsibilities. The full text of our Corporate Governance Guidelines can be found in the “Class A Shareholders—Corporate Governance—Corporate Governance Documents” section of our website (www.ozcap.com). A copy may also be obtained upon written request to us at 9 West 57th Street, New York, New York 10019, Attention: Office of the Secretary.

Director Independence

Under our Corporate Governance Guidelines, a majority of the directors serving on our Board must qualify as independent directors and each of the Audit Committee, Compensation Committee and Nominating, Corporate Governance and Conflicts Committee must consist solely of independent directors. As described in the Corporate Governance Guidelines, our Board annually (or as circumstances warrant) makes an affirmative determination regarding the independence of each director. An “independent” director is a director who meets both the NYSE’s definition of independence as well as the Board’s independence standards (the “Director Independence Standards”), in each case as determined by the Board in its business judgment. The Director Independence Standards, attached as Exhibit A to this proxy statement, are set forth in our Corporate Governance Guidelines and are also available on our website (www.ozcap.com). Our Board undertook its annual review of director independence in April 2013, and in the process reviewed the independence of each director, including the director nominees. In determining independence, our Board reviews, among other things, whether directors have any material relationship with us. An independent director must not have any material relationship with us, or any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Based on the standards set forth by the NYSE and in our Director Independence Standards, the Board has affirmatively determined that Allan S. Bufferd, J. Barry Griswell, Jerome P. Kenney and Georganne C. Proctor are each independent. Daniel S. Och, Joel M. Frank and David Windreich are members of management and therefore are not independent.

Because our executive managing directors currently control more than 50% of our voting power, we are eligible for the “controlled company” exemption from the NYSE requirements that our Board of Directors consist of a majority of independent directors and that our Compensation Committee and Nominating, Corporate Governance and Conflicts Committee consist solely of independent directors. Although we do not currently intend to utilize the NYSE’s “controlled company” exemption, we may in the future decide to do so.

Board Leadership Structure; Executive Sessions of the Independent Directors

Daniel S. Och is our founder, Chairman of the Board and Chief Executive Officer (“CEO”). Currently, the Board believes that having Mr. Och serve as both Chairman and CEO is in the best interest of the Company and the holders of its Class A Shares. Our Corporate Governance Guidelines, which are reviewed at least annually by our Nominating, Corporate Governance and Conflicts Committee, reflect the Board’s current determination that our Chief Executive Officer should serve as Chairman of the Board. However, our Operating Agreement permits the roles of Chairman and CEO to be filled by the same or different individuals. This allows the Board flexibility to determine whether the two roles should be separated in the future based upon the Company’s needs and the Board’s assessment of the Company’s leadership from time to time. Mr. Och founded Och-Ziff in 1994, managed the firm’s growth and international expansion, led our IPO and, together with the Board, oversaw the initial implementation of our corporate governance program, under which we determined not to utilize the NYSE’s “controlled company” exemption. Mr. Och possesses a deep and detailed knowledge of the global markets, the hedge fund industry and the risks, opportunities and challenges facing the Company. He is, therefore, best positioned to focus the Board’s attention on the significant matters that are appropriate for its consideration.

The Board believes the combined position of Chairman and CEO provides an efficient and effective leadership model for the company and clear accountability to Shareholders with the support and balance provided by the independent, non-management directors of the Board, who comprise a majority of the Board and constitute all of the members of the Board’s fully independent Audit, Compensation and Nominating, Corporate Governance and Conflicts Committees. In addition, our Board, in accordance with our Corporate Governance Guidelines, annually selects a Lead Independent Director. The Board has selected Allan S. Bufferd to serve as Lead Independent Director. The Lead Independent Director presides over all executive sessions of the independent, non-management members of the Board, has the authority to call unscheduled executive sessions and serves as a liaison between the Chairman and other senior members of the Company’s management team and the independent members of the Board.

Pursuant to our Corporate Governance Guidelines, the independent directors meet in executive sessions without management present at least once every quarter. Following these sessions, the Lead Independent Director provides management with specific feedback and input regarding information flow, agenda items and any other relevant matters, thereby enhancing the oversight function of the independent directors and the committees of the Board.

Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating, Corporate Governance and Conflicts Committee. All of the members of each of these committees are independent. Our Corporate Governance Guidelines provide that the Board may establish and maintain other committees from time to time, as it deems necessary and appropriate. The following table provides a summary of the membership of the Board and each of its standing committees as of March 31, 2013:

Director	Board	Audit Committee	Nominating, Corporate Governance and Conflicts Committee	Compensation Committee

Allan S. Bufferd	X	Chair	X	X

J. Barry Griswell	X	X	X	Chair

Jerome P. Kenney	X	X	Chair	X

Georganne C. Proctor	X	X	X	X

Daniel S. Och	Chair

Joel M. Frank	X

David Windreich	X

Audit Committee

The primary responsibilities of the Audit Committee are to assist the Board in its oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the qualifications and independence of the Company’s independent registered public accounting firm; and (iv) the performance of the Company’s independent registered public accounting firm and our internal audit department. Among its specific duties and responsibilities, the Audit Committee:

•	is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm;

•

considers and monitors the independence of the independent registered public accounting firm by obtaining and reviewing a report by the independent registered public accounting firm describing any relationships that may reasonably be thought to bear on the independence of the independent registered public accounting firm, discussing with the independent registered public accounting firm the potential effects of any such relationships on independence and obtaining a description of each category of services provided by the independent registered public accounting firm to the Company together with a list of fees billed for each category;

•

reviews and discusses with management and the independent registered public accounting firm our earnings press releases, financial statements and the specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q, including any significant financial items and accounting policies or changes relating to such items or policies;

•

reviews and discusses with management, our internal audit department and the independent registered public accounting firm their reports regarding the adequacy and effectiveness of our financial reporting process and internal controls, including internal control over financial reporting and disclosure controls and procedures;

•

reviews and discusses with management and our internal audit department the scope of and the work performed under our internal audit program and our practices pertaining to risk assessment and risk management;

•	reviews significant tax, legal and regulatory matters; and

•

establishes and oversees procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

The Audit Committee operates under a written charter adopted by the Board. For additional information regarding the Audit Committee’s duties and responsibilities, please refer to the Audit Committee Charter, which is available in the “Class A Shareholders—Corporate Governance—Corporate Governance Documents” section of our website (www.ozcap.com). Copies of the Audit Committee Charter may also be obtained upon written request to us at 9 West 57th Street, New York, New York 10019, Attention: Office of the Secretary.

The current members of the Audit Committee are Messrs. Bufferd, Griswell, and Kenney and Ms. Proctor. Mr. Bufferd currently serves as Chair. The Board has determined that each of the members of the Audit Committee is an “Audit Committee Financial Expert” for purposes of the rules of the SEC, as each possesses accounting and related financial management expertise. The Board also has determined in its business judgment that each member of the Audit Committee is financially literate, as required by the NYSE. All members of our Audit Committee are independent directors within the meaning of the Director Independence Standards included in the Company’s Corporate Governance Guidelines, the NYSE listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act.” Our Corporate Governance Guidelines and Audit Committee Charter restrict Audit Committee members from simultaneously serving on the audit committees of more than two other public companies without a specific Board determination that such simultaneous service will not impair the ability of such member to serve on our Audit Committee. Currently, none of the members of the Audit Committee sits on the audit committees of more than two other public companies.

Nominating, Corporate Governance and Conflicts Committee

The primary responsibilities of the Nominating, Corporate Governance and Conflicts Committee are to: (i) identify individuals qualified to become members of our Board, in addition to those identified by the Class B Shareholder Committee; (ii) recommend to the Board director candidates for election at the Annual Meetings; (iii) develop and recommend to our Board a set of corporate governance guidelines; and (iv) oversee the evaluation of the Board and its committees. Among its specific duties and responsibilities, the Nominating, Corporate Governance and Conflicts Committee:

•

establishes processes and procedures for the selection and nomination of directors, subject to the rights of the Class B Shareholder Committee (for information on the Class B Shareholder Committee, please see “Certain Agreements of Och-Ziff and the Och-Ziff Operating Group Entities—Class B Shareholder Agreement—Class B Shareholder Committee; Proxy and Approval Rights—Class B Shareholder Committee”);

•	periodically reviews the size and composition of the Board and its committees and recommends any appropriate changes to the Board;

•	recommends to the Board candidates for election or reelection to the Board at each annual Shareholders’ meeting, subject to the rights of the Class B Shareholder Committee;

•

annually reviews our Corporate Governance Guidelines to assess whether they are appropriate for the Company and comply with the requirements of the NYSE and other relevant requirements, and recommends to the Board changes as appropriate to these guidelines; and

•

establishes and oversees policies and procedures governing related person transactions, periodically reviews and updates as appropriate these policies and procedures and reviews and approves or ratifies any related person transactions, other than related person transactions that are pre-approved pursuant to our Related Person Transaction Policy, described under “Certain Matters and Related Person Transactions—Policy on Transactions and Arrangements with Related Persons.”

The Nominating, Corporate Governance and Conflicts Committee operates under a written charter adopted by the Board. The Committee does not have a formal policy with respect to the consideration of diversity in identifying nominees for director. However, the Committee seeks to have a Board that reflects the appropriate balance of knowledge, experience, skills, expertise and diversity (including, but not limited to, diversity of occupational and personal backgrounds) and considers these criteria when nominating individuals to serve on the Board. The Committee assesses its achievement of diversity through the review of Board composition as part of the Board’s annual self-assessment process. For additional information regarding the Committee’s duties and responsibilities, please refer to the Nominating, Corporate Governance and Conflicts Committee Charter, which is available in the “Class A Shareholders—Corporate Governance—Corporate Governance Documents” section of our website (www.ozcap.com). Copies of the Nominating, Corporate Governance and Conflicts Committee Charter may also be obtained upon written request to us at 9 West 57th Street, New York, New York 10019, Attention: Office of the Secretary.

The current members of the Nominating, Corporate Governance and Conflicts Committee are Messrs. Kenney, Bufferd and Griswell and Ms. Proctor. Mr. Kenney currently serves as Chair. All members of our Nominating, Corporate Governance and Conflicts Committee are independent directors within the meaning of the Director Independence Standards included in the Company’s Corporate Governance Guidelines and the NYSE listing standards.

Compensation Committee

The primary responsibilities of the Compensation Committee are to assist the Board in matters relating to the compensation of our executive officers, employees and directors. Among its specific duties, the Compensation Committee:

•

oversees and makes recommendations regarding our overall compensation structure, policies and practices, and assesses whether our compensation structure establishes appropriate incentives for our executive managing directors, management and employees;

•

oversees the Och-Ziff Capital Management Group LLC Amended and Restated 2007 Equity Incentive Plan (the “Plan”) and any other equity-based incentive compensation plans and other compensation and employee benefit plans;

•	reviews and discusses with management our Compensation Discussion and Analysis and related disclosures included in our annual proxy statement;

•	monitors compliance by the independent directors with the Company’s Class A Share ownership requirements; and

•	reviews the compensation of directors for service on our Board and our committees and recommends changes in compensation to our Board, to the extent warranted.

The Compensation Committee operates under a written charter adopted by the Board. For additional information regarding the Committee’s duties and responsibilities, please refer to the Compensation Committee Charter, which is available in the “Class A Shareholders—Corporate Governance—Corporate Governance Documents” section of our website (www.ozcap.com). Copies of the Charter may also be obtained upon written request to us at 9 West 57th Street, New York, New York 10019, Attention: Office of the Secretary.

The current members of the Compensation Committee are Messrs. Griswell, Bufferd and Kenney and Ms. Proctor. Mr. Griswell currently serves as Chair. All members of our Compensation Committee are independent directors within the meaning of the Director Independence Standards included in the Company’s Corporate Governance Guidelines and the NYSE listing standards and are also “non-employee” directors as defined by Rule 16b-3(b)(3) under the Exchange Act and “outside” directors within the meaning of Section 162(m)(4)(c)(1) of the Internal Revenue Code of 1986 (the “Code”).

Board Role in Risk Oversight

Our Board is responsible for overseeing the effectiveness of management’s overall risk management programs and processes and focuses on our overall risk management strategies. Management is responsible for the day-to-day assessment and management of risk and the development and implementation of related mitigation procedures and processes. In exercising this responsibility, management regularly conducts risk assessments of our business and operations, including our funds’ portfolios. Management’s risk management processes cover the full scope of our operations, are global in nature and designed to identify and assess risks as well as determine appropriate ways to mitigate and manage risks. Further, our Risk Committee, which is comprised of members of senior management, oversees portfolio risk management processes. We have developed an Enterprise Risk Management (“ERM”) program. Our Chief Financial Officer works with the heads of significant business areas to assist in our identification, assessment and management of Company-wide risks. The Company’s Head of Internal Audit oversees the development and maintenance of an ERM report that is presented to our Board of Directors and Audit Committee.

Our Board has delegated to its committees specific risk oversight responsibilities as summarized below. The chairs of the committees report regularly to the Board on the areas of risk they are responsible for overseeing. Further, under our Corporate Governance Guidelines, each of our directors has full and free access to members of the Company’s management and, in accordance with our organizational documents and agreements, may consult with the Company’s management committees. The Board and its committees oversee risks associated with their respective principal areas of focus, summarized as follows:

•

The Board as a whole has primary responsibility for overseeing strategic, financial and execution risks associated with the Company’s operations and operating environment, including: (i) significant changes in economic and market conditions worldwide that may pose significant risk to our overall business; (ii) major legal, regulatory and compliance matters that may present material risk to the Company’s operations, plans, prospects or competitive position; (iii) strategic and competitive developments; and (iv) senior management succession planning. The Board reviews information concerning these, the ERM program, and other relevant matters that are regularly presented by management, including our Risk Committee, our Head of Internal Audit, our Chief Legal and Compliance Officer, as well as each of the committees of the Board.

•

The Audit Committee has primary responsibility for addressing risks relating to financial matters, particularly financial reporting, accounting practices and policies, disclosure controls and procedures, internal control over financial reporting and significant tax, legal and regulatory compliance matters. The Audit Committee discusses the development and maintenance of the Company’s ERM program and has been delegated primary responsibility for overseeing certain specific risks identified therein. The Company’s Head of Internal Audit also reports independently to the Audit Committee.

•

The Compensation Committee has primary responsibility for risks and exposures associated with the Company’s compensation policies, plans and practices, regarding both executive compensation and the compensation structure generally, including whether it provides appropriate incentives and alignment of interests between our executives and the holders of our Class A Shares. Management has reviewed the Company’s compensation policies and practices for our executive managing directors and employees as they relate to our risk management and reported its findings to the Compensation Committee. The Compensation Committee has concluded that our compensation policies and practices, as described in the section below entitled “Compensation Discussion and Analysis,” encourage and reward prudent business judgment and appropriate risk-taking over the long term and do not create incentives for risk-taking that are reasonably likely to pose material risks to the Company.

•	The Nominating, Corporate Governance and Conflicts Committee oversees risks associated with the independence of the Board and potential conflicts of interest.

Director Attendance at the Annual Meeting and Board and Committee Meetings

Pursuant to our Corporate Governance Guidelines, all of our directors are expected to prepare for, attend and actively participate in all Board meetings and all meetings of any committee of the Board of which they are a member. Also, pursuant to our Corporate Governance Guidelines, our directors are encouraged to attend the Company’s Annual Meetings. All of our directors attended the 2012 Annual Meeting in person. During the year ended December 31, 2012, the Board held 8 meetings, the Audit Committee held 9 meetings, the Compensation Committee held 10 meetings and the Nominating, Corporate Governance and Conflicts Committee held 3 meetings. During 2012, each incumbent member of the Board attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings held by committees on which he or she served during the period for which he or she was a director or committee member.

Selection of Director Nominees

Under the terms of the Class B Shareholders Agreement, the Class B Shareholder Committee is entitled to designate five nominees (out of seven total, unless the Class B Shareholder Committee approves an increase in the size of our Board) for election to our Board for so long as our executive managing directors and their permitted transferees collectively beneficially own Shares representing more than 50% of the total combined voting power of all our outstanding Shares. Currently, the sole member of the Class B Shareholder Committee is Mr. Och. Only four directors, Messrs. Och, Frank, Windreich and Griswell, currently have been designated by the Class B Shareholder Committee pursuant to the Class B Shareholders Agreement. The Class B Shareholder Committee will be entitled to designate between one and three nominees for election to our Board, depending upon whether our executive managing directors and their permitted transferees own Shares representing at least 10% and less than or equal to 50% of the total combined voting power of all our outstanding Shares. See “Certain Agreements of Och-Ziff and the Och-Ziff Operating Group Entities—Class B Shareholders Agreement.”

With respect to other positions on the Board, the Nominating, Corporate Governance and Conflicts Committee makes a recommendation to the full Board as to any persons it believes should be nominated to serve as a member of the Board, and the Board determines the nominees after considering the recommendation and report of the Committee. The Nominating, Corporate Governance and Conflicts Committee will consider candidates for Board membership suggested by the Class B Shareholder Committee, other members of the Board, management and holders of our Class A Shares. The Nominating, Corporate Governance and Conflicts Committee and the Class B Shareholder Committee may retain the services of one or more third-party search firms to assist in identifying and evaluating potential candidates for Board membership. The Nominating, Corporate Governance and Conflicts Committee does not have a formal policy for consideration of director candidates recommended by our Shareholders, as our Corporate Governance Guidelines provide that such candidates will be evaluated using the same criteria as candidates recommended by members of our Board or management. Shareholders may recommend any person for consideration as a director nominee by writing to the Nominating, Corporate Governance and Conflicts Committee at Och-Ziff Capital Management Group LLC, 9 West 57th Street, New York, New York 10019, Attention: Office of the Secretary. Recommendations must include the name and address of the Shareholder making the recommendation, a representation that the Shareholder is a holder of our Shares, the full name of and biographical information about the individual recommended, including the individual’s business experience for at least the five previous years and qualifications as a director, and any other information the Shareholder believes would be helpful to the Nominating, Corporate Governance and Conflicts Committee in evaluating the individual recommended.

Once a director candidate is identified, the Nominating, Corporate Governance and Conflicts Committee evaluates the candidate by considering criteria that it deems to be relevant. Although there are no specific minimum qualifications, the criteria evaluated by the Nominating, Corporate Governance and Conflicts Committee may include, among others, business experience and skills, independence, judgment, integrity, diversity, the ability to commit sufficient time and attention to Board activities, and the absence of actual and/or potential conflicts of interest. The Nominating, Corporate Governance and Conflicts Committee considers these criteria in the context of the perceived needs of the Board as a whole at any given time.

In evaluating whether to nominate an incumbent director whose term of office is about to expire, and subject to the rights of the Class B Shareholder Committee, the Nominating, Corporate Governance and Conflicts Committee also reviews the director’s overall service to the Company during his or her term, including the number of meetings attended, participation in and contribution to the deliberation of the Board and its committees, independence matters, and the benefits of continuity among Board members. In the event such incumbent director is a member of the Committee, such director recuses himself or herself from that portion of the meeting. In accordance with this process, the Nominating, Corporate Governance and Conflicts Committee recommended that the Board of Directors nominate each of Messrs. Och and Kenney for election as a Class III director at the 2013 Annual Meeting.

Communications with the Board

Any Shareholder or other interested party who wishes to communicate directly with the Board as a group or any individual member of the Board should write to: The Board of Directors, c/o Och-Ziff Capital Management Group LLC, 9 West 57th Street, New York, New York 10019, Attention: Office of the Secretary. Any Shareholder or other interested party who wishes to communicate directly with the independent directors as a group or any individual independent member of our Board should write to: Independent Directors, c/o Och-Ziff Capital Management Group LLC, 9 West 57th Street, New York, New York 10019, Attention: Office of the Secretary.

Relevant communications will be distributed to any or all directors as appropriate depending on the facts and circumstances outlined in the individual communication. In accordance with instructions from the Board, the Office of the Secretary reviews all correspondence, organizes the communications for review by the Board and distributes such communications to the full Board, to the independent directors or to one or more individual members, as appropriate. In addition, at the request of the Board, communications that do not directly relate to our Board’s duties and responsibilities as directors will be excluded from distribution. Such excluded items include, among others, “spam,” advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission. Any excluded communication will be made available to any director upon his or her request.

Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) applicable to all of our employees, officers and executive managing directors, including our Chief Executive Officer and our Chief Financial Officer, and to all members of the Board. The Code of Ethics works in conjunction with the other compliance policies and procedures implemented by the Company. The Code of Ethics requires avoidance of conflicts of interest, compliance with all applicable laws and other legal requirements, conduct of business in an honest and ethical manner, integrity and actions in our best interest. Everyone subject to the Code of Ethics is required to report any suspected violation of the Code of Ethics or of any law, rule or regulation or internal corporate policy or any other unethical behavior to his or her supervisor or manager, our Chief Administrative Officer or a member of our Legal and Compliance Department. A copy of the Code of Ethics is available on our website (www.ozcap.com) and may also be obtained upon written request to: Och-Ziff Capital Management Group LLC, 9 West 57th Street, New York, New York 10019, Attention: Office of the Secretary.

The Sarbanes-Oxley Act of 2002 requires companies to have procedures in place to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. We currently have such procedures in place and our Audit Committee is responsible for overseeing them.

PROPOSAL NO. 1

ELECTION OF CLASS III DIRECTORS

General

Our Board currently consists of seven members. Our Board may consist of such other number of directors as may from time to time be determined by a majority of our Board to be appropriate in accordance with the terms of our Operating Agreement and the Class B Shareholders Agreement. Pursuant to the Operating Agreement, our Board is divided into three classes of approximately equal size. Each class of directors is elected for a three-year term, and the election of the classes is staggered such that only one class of directors is elected each year.

Directors Standing for Election

Two of our directors are standing for election: Daniel S. Och and Jerome P. Kenney. Each of these nominees currently serves on the Board as a Class III director, and each has consented to serve for an additional three-year term ending at the 2016 Annual Meeting and when his successor is duly elected or appointed and qualified.

We do not know of any reason why any of the nominees would be unable to serve as a Class III director. However, if any of the nominees should become unavailable to serve, the Board may designate a substitute nominee or reduce the size of the Board. If the Board designates a substitute nominee, the persons named as proxies will vote “FOR” that substitute nominee.

The Board of Directors unanimously recommends that Shareholders vote

“FOR” the election of Messrs. Och and Kenney as Class III directors.

The following table sets forth biographical information as of March 31, 2013 with respect to each nominee for director:

Name	Director Class	Expiration of Term	Age	Position
Daniel S. Och	III	2013	52	Chairman of the Board and Chief Executive Officer

Jerome P. Kenney	III	2013	71	Independent Director

Following are the biographies for our director nominees, including information concerning the particular experience, qualifications, attributes or skills that led the Nominating, Corporate Governance and Conflicts Committee and the Board to conclude that the director should continue to serve on the Board:

Daniel S. Och joined our Board in November 2007 in connection with our initial public offering. Mr. Och is our founder, Chairman of the Board and Chief Executive Officer. He is also Chair of the Partner Management Committee and an Executive Managing Director of the Och-Ziff Operating Group. Prior to founding Och-Ziff in 1994, Mr. Och spent eleven years at Goldman, Sachs & Co. He began his career in the Risk Arbitrage Department and later responsibilities included Head of Proprietary Trading in the Equities Division and Co-Head of U.S. Equities Trading. Mr. Och holds a B.S. in Finance from the Wharton School of the University of Pennsylvania.

Mr. Och’s background as the founder of Och-Ziff in 1994 and his day-to-day leadership of Och-Ziff since then as Chief Executive Officer and Executive Managing Director enables him to bring to the Board valuable insights and perspectives about Och-Ziff, the alternative asset management industry and the global markets and economies, including a thorough understanding of the Company’s business, operations and prospects.

Jerome P. Kenney joined our Board in November 2007 and is Chair of the Nominating, Corporate Governance and Conflicts Committee. Mr. Kenney currently serves as a senior advisor to BlackRock, a leading asset management firm. Mr. Kenney was Vice-Chairman and member of the Executive Client Coverage Group of Merrill Lynch & Co., Inc., currently the investment banking and wealth management division of Bank of America Corporation, positions he held from February 2002 to August 2008. From 1990 to 2002, Mr. Kenney served as the head of Corporate Strategy, Business Development and Research, and oversaw Corporate Credit, Marketing and Government Relations at Merrill Lynch. From 1985 to 1991, he served as President and Chief Executive Officer of the Merrill Lynch Global Markets and Investment Banking Group and as a member of the Board of Directors of Merrill Lynch. Mr. Kenney was previously a member of the Board of Directors of Invesco Ltd., where he served on its Audit, Compensation and Nominating and Corporate Governance Committees and also of Freddie Mac (formerly known as Federal Home Loan Mortgage Corporation), where he served on its Audit, Compensation and Human Resources Committees. Mr. Kenney holds a B.A. in Economics from Yale University and an M.B.A. in Finance from Kellogg School of Management at Northwestern University.

Mr. Kenney has extensive experience in the global financial services and asset management businesses due in large part to his service as a senior executive officer of Merrill Lynch. For more than 30 years, Mr. Kenney had responsibility in several areas, including Merrill Lynch’s firm wide corporate strategy, international and domestic business development, M&A and government relations as well as its equity, fixed income, derivative, currency and commodities trading businesses. Mr. Kenney also served for several years as the head of Merrill Lynch’s Risk Management Committee. Mr. Kenney’s prior service on the boards and independent board committees of other public companies in the financial industry provides him with valuable experience in corporate governance, compensation and audit and financial reporting matters.

Directors Continuing in Office

The following table sets forth information as of March 31, 2013 with respect to each director continuing in office beyond the Annual Meeting:

Name	Director Class	Expiration of Term	Age	Position
Joel M. Frank	I	2014	57	Chief Financial Officer and Senior Chief Operating Officer
David Windreich	II	2015	55	Head of U.S. and European Investing
Allan S. Bufferd	I	2014	75	Independent Director
J. Barry Griswell	II	2015	64	Independent Director
Georganne C. Proctor	II	2015	56	Independent Director

Following are the biographies for our directors noted above, including information concerning the particular experience, qualifications, attributes or skills that led the Nominating, Corporate Governance and Conflicts Committee and the Board to conclude that the director should serve on the Board:

Joel M. Frank joined our Board in November 2007. Mr. Frank is our Chief Financial Officer and Senior Chief Operating Officer, a member of the Partner Management Committee and an Executive Managing Director of the Och-Ziff Operating Group. Prior to joining Och-Ziff at its inception in 1994, Mr. Frank was with Rho Management Company, Inc. as its Chief Financial Officer from 1988 to 1994. Mr. Frank was previously with Manufacturers Hanover Investment Corporation from 1983 to 1988 as Vice President and Chief Financial Officer, and was with Manufacturers Hanover Trust from 1977 to 1983. Mr. Frank holds a B.B.A. in Accounting from Hofstra University and an M.B.A. in Finance from Fordham University. Mr. Frank is a C.P.A. certified in the State of New York.

Mr. Frank joined Och-Ziff at its inception in 1994 and, together with Messrs. Och and Windreich, helped to manage the Company’s significant growth and evolution as a public company. Together with his deep and detailed knowledge of Och-Ziff, Mr. Frank brings extensive business, financial, operating and regulatory experience to the Board. His service on the Board and as Chief Financial Officer and Senior Chief Operating Officer creates a critical link between management and the Board, particularly regarding financial, risk management, accounting and internal control matters, enabling the Board to more effectively perform its oversight function.

David Windreich joined our Board in November 2007 and is the Head of U.S. and European Investing. He is also a member of the Partner Management Committee and an Executive Managing Director of the Och-Ziff Operating Group. Prior to joining Och-Ziff at its inception in 1994, Mr. Windreich was a Vice President in the Equity Derivatives Department of Goldman, Sachs & Co. He began his career at Goldman Sachs in 1983 and became a Vice President in 1988. Mr. Windreich holds both a B.A. in Economics and an M.B.A. in Finance from the University of California, Los Angeles.

Mr. Windreich’s experience and investment expertise have enabled him, together with Messrs. Och and Frank, to develop and expand the Company’s investment strategies and teams within the United States, Europe and Asia. He possesses extensive knowledge about the Company and its significant risk management processes, particularly those around the investment activities of the Och-Ziff funds. His service on the Board and as Head of U.S. and European Investing creates another critical link between management and the Board, providing the Board with the benefit of his perspectives on Och-Ziff’s business and thereby enabling the Board to more effectively perform its oversight function.

Allan S. Bufferd joined our Board in November 2007, is Chair of the Audit Committee and is our Lead Independent Director. Mr. Bufferd has been Treasurer Emeritus of the Massachusetts Institute of Technology (“MIT”) since his retirement in May 2006 as MIT’s Treasurer and Chief Investment Officer. From July 2004 until his retirement from MIT, Mr. Bufferd served as the first president of the MIT Investment Management Company, which provides stewardship of MIT’s financial resources. Mr. Bufferd holds S.B., S.M. and Sc.D. degrees in Materials Engineering from MIT and a J.D. from Suffolk University. Mr. Bufferd is a director and a member of the Audit, Nominating and Remuneration Committees of City of London Investment Management Group. From August 2006 until December 2009, he served as a director of RAM Holdings Ltd., where he was a member of the Nominating and Corporate Governance Committee and Risk Management Committee. Mr. Bufferd also serves on the advisory boards of various private investment funds and as a director or trustee of various non-profit organizations.

During his 30-year career at MIT, Mr. Bufferd supervised the formulation and implementation of investment policy for $12 billion of endowment and retirement fund assets of MIT. This experience provides him with a thorough understanding of institutional asset management and the hedge fund industry. Mr. Bufferd is a current or former member of a large number of corporate, foundation and investment advisory boards, and he possesses strong leadership and communication skills, well suited to his position as Lead Independent Director. Furthermore, his service on the audit, compensation and governance committees of other public companies gives him a strong background in corporate governance.

J. Barry Griswell joined our Board in June 2011 and is the Chair of our Compensation Committee. Mr. Griswell is the former Chairman and Chief Executive Officer of Principal Financial Group, Inc., a global investment management company, positions he held from 2002 to 2009 and 2000 to 2008, respectively. He remained a non-executive member of Principal Financial Group’s Board of Directors until 2010. Prior to joining Principal Financial Group in 1988, Mr. Griswell served as President and Chief Executive Officer of MetLife Marketing Corporation. Mr. Griswell has been a member of the Board of Directors of National Financial Partners Corp. since 2010, where he is currently Chairman of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Since 2004, he has been a member of the Board of Directors of Herman Miller, Inc., where he currently is Chair of the Compensation Committee and a member of the Executive Committee. Mr. Griswell received a B.A. from Berry College and an M.B.A. from Stetson University.

Mr. Griswell is the former Chairman and Chief Executive Officer of a Fortune 500 company within the financial services industry. As a result, he has extensive executive leadership, management and operational experience with an organization that offered business, individuals and institutional clients a wide range of financial products and services, including retirement and investment services. Mr. Griswell’s leadership of Principal Financial Group through its initial public offering, as well as his leadership as Chairman of the Board of Principal Financial Group brings to our Board of Directors valuable financial expertise and corporate governance experience.

Georganne C. Proctor joined our Board in June 2011. Ms. Proctor is the former Chief Financial Officer of TIAA-CREF, a national financial services organization, a position she held from 2006 to 2010. From 2003 to 2005, Ms. Proctor was Executive Vice President, Finance of Golden West Financial Corporation. Ms. Proctor served as Chief Financial Officer of Bechtel Group, Inc. from 1997 to 2002 and as a director of Bechtel from 1999 to 2002. Ms. Proctor has been a director of Redwood Trust, Inc. since 2006, where she currently is Chair of the Compensation Committee and a member of the Audit Committee. She served on the Board of Directors of Kaiser Aluminum Corporation from 2006 to 2009. Ms. Proctor holds a B.S. in Business Management from the University of South Dakota and an M.B.A. from California State University at Hayward.

Ms. Proctor has significant financial and accounting experience and has worked closely with boards and board committees throughout her career, including as the chief financial officer of large financial institutions. This experience provides her with a thorough understanding of public company reporting obligations, Sarbanes-Oxley compliance and planning, and treasury and liquidity management. Furthermore, her service on the audit and compensation committees of another public company gives her a strong background in the oversight of financial and corporate governance matters.

PROPOSAL NO. 2

APPROVAL OF THE ADOPTION OF THE COMPANY’S 2013 INCENTIVE PLAN

General

The following information relates to the recommendation of the Board that the shareholders of the Company approve the adoption of the 2013 Incentive Plan (“2013 Plan”), which will allow employees, directors, executive managing directors and consultants of and service providers to the Company and any of its subsidiaries or affiliates to participate in the growth of the Company by receiving grants of awards with respect to the Class A Shares of the Company and further align their interests with those of our shareholders. The Company is seeking shareholder approval so that it may use the 2013 Plan to grant options, share appreciation rights, restricted shares, restricted share units, performance shares, unrestricted shares or other share-based awards and to satisfy certain shareholder approval requirements of the rules of the NYSE.

In evaluating whether to adopt the 2013 Plan, the Board considered the Company’s historical gross burn rate (the number of incentive awards granted during a period in proportion to the Company’s outstanding Class A Shares (assuming the exchange of all Och-Ziff Operating Group A Units and Och-Ziff Operating Group D Units for Class A Shares)), issued equity overhang (outstanding incentive awards in proportion to the Company’s outstanding Class A Shares (assuming the exchange of all Och-Ziff Operating Group A Units and Och-Ziff Operating Group D Units for Class A Shares)) and total equity overhang (outstanding incentive awards and shares available for future awards in proportion to the Company’s outstanding Class A Shares (assuming the exchange of all Och-Ziff Operating Group A Units and Och-Ziff Operating Group D Units for Class A Shares)). The Company’s gross burn rate for the 2012 fiscal year was 3% and the three-year average gross burn rate for fiscal 2010 through 2012 was 2%. The Board determined in light of these factors among others that it was appropriate to adopt the 2013 Plan.

The Board adopted the proposed 2013 Plan on April 3, 2013, subject to approval by the Company’s shareholders (the date of approval will be the “Effective Date”). The following description of the 2013 Plan is a summary, does not purport to be complete, and is qualified in its entirety by the full text of the 2013 Plan document, as proposed, which is attached hereto as Exhibit B and has been filed with the SEC with this proxy statement.

Summary of the 2013 Plan

Purpose

The purpose of the Plan is to provide additional incentive to selected employees, directors, executive managing directors and consultants of and service providers to the Company or any subsidiary (including OZ Management, OZ Advisors and OZ Advisors II) or affiliate, whose contributions are essential to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company and its subsidiaries and affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts should result in the long-term growth and profitability of the Company and its subsidiaries and affiliates. To accomplish such purposes, the 2013 Plan provides that the Company or a participating subsidiary or affiliate (which are OZ Management, OZ Advisors and OZ Advisors II and each other subsidiary or affiliate that is a member of the Och-Ziff Operating Group as defined in the Operating Agreement) may grant or sell equity-based awards based on or consisting of Class A Shares, Class B Shares, and interests in the members of the Och-Ziff Operating Group (“LTIP Units”).

Term

No award will be granted pursuant to the 2013 Plan on or after the tenth (10th) anniversary of the Effective Date, but awards that have been granted may extend beyond that date.

Administration

Pursuant to the terms of the 2013 Plan, the administrator of the 2013 Plan (the “Administrator”) will be the Board or, if and to the extent that the Board does not administer the 2013 Plan, a committee designated by the Board (the “Committee”). Subject to any restrictions on the authority delegated to it by the Board, the Administrator will have the power and authority, without limitation:

•	to select participants;

•	to determine whether and to what extent awards are to be granted to participants;

•	to determine the number of Class A Shares, Class B Shares or LTIP Units to be covered by each award;

•

to determine the terms and conditions, not inconsistent with the terms of the 2013 Plan, which shall govern award documents (including but not limited to (i) the restrictions applicable to awards and the conditions under which restrictions applicable to such awards will lapse, (ii) the performance goals and periods applicable to awards, (iii) the exercise price, base price or purchase price, if any, of awards, (iv) the vesting schedule applicable to awards, (v) the number of Class A Shares, Class B Shares or LTIP Units subject to awards and (vi) any amendments to the terms and conditions of outstanding awards, including but not limited to reducing the exercise price or base price of such awards, extending the exercise period of such awards and accelerating the vesting schedule of such awards);

•	to make fair market value determinations with respect to any award;

•	to determine the duration and purpose of leaves of absence that may be granted to a participant without constituting a termination of the participant’s employment or service for purposes of awards;

•	to adopt, alter and repeal such administrative rules, guidelines and practices governing the 2013 Plan as it shall from time to time deem advisable;

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to construe and interpret the terms and provisions of the 2013 Plan and any award (and the award document relating to the award), and to otherwise supervise the administration of the 2013 Plan and exercise all powers and authorities either specifically granted under the 2013 Plan or advisable in the administration of the 2013 Plan;

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to delegate its authority, in whole or in part, to two or more individuals (who may or may not be members of the Board), subject to the requirements of applicable law or any stock exchange on which the Class A Shares are listed;

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to delegate its authority, in whole or in part, and with respect to participants who are not executive officers of the Company, to one or more individuals (who may or may not be members of the Board), subject to the requirements of applicable law or any stock exchange on which the Class A Shares are listed; and

•	to determine at any time whether, to what extent and under what circumstances and method or methods awards may be settled by the Company, or any participating subsidiary or affiliate.

Neither the Board, nor the Administrator, nor their respective delegates shall have the authority to reprice (or cancel and re-grant) any option or, if applicable, other award at a lower exercise price or base price without first obtaining the approval of the Company’s Shareholders.

All decisions made by the Administrator pursuant to the provisions of the 2013 Plan will be final, conclusive and binding on all persons, including the Company and any subsidiary or affiliate and the participants.

Eligibility

Participants shall be selected from time to time by the Administrator, in its sole discretion.

Shares Reserved

Subject to equitable adjustments as described below, the maximum number of Class A Shares that may be delivered pursuant to awards shall be 75 million Class A Shares, as increased on the first day of each fiscal year beginning in fiscal year 2014 by a number of Class A Shares equal to fifteen percent (15%) of the increase, if any, in the number of outstanding Class A Shares from the number of outstanding Class A Shares on the first day of the immediately preceding fiscal year (calculated assuming the exchange of all Och-Ziff Operating Group A Units and Och-Ziff Operating Group D Units for Class A Shares). If any award expires or terminates unexercised, becomes unexercisable or is forfeited as to any Class A Shares, or is tendered or withheld as to any Class A Shares in payment of the exercise price of the award or the taxes payable with respect to the exercise or vesting of the award, then such unpurchased, forfeited, tendered or withheld Class A Shares shall thereafter be available for further awards under the 2013 Plan unless, in the case of options, related share appreciation rights (as described below) are exercised.

Options

Each participant who is granted an option shall enter into an award document containing such terms and conditions as the Administrator will determine, in its discretion, which award document shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option. The provisions of each option need not be the same with respect to each participant. More than one option may be granted to the same participant and be outstanding concurrently. The following are the general terms and conditions applicable to an option:

Exercise Price.    The exercise price of an option will be determined by the Administrator in its sole discretion at the time of grant; provided, however, that the exercise price relating to each Class A Share purchasable under an option will not be less than one hundred percent (100%) of the fair market value of each Class A Share on the date of grant.

Option Term.    The maximum term of each option will be fixed by the Administrator, but no option will be exercisable more than ten (10) years after the date such option is granted. Each option’s term is subject to earlier expiration pursuant to the applicable provisions in the 2013 Plan and the award document. No option will be exercisable after the expiration of its term.

Exercisability.    Each option will be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established Performance Goals (as described below), as will be determined by the Administrator in the award document. The Administrator may also provide that any option will be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. The Administrator will have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An option may not be exercised for a fraction of a Class A Share.

Method of Exercise.    Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Class A Shares to be purchased, accompanied by payment in full of the aggregate exercise price of the Class A Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator in its sole discretion with respect to any option or category of options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including, but not limited to the withholding of Class A Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Class A Shares already owned by the participant which have a fair market value on the date of surrender equal to the aggregate exercise price of the Class A Shares as to which such option will be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the above.

Rights as Shareholder.    A participant will have no rights to distributions or any other rights of a Shareholder with respect to the Class A Shares subject to an option until the participant has given written notice of exercise, has paid in full for such Class A Shares, subject to satisfaction of applicable withholding taxes and if requested, provides a representation that the participant is not acquiring the Class A Shares with a view to distribute.

Transfers of Options.    Except as otherwise determined by the Administrator, no option will be transferable by a participant other than by the laws of descent and distribution.

Termination of Employment or Service

General Rule.    Unless the applicable award document provides otherwise or unless otherwise determined by the Administrator, in the event that the employment or service of a participant terminates for any reason other than cause (as defined in the 2013 Plan), disability (as defined in the 2013 Plan), or death, but including termination by reason of the entity employing the participant or to which the participant is rendering services ceasing to be a subsidiary or affiliate, (A) options granted to such participant, to the extent that they are exercisable at the time of such termination, will remain exercisable until the date that is ninety (90) days after such termination, on which date they shall expire and (B) options granted to such participant, to the extent that they were not exercisable at the time of such termination, will expire at the close of business on the date of such termination. The ninety (90)-day period will be extended to one year after the date of such termination in the event of the participant’s death during such ninety (90)-day period.

Disability and Death.    Unless the applicable award document provides otherwise or unless otherwise determined by the Administrator, in the event that the employment or service of a participant will terminate on account of the disability or death of the participant, (A) options granted to such participant, to the extent that they were exercisable at the time of such termination, will remain exercisable until the date that is one year after such termination, on which date they shall expire and (B) options granted to such participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination.

Cause.    In the event of the termination of a participant’s employment or service for cause, all outstanding options, including vested options, will expire at the commencement of business on the date of such termination.

Other Change in Employment or Service Status.    An option may be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, disability or other changes in the employment or service status of a participant, in the discretion of the Administrator. The Administrator will follow applicable written policies of the Company with regard to such matters.

Share Appreciation Rights

Share appreciation rights may be granted either alone (“Free-Standing Share Appreciation Rights”) or in conjunction with all or part of any option (“Related Share Appreciation Rights”). Related Share Appreciation Rights may be granted either at or after the time of the grant of such option. The Administrator will determine the participants to whom, and the time or times at which, grants of share appreciation rights will be made; the number of Class A Shares to be awarded; the exercise price; and all other conditions of share appreciation rights. No Related Share Appreciation Rights may be granted for more Shares than are subject to the option to which they relate, and any share appreciation rights must be granted with an exercise price not less than one hundred percent (100%) of the fair market value of Class A Shares on the date of grant. The provisions of share appreciation rights need not be the same with respect to each participant. The following are the general terms and conditions applicable to a share appreciation right:

Exercisability.    Free-Standing Share Appreciation Rights will be exercisable at such time or times and subject to such terms and conditions as will be determined by the Administrator at or after grant. Related Share Appreciation Rights will be exercisable only at such time or times and to the extent that the options to which they relate will be exercisable.

Payment Upon Exercise.    Upon the exercise of a Free-Standing Share Appreciation Right, the participant will be entitled to receive up to, but not more than, the value equal to the excess of the fair market value of a Class A Share as of the date of exercise over the exercise price specified in the Free-Standing Share Appreciation Right (which price shall be no less than one hundred percent (100%) of the fair market value of such Class A Share on the date of grant) multiplied by the number of Class A Shares in respect of which the Free-Standing Share Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. A Related Share Appreciation Right may be exercised by a participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the participant will be entitled to receive up to, but not more than, the value equal to the excess of the fair market value of a Class A Share as of the date of exercise over the exercise price specified in the related option (which price shall be no less than one hundred percent (100%) of the fair market value of a Class A Share on the date of grant) multiplied by the number of Class A Shares in respect of which the Related Share Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Options that have been so surrendered, in whole or in part, will no longer be exercisable to the extent the Related Share Appreciation Rights have been so exercised. The Administrator may determine to settle the exercise of a share appreciation right in cash (or in any combination of Class A Shares and cash).

Rights as a Shareholder.    A participant will have no rights to distributions or any other rights of a Shareholder with respect to the Class A Shares subject to share appreciation rights until the participant has given written notice of exercise, and Class A Shares have been issued to the participant upon such exercise, and the participant has satisfied any applicable withholding taxes and, if requested, has provided a representation that the participant is not acquiring the Class A Shares with a view to distribute.

Non-Transferability.    Share appreciation rights will not be transferable, but Related Share Appreciation Rights are transferable only when and to the extent the related option would be transferable.

Termination of Employment or Service.    In the event of the participant’s termination of employment or service, Free-Standing Share Appreciation Rights will be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator and Related Share Appreciation Rights will be exercisable at such time or times and subject to such terms and conditions as set forth in the award document.

Term.    The term of each Free-Standing Share Appreciation Right will be fixed by the Administrator, but no Free-Standing Share Appreciation Right shall be exercisable more than ten (10) years after the date such Share Appreciation Right is granted. The term of each Related Share Appreciation Right will be the term of the Option to which it relates, but no Related Share Appreciation Right shall be exercisable more than ten (10) years after the date such Related Share Appreciation Right is granted.

Restricted Shares, Restricted Share Units and Performance Shares

Awards of restricted shares, restricted share units or performance shares may be issued either alone or in addition to other awards. The Administrator shall determine the participants to whom, and the time or times at which, awards of restricted shares, restricted share units or performance shares will be made; the number of Class A Shares to be awarded; the price, if any, to be paid by the participant for the acquisition of restricted shares, restricted share units or performance shares; the restricted period (as described below), if any, applicable to awards of restricted shares or restricted share units; the Performance Goals, if any, applicable to awards of restricted shares, restricted share units or performance shares; any rights to distribution equivalents; and all other conditions of the awards of restricted shares, restricted share units and performance shares. The Administrator may also condition the grant of the award of restricted shares, restricted share units or performance shares upon the exercise of options, or upon such other criteria as the Administrator may determine, in its sole discretion. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a participant shall forfeit his or her restricted shares, restricted share units or performance shares. The provisions of the awards of restricted shares, restricted share units or performance shares need not be the same with respect to each participant.

In general, (i) each participant who receives an award of restricted shares or performance shares will be issued a share certificate in respect of such restricted shares or performance shares (or such other appropriate evidence of ownership as determined by the Administrator); and (ii) such certificate (or other evidence of ownership) shall be registered in the name of the participant, and, if appropriate, will bear a legend referring to the terms, conditions, and restrictions applicable to any such award. The Company may require that the Class A Share certificates evidencing restricted shares or performance shares be held in the custody of the Company until the restrictions thereon will have lapsed, and that, as a condition of any award of restricted shares or performance shares, the participant shall have delivered a power of attorney, endorsed in blank, relating to the Class A Shares covered by such award.

Restrictions and Conditions.    The awards of restricted shares, restricted share units and performance shares will be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator:

•

Subject to the provisions of the 2013 Plan and the award document, during such period as may be set by the Administrator commencing on the date of the award (the “Restricted Period”), the participant will not be permitted to sell, transfer, pledge or assign restricted shares, restricted share units or performance shares, but the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including but not limited to the attainment of certain Performance Goals, the participant’s termination of employment or service as a director, executive managing director or consultant of or service provider to the Company or any subsidiary or affiliate (together, the “participating entities”) or the participant’s death or disability.

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Except as may be provided in the award document, the participant will generally have the rights of a Shareholder with respect to restricted shares and performance shares during the Restricted Period. The participant will generally not have the rights of a Shareholder with respect to Class A Shares subject to awards of restricted share units during the Restricted Period, but, at the discretion of the Administrator, distribution equivalents may be awarded during a Restricted Period with respect to the number of Class A Shares covered by restricted share units and may be accrued and paid to the participant promptly after, and only after, the Restricted Period, if any, applicable to such distribution equivalents has expired without forfeiture. Certificates for unrestricted Class A Shares will be delivered to the participant promptly after, and only after, the Restricted Period has expired without forfeiture in respect of such awards of restricted shares, restricted share units or performance shares except as the Administrator, in its sole discretion, will otherwise determine.

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The rights of participants granted awards of restricted shares, restricted share units or performance shares upon termination of employment or service as a director, executive managing director or consultant of or service provider to the Company or to any subsidiary or affiliate for any reason during the Restricted Period will be set forth in the award document.

Performance Goals

Performance Goals will be based on one or more of the following criteria: (i) earnings, including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) economic income, distributable earnings or distributable earnings per share; (vi) revenue, revenue growth or rate of revenue growth; (vii) return on assets (gross or net), return on investment, return on capital, or return on equity; (viii) returns on sales or revenues; (ix) operating expenses; (x) share price appreciation; (xi) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xii) implementation or completion of critical projects or processes; (xiii) economic value created; (xiv) cumulative earnings per share growth; (xv) operating margin or profit margin; (xvi) share price or total shareholder return; (xvii) cost targets, reductions and savings, productivity and efficiencies; (xviii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, investor satisfaction, employee satisfaction, human resources management, supervision of litigation, or information technology goals, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xix) personal professional objectives, including any of the foregoing Performance Goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xx) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a subsidiary or affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Administrator. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals will not be required to be determined in accordance with generally accepted accounting principles and will be subject to certification by the Administrator, but the Administrator will have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the participating entities or the financial statements of the participating entities, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

Other Share-Based Awards

The Administrator is authorized to grant awards to participants in the form of other share-based awards, as deemed by the Administrator to be consistent with the purposes of the 2013 Plan and as evidenced by an award document, including but not limited to awards that are valued in whole or in part by reference to Class A Shares, including awards valued by reference to book value, fair value or performance of the Company or any subsidiary, affiliate or partnership interests, including distribution equivalents and restricted or performance units. Other share-based awards may be granted as free-standing awards or in tandem with other awards. The Administrator will determine the terms and conditions of such awards, consistent with the terms of the 2013 Plan, including any Performance Goals and performance periods. Class A Shares, partnership interests, or other securities or property delivered pursuant to an award in the nature of a purchase right granted will be purchased for such consideration, paid for at such times, by such methods, and in such forms, including but not limited to Class A Shares, other awards, notes or other property, as the Administrator shall determine, subject to any required corporate action. The Administrator may, in its sole discretion, settle such other share-based awards for cash, Class A Shares, partnership interests, or other property as appropriate, if it determines, after consultation with its legal counsel and tax advisers, that such alternate settlement would be in the Company’s best interests.

The Administrator is also authorized to grant LTIP Unit awards to participants in the form of LTIP Units that, whether vested or unvested, shall entitle the participant to receive, currently or on a deferred or contingent basis, distributions or Distribution Equivalents with respect to a number of LTIP Units or other distributions from the members of the Och-Ziff Operating Group, with respect to which the Administrator may provide in the award document that such amounts (if any) shall be deemed to have been reinvested in additional LTIP Units. The LTIP Units may include an exchange ratio pursuant to which the LTIP Units (with or without other property) may be exchanged for Class A Shares in accordance with the terms of the Company’s Operating Agreement, and in such case may include Class B Shares, but the number of Class B Shares issued as a feature of the LTIP Unit award may not exceed the number of Class A Shares acquirable upon the exchange of the LTIP Units included in such award and that such Class B Shares are canceled pro tanto at the same time that the exchangeable LTIP Units are exchanged for such Class A Shares. LTIP Units may be structured as profits interests, capital interests or other types of partnership interests for federal income tax purposes. The Administrator has the authority to determine the number of shares, interests, units or rights underlying LTIP Unit awards in light of all applicable circumstances, including but not limited to performance-based vesting conditions, operating partnership capital account allocations, value accretion factors, and conversion or exchange ratios, to the extent set forth in the limited partnership agreements of the Och-Ziff Operating Group entities (the “Operating Group Limited Partnership Agreements”), the Code or otherwise.

Change in Control

In the event of a change in control (as defined in the 2013 Plan), any outstanding option that is not assumed or continued, or for which an equivalent option or right is not substituted pursuant to the change in control transaction’s governing document, will become fully vested and exercisable “immediately prior to” the effective date of such change in control and will expire upon the effective date of such change in control. Unless otherwise determined by the Administrator and evidenced in an award document, in the event that (i) a change in control occurs and (ii) the participant’s employment or service is terminated by the Company, its successor or affiliate thereof without cause on or after the effective date of the change in control but prior to twelve (12) months following such change in control, then: (1) any unvested or unexercisable portion of any award carrying a right to exercise will become vested and exercisable; and (2) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any other award will lapse and all unvested awards will be deemed fully vested and performance conditions imposed with respect to such awards will be deemed to be fully achieved.

Equitable Adjustments

In the event of any change in capitalization, an appropriate equitable substitution or proportionate adjustment will be made, in each case in the manner to be determined by the Administrator in its sole discretion, in order to prevent an enlargement or dilution of rights, in (i) the aggregate number of Class A Shares reserved for issuance under the 2013 Plan and the maximum number of Class A Shares that may be subject to awards granted to any participant in any fiscal year, (ii) the kind, number and exercise price, base price, or ratio of Class A Shares subject to outstanding options, share appreciation rights and exchangeable LTIP Units, and (iii) the kind and number of Class A Shares or LTIP Units and the purchase price of Class A Shares subject to outstanding awards of restricted shares, restricted share units, performance shares, unrestricted shares or other share-based awards, including but not limited to LTIP Unit awards, but any fractional shares or units resulting from the adjustment shall be eliminated. Without limiting the generality of the above, in connection with a change in capitalization, the Administrator will take such action as is necessary to adjust the outstanding awards to reflect the change in capitalization, including but not limited to the cancellation of any outstanding award in exchange for payment in cash or other property of the aggregate fair market value of the Class A Shares or LTIP Units covered by such award, reduced by the aggregate exercise price, base price, or purchase price thereof, if any.

Amendment and Termination

The Board may amend, alter or terminate the 2013 Plan, but no amendment, alteration, or termination will be made that would impair the rights of a participant under any award granted without such participant’s consent. Unless the Board determines otherwise, the Board will obtain approval of the Company’s Shareholders for any amendment that would require such approval in order to satisfy any applicable laws.

Governing Law

The Plan will be construed and enforced in accordance with the laws of the State of Delaware without regard to the application of the principles of conflicts or choice of laws.

Certain Federal Income Tax Consequences

The following paragraphs describe the U.S. federal income tax consequences of the 2013 Plan. Please note that the following is only a brief summary of the U.S. federal income tax laws and regulations that apply to the awards. Participants should not rely on this summary for a complete statement of those laws and regulations. This summary does not address all possible tax aspects of transactions that may arise under the 2013 Plan, including foreign, state or local tax consequences. The tax laws and regulations are complex and are subject to legislative or regulatory changes.

In addition, circumstances peculiar to certain individuals may change the usual income tax results. State and local income taxes also may apply. If the participant is a resident of, or is employed in, a country other than the United States, the participant may be subject to taxation by that country in addition to or in lieu of U.S. federal income taxes. For example, employees in the United Kingdom may be subject to different tax rules. For all of these reasons, each participant should consult a tax advisor to determine the income tax consequences of any particular transaction.

Restricted Share Units

For U.S. federal income tax purposes, U.S. participants will not have taxable income on the award of a restricted share unit. Generally, if and when the underlying Class A Shares are delivered to the participant or the participant’s account, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the Class A Shares the participant receives, which will be subject to wage-based withholding and reporting. Similarly, if and when the restricted share units (and/or any distribution equivalents credited thereto) are cash settled, the participant will recognize ordinary compensation income equal to the amount of cash paid to the participant, which will be subject to wage-based withholding and reporting.

When the restricted share units and any related distribution equivalents vest, the participant will be notified of the amount of the participant’s withholding tax obligation. The Company will satisfy this withholding obligation by reducing the number of Class A Shares or the amount of cash it delivers to the participant in an amount sufficient to satisfy the withholding obligation. Alternatively, the participant may elect to pay all or part of the withholding tax in cash or cash equivalents by (i) delivering to the Company a written election form satisfactory to the Company to that effect prior to the vesting date for the related restricted share units and (ii) delivering the cash or cash equivalents to the Company no later than the vesting date for the related restricted share units.

If the participant retains any Class A Shares received upon vesting of the restricted share units, the participant will be required to report the participant’s share of the Company’s items of income, gain, loss, deduction and credit on the participant’s individual tax return. The participant will also recognize taxable gain (or loss) upon the sale or other taxable disposition of the Class A Shares equal to the difference between the sales proceeds and the participant’s tax basis in the Class A Shares.

Options

All Options granted under the Plan will be nonqualified stock options (“NQSOs”). The participant will not recognize taxable income upon the grant of an NQSO. Upon the exercise of an NQSO, the participant will recognize taxable ordinary income equal to the difference between the fair market value of the Class A Shares, determined as of the exercise date, and the option exercise price. When the participant sells the Class A Shares, the participant will recognize taxable gain (or loss) equal to the difference between the amount the participant receives from the sale and the tax basis of the Class A Shares sold.

If the participant pays the option exercise price entirely in cash, the tax basis of the Class A Shares will be equal to their fair market value on the exercise date and the shares’ holding period will begin on the exercise date. Special rules may apply if the participant uses Class A Shares the participant already owns to pay the option exercise price.

Share Appreciation Rights

The participant will not be deemed to receive any income at the time a share appreciation right is granted. When any part of a Class A share appreciation right is exercised, the participant will be deemed to have received ordinary income at the time of exercise or payment in an amount equal to the then fair market value of any Class A Shares and any cash the participant receives.

Restricted Share and Performance Share Awards

The participant generally will not be taxed upon the grant of a restricted share or performance share award, but rather will recognize ordinary income in an amount equal to the fair market value of the Class A Shares at the time the Class A Shares are no longer subject to a substantial risk of forfeiture (as defined in the Code). However, the participant may elect (not later than 30 days after being granted such Class A Shares) to recognize ordinary income at the time the restricted Class A Shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such Class A Shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the participant at the time the restrictions lapse. However, if Class A Shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the participant for the forfeited Class A Shares. Following vesting of the Class A Shares, the tax treatment of the Shares while they are held by the participant generally will be the same as described under “Restricted Share Units” above.

Other Share-Based Awards

In the case of other share-based awards, depending on the form of the award, the participant generally will not be taxed upon the grant of such an award, but, rather, will recognize ordinary income when such an award vests or otherwise is free of restrictions.

LTIP Units

LTIP Units may be issued in a variety of classes and may contain a variety of terms. Certain LTIP Units may be structured as “profits interests” in one or more of the Och-Ziff Operating Group entities. Generally, a participant will not realize federal income tax upon the issuance or vesting of such LTIP Units as long as the participant does not dispose of the interests within two years from the issuance of the LTIP Units. A participant should make an election under Section 83(b) of the Code (not later than 30 days after the LTIP Units are granted to the participant) to ensure there is no income recognition event at the time of vesting of those LTIP Units.

Certain LTIP Units may be structured as “capital interests” in one or more of the Och-Ziff Operating Group entities. Generally, the participant will not realize federal income tax upon the issuance or vesting of such LTIP Units provided that the LTIP Units are issued in exchange for a contribution of cash and/or property the value of which equals or exceeds the value of the LTIP Units on the issue date, determined without regard to “lapse” restrictions as defined in applicable tax regulations. The participant should make an election under Section 83(b) of the Code (not later than 30 days after the LTIP Units are granted to the participant) to ensure there is no income recognition event at the time of vesting of those LTIP Units.

During the period the participant holds LTIP Units issued as profits or capital interests in an Och-Ziff Operating Group entity, the participant will be treated as a partner in the partnership and will be required to report his or her share of the partnership’s items of income, gain, loss, deduction and credit on his or her individual tax return. The participant will generally recognize taxable gain (or loss) upon the sale or other taxable disposition of the LTIP Units (including an exchange for Class A Shares) equal to the difference between the amount realized and the participant’s tax basis in the LTIP Units, some amount of which may be treated as ordinary income. If the participant exchanges his or her LTIP Units for Class A Shares, the tax treatment of the Class A Shares while they are held by the participant generally will be the same as described under “Restricted Share Units” above.

The terms of a given class of LTIP Units will be determined based on the organizational documents of the entity or entities granting such LTIP Units and any agreements entered into between such entity or entities and the recipient of such LTIP Units. The U.S. federal income tax consequences of the grant, vesting, sale or forfeiture of a given LTIP Unit, as well as the U.S. federal income tax effects of any distributions or allocations made with respect to such LTIP Unit, will depend upon the terms of such LTIP Unit.

Tax Consequences for the Company, its Subsidiaries or Affiliates

In the foregoing cases, to the extent the participant recognizes ordinary income as compensation in connection with an award, the Company or its relevant subsidiary or affiliate will be generally entitled to a deduction at the same time and in the same amount as the participant recognizes such ordinary income.

New Plan Benefits

Awards under the 2013 Plan will be made by the Administrator in its discretion and depend on a number of factors, including the fair market value of our Class A Shares on future dates. While future benefits under the 2013 Plan will be granted at the discretion of the Administrator, the Company has made certain commitments to make grants of awards to some employees who are not the Named Executive Officers, but these commitments are subject to various conditions, including continued employment and may be satisfied in whole or in part by awards under the Och-Ziff Capital Management Group LLC Amended and Restated 2007 Equity Incentive Plan. In addition, as noted in the “Compensation Discussion and Analysis” section of this proxy statement, performance unit awards under The Och-Ziff Capital Management Group LLC 2012 Partner Incentive Plan (the “PIP”) will be made pursuant to the Och-Ziff Capital Management Group LLC Amended and Restated 2007 Equity Incentive Plan or a successor plan such as the 2013 Plan, and up to 2,770,749 Och-Ziff Operating Group D Units may be granted each year over a five-year period commencing in 2013. Generally, the future awards that would be received under the 2013 Plan by our executive officers and other service providers are discretionary and are therefore not determinable at this time.

The Board of Directors unanimously recommends that Shareholders vote

“FOR” the adoption of the Company’s 2013 Incentive Plan.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

General

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ended December 31, 2013. In connection with this appointment, Ernst & Young LLP will examine and report to Shareholders on the consolidated financial statements of the Company and its subsidiaries for 2013. Ernst & Young LLP is an independent registered public accounting firm, and has served as our independent registered public accounting firm since our IPO in 2007. Ernst & Young LLP also currently serves, and in prior years has served, as the independent auditors for the Och-Ziff funds.

Although not required, the Board has put this proposal before the Shareholders because it believes that seeking Shareholder ratification of the Audit Committee’s appointment of our independent registered public accounting firm is good corporate practice. This vote is only advisory, however, because the Audit Committee has the sole authority to retain and dismiss our independent registered public accounting firm. If the appointment of Ernst & Young LLP is not ratified, the Audit Committee will evaluate the basis for the Shareholders’ vote when determining whether to continue the firm’s engagement. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its Shareholders.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions from Shareholders. They also will have the opportunity to make a statement if they desire to do so.

The Board of Directors unanimously recommends that Shareholders vote

“FOR” the ratification of the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013.

Principal Accountant Fees and Services

The following table summarizes the aggregate fees billed for professional services provided to Och-Ziff by Ernst & Young LLP for the years ended December 31, 2012 and 2011:

Fee Category	2012	2011
Audit Fees(1)	$3,635,380	$3,553,000
Audit-Related Fees(2)	$76,875	$196,000
Tax Fees(3)	$2,749,479	$2,800,680
Total Fees	$6,461,734	$6,549,680

(1)	Audit Fees. Consist of fees for professional services provided in connection with the annual audit of our consolidated financial statements, the annual audit of internal control over financial reporting and the services that an independent registered public accounting firm would customarily provide in connection with subsidiary audits, other regulatory filings, and similar engagements, such as attest services, comfort letters, consents and reviews of documents filed with or submitted to the SEC.

(2)	Audit-Related Fees. Consist of fees for services rendered in connection with the review of our initial XBRL filings in 2011, the audits of our employee benefit plans and agreed-upon procedures related to our term loans.

(3)	Tax Fees. Consist of the aggregate fees billed for tax compliance, which generally involves assistance in preparing, reviewing or filing various tax related filings in the U.S. and in foreign jurisdictions, and tax consulting.

Ernst & Young LLP also provides audit and tax consulting and compliance services to the Och-Ziff funds. During 2012, fees for these services were approximately $5.8 million for audit fees and $2.2 million for tax fees. During 2011, fees for these services were approximately $5.3 million for audit fees and $2.9 million for tax fees. The fees for these services are provided to and paid by the Och-Ziff funds and therefore are not included in the above table.

The Audit Committee determined that the non-audit services provided by Ernst & Young LLP during the year ended December 31, 2012 were compatible with maintaining the independence of Ernst & Young LLP.

Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee has adopted a policy implementing the SEC’s rules requiring it to pre-approve all audit, audit-related and all permissible non-audit services performed by our independent registered public accounting firm. These pre-approval requirements are intended to comply with rules of the SEC and Public Company Accounting Oversight Board, which are applicable to all public companies, and to help assure that the provision of services does not impair our independent registered public accounting firm’s independence from Och-Ziff. The policy specifically sets forth services that are pre-approved, as well as services that are prohibited. Any request to provide a service that has been pre-approved by the Audit Committee is submitted to the Chief Executive Officer or the Chief Financial Officer for authorization. If there is any question as to whether a service has been pre-approved, the Audit Committee or the Chair of the Audit Committee is consulted for a determination. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.

For services not specifically pre-approved pursuant to the policy, a written request will be submitted in advance to the Audit Committee by management along with documentation describing the scope of the proposed service, the fee structure for the service and any other relevant information. Prior to approving any service, the Audit Committee must discuss with the independent registered public accounting firm the potential effects of the proposed services on the independent registered public accounting firm’s independence and seek management’s views on whether the requested services are consistent with the policy as well as applicable law.

Our Audit Committee has delegated to Mr. Bufferd, Chairman of our Audit Committee, the authority to approve any audit, audit-related or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

Audit Committee Report

The Audit Committee reviews our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements, the reporting process and maintaining our system of internal control over financial reporting. Our independent registered public accounting firm was engaged to audit and express opinions on the conformity of our financial statements to generally accepted accounting principles in the United States, or U.S. GAAP, and the effectiveness of our internal control over financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements prepared for inclusion in our Annual Report on Form 10-K for the year ended December 31, 2012 and our internal control over financial reporting with management and Ernst & Young LLP, our independent registered public accounting firm. The Audit Committee also has reviewed and discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. As part of that review, the Audit Committee has received the written disclosures and the letter from Ernst & Young LLP regarding communications with the Audit Committee concerning independence that are required by applicable rules of the Public Company Accounting Oversight Board and has discussed with Ernst & Young LLP its independence from management and the Company.

Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

Submitted by the members of the Audit Committee:

Allan S. Bufferd, Chair

J. Barry Griswell

Jerome P. Kenney

Georganne C. Proctor

OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our Class A Shares, Class B Shares and the Och-Ziff Operating Group A Units, which are exchangeable for our Class A Shares on a one-for-one basis (or, at our option, a cash equivalent), subject to vesting, minimum retained ownership requirements and transfer restrictions. The information is presented as of March 12, 2013 with respect to (i) each person known to us to beneficially own more than 5% of either class of our outstanding Shares, (ii) each of our directors, including nominees for director, (iii) each of the Named Executive Officers (as set forth below), and (iv) all directors, including our director nominees, and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, each person named in the table below has sole voting and investment power with respect to all of the equity shown as beneficially owned by such person, except as otherwise set forth in the notes to the table and pursuant to applicable community property laws (or other beneficial ownership shared with a spouse). Unless otherwise indicated, the address of each person named in the table is c/o Och-Ziff Capital Management Group LLC, 9 West 57th Street, New York, New York 10019.

	Och-Ziff Operating Group			Och-Ziff Capital Management Group LLC
	Och-Ziff Operating Group A Units(1)			Class A Shares(1)				Class B Shares(1)(2)			Total Voting Power(3)
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class	Amount and Nature of Beneficial Ownership		Percent of Class		Amount and Nature of Beneficial Ownership	Percent of Class
Named Executive Officers
Daniel S. Och	154,989,380	(4)	51.4%	1,957,071		1.3%		285,136,394	100	%(5)	66.0	%(6)
Joel M. Frank(7)	6,867,431		2.3%	—		—		—	—		—
Michael L. Cohen(8)	21,453,940		7.1%	50,506			*	—	—			*
Zoltan Varga(9)	12,937,529		4.3%	—		—		—	—		—
Jeffrey C. Blockinger(10)	1,172,777		*	9,329			*	—	—			*

Principal Shareholders
DIC Sahir Limited	—		—	33,227,285	(11)	22.2	%(11)	—	—		7.6%
Ziff Investment Management L.L.C.	16,345,472		5.4%	5,391,428	(12)	3.6	%(12)	—	—		1.2%
Morgan Stanley	—		—	10,426,300	(13)	7.0	%(13)	—	—		2.4%

Directors and Nominees for Director
Allan S. Bufferd	—		—	38,854			*	—	—			*
J. Barry Griswell	—		—	27,006			*	—	—			*
Jerome P. Kenney	—		—	58,854			*	—	—			*
Georganne C. Proctor	—		—	7,006			*	—	—			*
All Directors and Executive Officers as a Group (11 persons)	243,148,360		80.7%	2,550,296		1.7%		285,136,394	100%		66.1%

* Less than 1%

(1)

Our executive managing directors and the Ziffs are parties to an exchange agreement with Och-Ziff, our intermediate holding companies and each of the Och-Ziff Operating Group entities (the “Exchange Agreement”), under which each of our executive managing directors and the Ziffs is entitled to exchange its Och-Ziff Operating Group A Units for Class A Shares on a one-for-one basis, subject to exchange rate adjustments for splits, unit distributions and reclassifications and subject to vesting, minimum retained ownership requirements and transfer restrictions. Each of our executive managing directors owning Class B Shares holds a number of Class B Shares equal to the number of Och-Ziff Operating Group A Units held by such executive managing director. See Note (2) below. Upon any such exchange of Och-Ziff Operating Group A Units for Class A Shares, an executive managing director’s corresponding Class B Shares will be automatically canceled and, as a result, exchanges of Och-Ziff Operating Group A Units will have no effect on the number of voting Shares outstanding, other than with respect to exchanges by the Ziffs (the Ziffs do not hold any Class B

Shares and, assuming the exchange by the Ziffs of all of their remaining Och-Ziff Operating Group A Units, 16,345,472 Class A Shares would be issued to the Ziffs). Exchanges of vested Och-Ziff Operating Group A Units for our Class A Shares are subject to transfer restrictions that generally limit the executive managing directors’ ability to transfer or exchange Och-Ziff Operating Group A Units. For additional detail with respect to the rights of our executive managing directors and the Ziffs to exchange their Och-Ziff Operating Group A Units, please see “Certain Agreements of Och-Ziff and the Och-Ziff Operating Group Entities—Exchange Agreement.”

(2)	The Class B Shares entitle the holders to one vote per share, but have no economic rights. Each of our executive managing directors owning Class B Shares holds an equal number of Och-Ziff Operating Group A Units. All of our Class B Shares are held by our executive managing directors, and each of our executive managing directors owning Class B Shares (including each of our Named Executive Officers) granted to the Class B Shareholder Committee, the sole member of which is currently Mr. Och, an irrevocable proxy to vote all of their Class B Shares as such Committee shall determine. This proxy will terminate upon the later of (i) Mr. Och’s withdrawal, death or disability or (ii) such time as our executive managing directors hold less than 40% of the total combined voting power of our Company. See “Certain Agreements of Och-Ziff and the Och-Ziff Operating Group Entities—Class B Shareholders Agreement—Class B Shareholder Committee; Proxy and Approval Rights.”

(3)	Based on 435,044,989 Shares (149,908,595 Class A Shares and 285,136,394 Class B Shares) issued and outstanding as of March 12, 2013.

(4)	This amount includes beneficial ownership interests held by Mr. Och and certain trusts (the “Trusts”) that are for the benefit of Mr. Och and members of the Och family. These Trusts hold approximately [60.4]% of Mr. Och’s aggregate beneficial ownership of OZ Management and OZ Advisors II and approximately [50.6]% of his aggregate beneficial ownership of OZ Advisors I. Mr. Och and these Trusts collectively beneficially own proportionate interests in each of the Och-Ziff Operating Group entities, but such interests are held disproportionately by Mr. Och and each of the individual Trusts. Interests in each of the Och-Ziff Operating Group entities may only be exchanged for Class A Shares if and when they are combined to form Och-Ziff Operating Group A Units. The amounts in the table above reflect the collective beneficial ownership of Och-Ziff Operating Group A Units held by Mr. Och and the Trusts and, accordingly, assume that the disproportionate interests held by Mr. Och and each of the individual Trusts are combined to form Och-Ziff Operating Group A Units.

(5)	Mr. Och has direct beneficial ownership of 154,989,380 Class B Shares and, as the sole member of the Class B Shareholder Committee, has beneficial ownership of the 130,147,014 Class B Shares held by the other executive managing directors that are subject to the irrevocable voting proxy described in Note (2) above.

(6)	The total voting power percentage shown for Mr. Och reflects all Class B Shares subject to the irrevocable voting proxy described in Note (2) above and in “Certain Agreements of Och-Ziff and the Och-Ziff Operating Group Entities—Class B Shareholders Agreement—Class B Shareholder Committee; Proxy and Approval Rights.”

(7)	Mr. Frank’s beneficial ownership includes 2,648,598 Och-Ziff Operating Group A Units that are held by trusts that are for the benefit of Mr. Frank and/or members of the Frank family. Mr. Frank holds 6,867,431 Class B Shares, with respect to which he has granted an irrevocable voting proxy to the Class B Shareholder Committee as described in Note (2) above.

(8)	Mr. Cohen’s beneficial ownership includes 7,124,920 Och-Ziff Operating Group A Units beneficially owned by trusts that are for the benefit of Mr. Cohen and/or members of the Cohen family. Mr. Cohen also holds 21,453,940 Class B Shares, with respect to which he has granted an irrevocable voting proxy to the Class B Shareholder Committee as described in Note (2) above. As previously disclosed on a Form 8-K we filed with the SEC on March 19, 2013, Mr. Cohen resigned from the Company effective as of March 18, 2013.

(9)	Mr. Varga holds 12,937,529 Och-Ziff Operating Group A Units. Mr. Varga also holds 12,937,529 Class B Shares, with respect to which he has granted an irrevocable voting proxy to the Class B Shareholder Committee as described in Note (2) above.

(10)	Mr. Blockinger’s beneficial ownership includes 127,793 Och-Ziff Operating Group A Units beneficially owned by trusts that are for the benefit of Mr. Blockinger and/or members of the Blockinger family. Mr. Blockinger also holds 1,172,777 Class B Shares, with respect to which he has granted an irrevocable voting proxy to the Class B Shareholder Committee as described in Note (2) above.

(11)	Information based solely on a Schedule 13D, Amendment No. 2 filed by DIC Sahir, DIC Poland sp z.o.o. (“DIC Poland”), DIC, Dubai Holding Investment Group LLC (“DHIG”), Dubai Holding LLC (“Dubai Holding”), Ahmad Abdulla Juma BinByat and HE Mohammad Abdullah Ali Al Gergawi with the SEC on February 11, 2013. Each has shared voting and dispositive power over these shares. DIC Poland is a wholly owned subsidiary of DIC Sahir, which is a wholly owned subsidiary of DIC. DIC is a wholly owned subsidiary of DHIG, which is a wholly owned subsidiary of Dubai Holding, which is majority-owned by certain members of the Ruling Family of Dubai in their private capacity. HE Gergawi is the sole manager of Dubai Holding and Mr. BinByat is the sole manager of DHIG. The address for DIC is c/o Dubai International Capital LLC, The Gate, East Wing 13th Floor, DIFC, Sheikh Zayed Road, Dubai, United Arab Emirates. The address for DHIG, Dubai Holding, Mr. BinByat and HE Gergawi is c/o Dubai Holding LLC, Emirates Towers Offices, Level 49, P.O. Box 73311, Dubai, United Arab Emirates. The address for DIC Poland is ul. Pl. Piłsudskiego 1, 00-078 Warsaw, Poland. The address for DIC Sahir is c/o Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands.

(12)	Information based solely on a Schedule 13G, Amendment No.1 filed by Ziff Investment Management, L.L.C. (“ZIM”), Robert D. Ziff and Daniel M. Ziff with the SEC on February 14, 2013. Each has shared voting and dispositive power over 5,391,428 Class A Shares as of February 14, 2013. Partnerships of which ZIM is the general partner are owners of record of the Class A Shares. The address for ZIM, Robert D. Ziff and Daniel M. Ziff is 350 Park Avenue, New York, New York 10022.

(13)	Information based solely on a Schedule 13G, Amendment No. 1 filed by Morgan Stanley (“MS”) and Morgan Stanley Strategic Investments, Inc. (“MSSI”) with the SEC on January 30, 2013. Each has shared voting and dispositive power over 10,426,300 Class A Shares as of December 31, 2012. The address for MS and MSSI is 1585 Broadway, New York, New York 10036.

Beneficial ownership has been determined in accordance with SEC rules, which generally attribute beneficial ownership of securities to each person who possesses, either alone or shared with others, the power to vote or dispose of such securities. The rules also treat as beneficially owned all securities that would be receivable upon the conversion or vesting of derivative securities within 60 days as of the determination date. None of our executive officers or directors has received any equity grants that will vest in the 60 days after March 12, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who beneficially own more than 10% of our Class A Shares, to file with the SEC reports of ownership and changes in ownership of Class A Shares. To the Company’s knowledge, and based on a review of the copies of such reports filed with the SEC or provided to us, together with written representations from our officers and directors that no other reports were required to be filed during 2012, we believe that during the year ending December 31, 2012, our executive officers, directors and shareholders who beneficially own more than 10% of our Class A Shares filed on a timely basis all reports due under Section 16(a).

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Highlights of 2012 Compensation

The compensation paid to our executive managing directors, including each of the individuals listed in the “Summary Compensation Table” below (each, a “Named Executive Officer”), in 2012 was consistent with our long-term compensation philosophy of aligning the interests of our executive managing directors with those of the investors in the Och-Ziff funds and our Class A Shareholders by providing them with income payments based primarily on their interests in our business. In 2012:

•

Neither our Chief Executive Officer, Mr. Och, nor our Chief Financial Officer, Mr. Frank, received any salary, bonus, cash compensation or other discretionary compensation except for certain limited perquisites of the type that we have customarily paid to all of our executive managing directors.

•

None of our three other Named Executive Officers received any salary, bonus, or other discretionary compensation, except for Mr. Varga’s salary of $200,000, Mr. Blockinger’s bonus of $1,400,000, limited perquisites that we have customarily paid to all of our executive managing directors and the conversion of Mr. Blockinger’s Och-Ziff Operating Group D Units, which are non-equity profit interests in the Och-Ziff Operating Group entities, into Och-Ziff Operating Group A Units.

•	We did not grant any equity awards to any of our Named Executive Officers in 2012, except for the conversion of certain of Mr. Blockinger’s Och-Ziff Operating Group D Units as described below.

•

We did not grant any non-equity Och-Ziff Operating Group D Units to any of our Named Executive Officers in 2012, except for an award of Och-Ziff Operating Group D Units valued at $600,000 to Mr. Blockinger as described below.

•

We did not make any distributions on the Class C non-equity interests in the Och-Ziff Operating Group (“Class C Non-Equity Interests”) held by our executive managing directors, including each of our Named Executive Officers.

Background

Each of our Named Executive Officers is a partner of the Och-Ziff Operating Group entities. The compensation of all our executive managing directors, with limited exceptions, is substantially through their interests in the Och-Ziff Operating Group entities. For that reason, the discussion below addresses our compensation philosophy for our executive managing directors in general, including our CEO, CFO and other Named Executive Officers (including Michael Cohen, who resigned from the Company as of March 18, 2013).

Since our inception in 1994, our objective in setting compensation for our executive managing directors was to align their interests with those of the investors in the Och-Ziff funds by entering into agreements with our executive managing directors that provide for the payment of discretionary distributions on their interests in the Och-Ziff Operating Group as their primary form of compensation. To further align interests, we have offered them the opportunity to invest their own capital in our funds. When we became a public company in November 2007, we continued implementing this objective and also sought to significantly align the interests of our executive managing directors with those of our Class A Shareholders by reclassifying each executive managing director’s interests in the Och-Ziff Operating Group as Och-Ziff Operating Group A Units, which represent common equity interests in the Och-Ziff Operating Group entities. The Och-Ziff Operating Group A Units are exchangeable for our Class A Shares on a one-for-one basis (subject to certain exchange rate adjustments for splits, unit distributions and reclassifications). The holders of such Och-Ziff Operating Group A Units generally receive distributions only when corresponding distributions are made to our Class A Shareholders. The Och-Ziff Operating Group A Units granted to our executive managing directors who were executive managing directors before our IPO in connection with the Reorganization generally became fully vested in 2012, although they remain subject to minimum retained ownership requirements and new transfer restrictions that were imposed in connection with the establishment of the PIP as described below under the heading “Partner Incentive Plan.” In addition, all of our executive managing directors hold a Class C Non-Equity Interest, through which the Compensation Committee, together with the Chairman of the Partnership Management Committee, may determine to make discretionary income allocations. These interests were issued to our executive managing directors to provide us with flexibility in compensating our executive managing directors and to help ensure our ability to attract and retain top executive talent.

In August 2012, upon the recommendation and approval of the Compensation Committee, the Board approved the PIP in order to retain and further motivate its executive managing directors, including Messrs. Frank and Varga. Mr. Och and Mr. Blockinger are not eligible for awards under the PIP. The PIP is more fully described below under the heading “Partner Incentive Plan.”

The terms of the Och-Ziff Operating Group A Units, Class C Non-Equity Interests and other interests in the Och-Ziff Operating Group entities that are and may be held by our executive managing directors are set forth in the Operating Group Limited Partnership Agreements. These Agreements are the organizational documents of the entities within the Och-Ziff Operating Group and contain other important provisions regarding the structure and management of the Och-Ziff Operating Group, including the terms for the admission of new executive managing directors and the withdrawal of existing executive managing directors, as described in “Certain Agreements of Och-Ziff and the Och-Ziff Operating Group Entities—Limited Partnership Agreements of the Och-Ziff Operating Group Entities.”

Since our initial public offering, new executive managing directors have been admitted to the Och-Ziff Operating Group, including Mr. Blockinger, and, in connection with their admission, were issued Och-Ziff Operating Group D Units, which represent non-equity profit interests in the Och-Ziff Operating Group entities. The Och-Ziff Operating Group D Units receive cash distributions equal in amount to, and at the same time as, distributions paid on Och-Ziff Operating Group A Units, which correspond to dividends paid to holders of our Class A Shares. Each Och-Ziff Operating Group D Unit converts into an Och-Ziff Operating Group A Unit if and when the general partners of the Och-Ziff Operating Group entities (i.e. our intermediate holding companies) determine there has been sufficient “appreciation,” as defined in the Operating Group Limited Partnership Agreements, to result in such Och-Ziff Operating Group D Unit becoming economically equivalent to one Och-Ziff Operating Group A Unit.

Since our IPO, certain executive managing directors have withdrawn as partners from the Och-Ziff Operating Group. Upon the withdrawal of a partner, the Operating Group Limited Partnership Agreements generally provide that (i) the withdrawing partner forfeits any unvested Och-Ziff Operating Group Units held on the date of withdrawal, and (ii) the forfeited unvested Och-Ziff Operating Group Units are reallocated to the continuing executive managing directors on a pro rata basis in the same form as then held by such continuing executive managing directors. The vesting provisions of the reallocated Och-Ziff Operating Group Units generally are unaffected by any reallocation, although the Partner Management Committee (see “Certain Agreements of Och-Ziff and the Och-Ziff Operating Group Entities—Limited Partnership Agreements of the Och-Ziff Operating Group Entities—Partner Management Committee” for additional information about this Committee) has the right to amend the vesting terms of any Och-Ziff Operating Group Units held by the executive managing directors. Certain information about reallocations that occurred in 2011 and 2010 are set forth in the “Summary Compensation Table” and the disclosures that follow.

We believe that ownership by our executive managing directors, including each of our Named Executive Officers, of substantial interests in the Och-Ziff Operating Group and the newly imposed transfer restrictions designed to ensure continuation of said ownership afford significant alignment with our Class A Shareholders as well as the investors in our funds. We also believe that it strengthens our culture of teamwork and collaboration. Furthermore, we continue to encourage our executive officers and other executive managing directors to invest their own capital in the funds that we manage. Our executive managing directors continue to have significant interests in our funds.

Compensation Philosophy and Process

We believe that our long-term philosophy of seeking to align the interests of our executive managing directors with those of the investors in our funds and our Class A Shareholders has been a key contributor to our historical growth and success. In furtherance of this philosophy, our compensation programs are designed to attract, retain and motivate executives and other professionals of the highest level of talent and effectiveness. Our Compensation Committee and management regularly reevaluate our compensation programs to ensure we are meeting these objectives.

The Compensation Committee reviews the goals and objectives relevant to our Chief Executive Officer’s compensation. Mr. Och’s compensation is, for the reasons noted above, currently limited to certain perquisites and Och-Ziff Operating Group A Units received in reallocations effected in accordance with the Operating Group Limited Partnership Agreements. Pursuant to those Agreements, Mr. Och has received and may in the future receive his pro rata portion of vested or unvested Och-Ziff Operating Group Units forfeited by executive managing directors who have withdrawn from the Och-Ziff Operating Group, as described above. Such forfeited Och-Ziff Operating Group Units are reallocated on a pro rata basis to all Continuing Partners (as defined in the Operating Group Limited Partnership Agreements). Considering these items, the Compensation Committee evaluates Mr. Och’s performance annually to determine whether to provide any additional cash or equity-based compensation in recognition of Mr. Och’s performance. The Compensation Committee determined that Mr. Och’s compensation remained appropriate in form and, with respect to perquisites, amount, and the Committee therefore made no changes to Mr. Och’s compensation for 2012. The Committee also determined that Mr. Och’s compensation was consistent with the compensation paid to our other Named Executive Officers and executive managing directors.

The Compensation Committee, with input from the Chief Executive Officer, also reviews the goals and objectives relevant to each of our other Named Executive Officers and similarly undertakes annual performance evaluations to determine whether to provide any additional compensation to these executives.

Furthermore, our Compensation Committee may, in its sole discretion, consider recommendations of the Chairman of the Partner Management Committee solely with respect to discretionary income allocations payable on Class C Non-Equity Interests to those of our executive managing directors who are also our executive officers. To date, we have not provided any performance-based incentive compensation to any Named Executive Officer (or any executive managing director), nor have we made any distributions on any Class C Non-Equity Interests.

The Compensation Committee is also provided with information concerning the Company’s practices for compensating its managing directors and other employees. In general, all managing directors execute a managing director agreement with us, which provides for a fixed annual salary and an annual discretionary bonus, payable in a mix of cash and Class A Restricted Share Units. Employees are compensated with a fixed salary, may receive an annual discretionary bonus and do not have employment agreements with us. In general, our employee compensation programs are designed to enable us to attract and retain the most talented employees in our industry in keeping with our one-firm, team-based culture, which emphasizes employee collaboration and the success of our Company as a whole. These attributes foster alignment with our Class A Shareholders and investors in our funds. The annual discretionary cash bonuses we pay represent a significant element of our annual compensation and benefits program and are determined in accordance with our team-based culture and, for any given year, are based on a combination of individual performance and the Company’s annual financial performance.

Partner Incentive Plan

In August 2012, upon the recommendation and approval of the Compensation Committee of the Board, the Board approved the PIP in order to further the retention of its executive managing directors as described in more detail below.

Transfer Restrictions

In August 2012, the Company’s executive managing directors approved new transfer restrictions that will generally limit their ability to transfer or exchange Och-Ziff Operating Group A Units. In 2013 and 2014, these transfer restrictions will allow each of the Company’s executive managing directors to exchange Och-Ziff Operating Group A Units representing up to 10% of their vested partnership interests in the Och-Ziff Operating Group per year (determined on a cumulative basis) and to sell any resulting Class A Shares with the approval of the Exchange Committee. In 2015, the Exchange Committee will determine in its sole discretion whether to allow any additional exchanges and sales by any of the Company’s executive managing directors for each year from 2015 through 2017, provided that such exchanges or sales generally will not exceed 10% of an executive managing director’s vested partnership interests in the Och-Ziff Operating Group per year (determined on a cumulative basis) for each year through 2017. Prior to the adoption of these modifications, from November 2012 the Company’s executive managing directors at the time of the IPO (“Pre-IPO Partners”) would have been entitled to exchange up to 75% of their vested Och-Ziff Operating Group A Units for Class A Shares (or cash at the Company’s option) and to sell the resultant Class A Shares.

Summary of the Partner Incentive Plan

In consideration of the Company’s executive managing directors agreeing to accept the transfer restrictions discussed above and reflective of the Pre-IPO Partners’ commitment to the Company, the Company established the PIP. Mr. Och will not participate in the PIP, but will continue to participate in the Company’s profits solely through distributions from his existing equity ownership stake. Under the terms of the PIP, the participating Pre-IPO Partners (the “Eligible Pre-IPO Partners”) may be eligible to receive discretionary grants of annual performance awards (“Performance Awards”) over a five-year period commencing in 2013. Performance Awards may be satisfied in Och-Ziff Operating Group D Units (“Performance Unit Awards”) and may also be satisfied in cash (“Performance Cash Awards”). All Performance Awards will be conditionally granted subject to compliance with each Eligible Pre-IPO Partner’s non-compete obligations. Each Eligible Pre-IPO Partner’s Performance Unit Awards and the after-tax portion of his Performance Cash Awards in respect of two prior years will be subject to clawback pursuant to the terms of the PIP if he breaches the non-compete obligation.

If an Eligible Pre-IPO Partner ceases, for any reason, to be a limited partner of the Och-Ziff Operating Group entities prior to the end of any year, such Eligible Pre-IPO Partner will not be eligible to receive any Performance Awards with respect to such year or any subsequent year. If one of the Eligible Pre-IPO Partners currently on the Partner Management Committee ceases to be a limited partner of the Och-Ziff Operating Group entities, the amount of the Performance Awards that such Eligible Pre-IPO Partner would otherwise have been eligible to receive will not be available for reallocation to the remaining Eligible Pre-IPO Partners. As a result, the maximum aggregate amounts of cash and Och-Ziff Operating Group D Units that are available for Performance Awards as described below will be reduced accordingly. If one of the Eligible Pre-IPO Partners not currently on the Partner Management Committee ceases to be a limited partner of the Och-Ziff Operating Group entities for any reason, the amount of the Performance Awards that such Eligible Pre-IPO Partner would otherwise have been eligible to receive will be available for reallocation to the remaining Eligible Pre-IPO Partners not currently on the Partner Management Committee.

Whether any Performance Award is awarded to any Eligible Pre-IPO Partner in a particular year, and the amount of such awards, shall be determined by the Compensation Committee of the Board in its sole discretion, based on recommendations from Mr. Och for that year.

Performance Unit Awards

Under the original terms of the PIP, the Eligible Pre-IPO Partners, collectively, would have been eligible to receive aggregate grants of up to 3,628,907 Och-Ziff Operating Group D Units per year. As a result of the departure of Michael Cohen, a member of the Partner Management Committee, in March 2013, the aggregate number of Och-Ziff Operating Group D Units that may be issued under the PIP was reduced to 2,770,749 per year. Any such awards of Och-Ziff Operating Group D Units will be made pursuant to the Och-Ziff Capital Management Group LLC Amended and Restated 2007 Equity Incentive Plan (the “2007 Equity Incentive Plan”) or a successor plan (for example, if approved, the 2013 Incentive Plan). The Performance Unit Awards will be conditionally vested when awarded, and subject to minimum retained ownership requirements and the transfer restrictions discussed above. In the aggregate, the Eligible Pre-IPO Partners collectively may receive up to 13,853,745 Och-Ziff Operating Group D Units over the five-year period if a determination is made each year to award the maximum number of Performance Unit Awards to all of the Eligible Pre-IPO Partners.

Performance Cash Awards

The Eligible Pre-IPO Partners, collectively, may also be eligible to receive discretionary annual Performance Cash Awards if the Company earns incentive income in the relevant year. The maximum aggregate amount of Performance Cash Awards for each year will be capped at 10% of the Company’s incentive income earned during that year, and was subject to a maximum of $52.4 million prior to the departure of Michael Cohen in March 2013. As a result of Mr. Cohen’s departure, the maximum aggregate incentive income that may be awarded under the PIP was reduced to $39.6 million per year. The Eligible Pre-IPO Partners, collectively, may receive Performance Cash Awards in a maximum aggregate amount of $197.8 million over the five-year period if the Company earns enough incentive income each year and if a determination is made each year to award the maximum amount of Performance Cash Awards to all of the Eligible Pre-IPO Partners.

Vesting and Non-Compete Provisions

The Performance Unit Awards will be conditionally vested on grant subject to the transfer restrictions described above. All Performance Awards will be conditionally granted subject to compliance with each executive managing director’s non-compete obligations under the Och-Ziff Operating Group Limited Partnership Agreements and related agreements. If an executive managing director violates his non-compete obligations as set forth in the Och-Ziff Operating Group Limited Partnership Agreements, his Performance Unit Awards and the after-tax portion of his Performance Cash Awards in respect of two prior years will be subject to clawback.

Compensation Committee and Compensation Consultants

The Compensation Committee has the power and authority to oversee our compensation policies and programs and makes all compensation related decisions relating to our Named Executive Officers. The Compensation Committee operates under a written charter adopted by the Board. The Compensation Committee reviews the charter on an annual basis. The Compensation Committee’s membership is determined by the Board. The Compensation Committee’s members are all Independent Directors under the rules of the NYSE.

Pursuant to its charter, the Compensation Committee has the sole authority to retain, terminate, obtain advice from, oversee and compensate its outside advisors, including its compensation consultant. The Company has provided appropriate funding to the Compensation Committee to do so.

In 2012, the Compensation Committee retained Semler Brossy Consulting Group, LLC (“Semler Brossy”) as a third-party advisor to provide independent advice, research and evaluation in connection with the establishment of the PIP and certain other arrangements with employees and certain executive managing directors (not including the Named Executive Officers).

Semler Brossy reported directly to the Compensation Committee. Semler Brossy did not provide services to the Company other than consulting advice with respect to the PIP and certain arrangements with employees and certain executive managing directors (not including the Named Executive Officers). Specifically, Semler Brossy did not provide, directly or indirectly through affiliates, any other consulting services to management or the Board. The Compensation Committee conducted a specific review of its relationship with Semler Brossy, and determined that Semler Brossy’s work for the Compensation Committee did not raise any conflicts of interest, consistent with the guidance provided under the Dodd-Frank Act of 2010, by the SEC and by the NYSE. The Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.

Compensation and Risk

As noted in the section above entitled “Board Role in Risk Oversight,” our compensation program includes elements that discourage excessive risk-taking and that align the compensation of our executive managing directors, managing directors and other employees with our long-term performance. For example, all Och-Ziff Operating Group Units held by our executive managing directors are, or have been subject to multi-year service vesting conditions and a minimum retained ownership requirement. In addition, the Class A Restricted Share Units held by our executive managing directors, managing directors and other employees are also generally subject to multi-year service vesting conditions. Because of these significant vesting provisions and because of the newly imposed transfer restrictions applicable to our executive managing directors, the actual amount of compensation realized by our executive managing directors, managing directors and other employees is tied to our long-term performance.

Shareholder Votes on Executive Compensation

At our 2011 annual meeting of Shareholders, our Shareholders voted to hold an advisory vote on executive compensation every three years. Consistent with that vote, the Board resolved to accept the Shareholders’ recommendation. The next advisory vote on executive compensation will be held at the 2014 annual meeting of Shareholders.

Employment Agreements, Severance Benefits and Change in Control Provisions

Partner Agreements

In furtherance of our long-term philosophy of seeking to align the interests of our executive managing directors with those of the investors in our funds, on September 30, 2009, each of the Och-Ziff Operating Group entities entered into an agreement with Mr. Blockinger in connection with his admission as a partner of the Och-Ziff Operating Group. Under the terms of the agreements, he was granted 400,000 Class A Shares and 450,000 Class A Restricted Share Units, which units accrue dividend equivalent units and vested in equal annual installments on January 1, 2010, 2011 and 2012. Mr. Blockinger also received 1,150,000 Och-Ziff Operating Group D Units, which are non-equity profit interests in the Och-Ziff Operating Group entities that receive cash distributions equal in amount to, and at the same time as, distributions paid on Och-Ziff Operating Group A Units, which correspond to dividends paid to holders of our Class A Shares.

Additionally, on February 27, 2012, each of the Och-Ziff Operating Group entities entered into an agreement with Mr. Blockinger. These partner agreements provide for Mr. Blockinger to receive an annual bonus of $1,400,000 and an annual grant of Och-Ziff Operating Group D Units valued at $600,000, with each such annual grant of Och-Ziff Operating Group D Units vesting in three equal annual installments starting on the first anniversary of the relevant grant date.

On November 15, 2012, 16,860 Och-Ziff Operating Group D Units held by Mr. Blockinger converted into Och-Ziff Operating Group A Units as the general partners of the Och-Ziff Operating Group entities determined there had been sufficient “appreciation,” as defined in the Operating Group Limited Partnership Agreements, to result in each such Och-Ziff Operating Group D Unit becoming economically equivalent to one Och-Ziff Operating Group A Unit.

All of the Och-Ziff Operating Group A Units held by Mr. Blockinger vest in five equal annual installments starting on the first anniversary of Mr. Blockinger’s admission to the Och-Ziff Operating Group, including certain units Mr. Blockinger received subsequent to his admission as a partner. Any Och-Ziff Operating Group D Units granted to Mr. Blockinger under the terms of his partner agreements dated February 27, 2012, including 70,423 Och-Ziff Operating Group D Units granted to him as of December 31, 2012, shall vest in three equal annual installments starting on the first anniversary of the relevant grant date. Upon vesting, the Och-Ziff Operating Group Units continue to be subject to transfer restrictions, minimum ownership requirements and, with respect to any Och-Ziff Operating Group D Units held by Mr. Blockinger, the conditions to conversion into Och-Ziff Operating Group

A Units. For a description of the Och-Ziff Operating Group Units granted to Mr. Blockinger, please refer to the section entitled “Certain Agreements of Och-Ziff and the Och-Ziff Operating Group Entities—Limited Partnership Agreements of the Och-Ziff Operating Group Entities,” in particular the subsections entitled “—Partnership Interests” and “—Vesting; Forfeiture.” The agreements also provide that the Och-Ziff Operating Group entities will pay for the costs of Mr. Blockinger’s estate and tax planning to the same extent such costs are paid for our other executive managing directors. The Operating Group Limited Partnership Agreements contain other terms relevant to Mr. Blockinger’s service as an executive managing director of Och-Ziff. See “Limited Partnership Agreements of the Och-Ziff Operating Group Entities” below.

No other Named Executive Officer is party to a separate partner agreement.

Non-Competition, Non-Solicitation and Confidentiality Restrictions

We believe that each of our executive managing directors, including all of the Named Executive Officers, should be subject to certain obligations and restrictions with respect to not competing with us, not soliciting our employees or the investors in our funds, not disparaging us, and not disclosing confidential information about our business and related matters. Following are descriptions of the material terms of such obligations and restrictions contained in the Operating Group Limited Partnership Agreements applicable to each of our executive managing directors as partners of the Och-Ziff Operating Group entities.

Term of Service or Employment; Full-Time Commitment.    Each partner has agreed to devote substantially all of his business time, skill, energies and attention to his responsibilities at Och-Ziff in a diligent manner.

Confidentiality.    Each partner is required, whether during or after his or her service with us, to protect and only use confidential information in accordance with strict restrictions placed by us on its use and disclosure. Every employee of ours is subject to similar strict confidentiality obligations imposed by agreements entered into upon commencement of service with us.

Non-Competition.    During the term of service of each partner and during the Restricted Period (as such term is defined below), no partner may, directly or indirectly:

•	engage or otherwise participate in any manner or fashion in any business that is a competing business, either in the United States or in any other place in the world where we engage in our business;

•	render any services to any competing business; or

•	acquire a financial interest in or become actively involved with any competing business (other than as a passive investor holding minimal percentages of the stock of public companies).

Non-Solicitation and Non-Interference.    Generally, during the term of service of each partner and during the Restricted Period, no partner may, directly or indirectly, in any manner solicit any of our other executive managing directors, directors, officers or employees to terminate their relationship or service with us, or hire any person who was employed by us or was one of our executive managing directors or directors as of the date of such partner’s termination or whose service or relationship with us terminated within two years prior to or after the date of such partner’s termination. Additionally, in general, no partner may solicit, or encourage ceasing to work with us, any consultant, agent or senior adviser who the individual knows or should know is under contract with us.

In addition, generally during the term of service of each partner and during the Restricted Period, such partner may not, directly or indirectly, in any manner solicit or induce any of our current, former or prospective investors, financing sources, capital market intermediaries or consultants to terminate (or diminish in any material respect) his or its relationship with us for the purpose of associating with any competing business, or otherwise encourage such investors, financing sources, capital market intermediaries or consultants to terminate (or diminish in any respect) his or its relationship with us for any other reason.

Non-Disparagement.    During the term of service of each partner, and at all times following the termination of the partner’s service, the partner is prohibited from disparaging us in any way or making any defamatory comments regarding us.

Restricted Period.    For purposes of the foregoing covenants, the “Restricted Period” for each of our Named Executive Officers (other than Mr. Blockinger) and most of our other executive managing directors, means the two-year period immediately following the date of termination of his association with us for any reason. For Mr. Blockinger, a partner who was admitted subsequent to our initial public offering, the “Restricted Period” means the one-year period immediately following the date of termination of his association with us for any reason.

Intellectual Property.    Each partner is subject to customary intellectual property covenants with respect to works created, invented, designed or developed by such individual that are relevant to or implicated by the partner’s service with us.

Other Provisions.    In the case of any breach of the non-competition or non-solicitation provisions described above by a partner, all of such partner’s vested and unvested Och-Ziff Operating Group Units and any Class A Shares issued upon exchange of Och-Ziff Operating Group A Units, will be reallocated to the other executive managing directors. In addition, in the case of any breach of the non-competition or non-solicitation provisions described above by a partner, the partner will be required to pay us an amount equal to the total after-tax proceeds received from the sale of any Class A Shares, and any distributions thereon, issued upon exchange of Och-Ziff Operating Group A Units during the two-year period prior to the date of such breach. In addition, such breaching partner will no longer be entitled to receive payments under the tax receivable agreement we executed with our executive managing directors and the Ziffs in connection with our initial public offering (the “Tax Receivable Agreement”). We may elect to waive enforcement of any or all of the foregoing consequences in our sole discretion.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K and, based on such review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this proxy statement.

Submitted by the members of the Compensation Committee:

J. Barry Griswell, Chair

Allan S. Bufferd

Jerome P. Kenney

Georganne C. Proctor

Summary Compensation Table for 2012

The following table provides summary information concerning the compensation of our Named Executive Officers, who include our Chief Executive Officer, our Chief Financial Officer and each of our three other most highly compensated employees who served as executive officers for the fiscal year ended December 31, 2012.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)		Non-Equity Incentive Plan Compensation		All Other Compensation		Total
Daniel S. Och(2)	2012	—	—		—		—		$1,285,927		$1,285,927
Chief Executive Officer, Executive Managing Director	2011 2010	— —	— —	$ $	10,485,533 26,040,000		— —	$ $	484,878 51,826	$ $	10,970,411 26,091,826

Joel M. Frank(3) Chief Financial Officer, Senior Chief Operating Officer, Executive Managing Director	2012 2011 2010	— — —	— — —	$ $	— 464,600 1,153,801		— — —	$ $ $	66,693 43,700 45,054	$ $ $	66,693 508,300 1,198,855

Michael L. Cohen(4)	2012	—	—		—		—		$131,699		$131,699
Head of European Investing, Executive Managing Director	2011	—	—		$1,451,420		—		$41,822		$1,493,242
	2010	—	—		$3,604,515		—		$59,425		$3,663,940

Zoltan Varga(5)	2012	$200,000	—		—		—		$55,943		$255,943
Head of Asian Investing, Executive Managing Director	2011	$200,000	—		$875,259		—		$47,876		$1,123,135
	2010	$200,000	—		$2,173,656		—		$35,395		$2,409,051

Jeffrey C. Blockinger(6)	2012	—	$1,400,000		$139,989		$74,459		$19,892		$1,634,340
Chief Legal Officer, Chief Compliance Officer, Executive Managing Director	2011 2010	— —	— —		$14,575,051 —	$ $	192,845 1,475,025	$ $	18,470 26,030	$ $	14,786,366 1,501,055

(1)	The dollar amounts in this column do not reflect cash or other compensation actually received by the Named Executive Officers, but instead represent the aggregate grant-date fair value of equity calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation (“ASC Topic 718”). More information regarding the 2012 stock awards is shown in the “2012 Grants of Plan-Based Awards” table below. Also, see Note 9 to the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012 for further information concerning the assumptions underlying our ASC Topic 718 calculations for Och-Ziff Operating Group A Units and Class A Restricted Share Units.

(2)	The “All Other Compensation” column reflects for 2012: (i) payments of $70,862 made on behalf of Mr. Och with respect to his share of estate and tax preparation and planning services provided to all of our executive managing directors; (ii) $21,979 for medical insurance; (iii) $1,192,167 for security services; and (iv) $919 for supplemental liability insurance coverage. We consider the expenses for certain of Mr. Och’s security services in 2012 to be for our benefit, and the Board of Directors considers the related expenses to be appropriate business expenses rather than personal benefits for Mr. Och. Because we do not separately track personnel security expenses based on whether they are incurred for business or for personal reasons, 100% of these certain security costs have been reported for Mr. Och as “All Other Compensation.”

(3)	The “All Other Compensation” column reflects for 2012: (i) payments of $43,795 made on behalf of Mr. Frank with respect to his share of estate and tax preparation and planning services provided to all of our executive managing directors; (ii) $21,979 for medical insurance; and (iii) $919 for supplemental liability insurance coverage.

(4)	The “All Other Compensation” column reflects for 2012: (i) payments of $123,801 made on behalf of Mr. Cohen with respect to his share of estate and tax preparation and planning services provided to all of our executive managing directors; (ii) $6,979 for medical insurance; and (iii) $919 for supplemental liability insurance coverage. As we previously disclosed on a Form 8-K we filed with the SEC on March 19, 2013, Mr. Cohen resigned from the Company effective as of March 18, 2013.

(5)	The “All Other Compensation” column reflects for 2012: (i) payments of $48,045 made on behalf of Mr. Varga with respect to his share of estate and tax preparation and planning services provided to all of our executive managing directors; (ii) $6,979 for medical insurance; and (iii) $919 for supplemental liability insurance coverage.

(6)	The “Bonus” column reflects Mr. Blockinger’s 2012 bonus. The “Stock Awards” column reflects the aggregate grant-date fair value of vested and unvested Och-Ziff Operating Group A Units that were issued to Mr. Blockinger upon the conversion of an equal number of non-equity Och-Ziff Operating Group D Units pursuant to the terms of such Units. The “Non-Equity Incentive Plan Compensation” column represents distributions on Och-Ziff Operating Group D Units, which are non-equity profit interests in the Och-Ziff Operating Group entities. These Units receive cash distributions equal in amount to, and at the same time as, distributions paid on Och-Ziff Operating Group A Units, which correspond to dividends paid to holders of our Class A Shares. The distributions reflect the amount of expense recognized for the year ended December 31, 2012 related to such profit-interest payments. The “All Other Compensation” column reflects for 2012: (i) payments of $11,994 made on behalf of Mr. Blockinger with respect to his share of estate and tax preparation and planning services provided to all of our executive managing directors; (ii) $6,979 for medical insurance; and (iii) $919 for supplemental liability insurance coverage.

Grants of Plan-Based Awards for 2012

This section provides additional information about the equity awards that are described in the “Stock Awards” column of the “Summary Compensation Table” above.

On November 15, 2012, 16,860 Och-Ziff Operating Group D Units held by Mr. Blockinger converted into Och-Ziff Operating Group A Units as the general partners of the Och-Ziff Operating Group entities determined there had been sufficient “appreciation,” as defined in the Operating Group Limited Partnership Agreements, to result in each such Och-Ziff Operating Group D Unit becoming economically equivalent to one Och-Ziff Operating Group A Unit.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units	Grant-Date Fair Value of Stock Awards(1)
Jeffrey C. Blockinger(2)	11/15/2012	16,860	$139,989

(1)	These dollar amounts do not represent compensation actually received in 2012. Instead, the amounts reflect the aggregate grant-date fair value of equity received in 2012, computed in accordance with ASC Topic 718.

(2)	The Named Executive Officers, with the exception of Mr. Blockinger, did not receive any grants of plan-based awards during 2012.

Outstanding Equity Awards at Fiscal Year End 2012

The following table summarizes the equity awards made to our Named Executive Officers that were outstanding and subject to vesting conditions as of December 31, 2012. The dollar amounts shown in the table below do not reflect compensation actually received by the Named Executive Officers, but instead are calculated by multiplying the number of unvested equity units held by the Named Executive Officers by the closing price of $9.50 per Class A Share on December 31, 2012.

	Stock Awards
Name	Number of Shares, Units or Other Rights That Have Not Vested(1)	Market Value of Shares, Units or Other Rights That Have Not Vested
Jeffrey C. Blockinger(2)	470,958	$4,474,101

(1)	The Named Executive Officers, with the exception of Mr. Blockinger, do not hold any outstanding equity awards that are subject to vesting conditions as of December 31, 2012.

(2)	Represents (i) 460,000 unvested Och-Ziff Operating Group A Units which shall vest in equal annual installments on September 30, 2013 and 2014 that were issued to Mr. Blockinger upon the conversion of an equal number of non-equity Och-Ziff Operating Group D Units pursuant to the terms of such Units and are subject to minimum retained ownership requirements and transfer restrictions, (ii) 3,945 unvested Och-Ziff Operating Group A Units received as part of a reallocation of Och-Ziff Operating Group A Units which vest in equal annual installments on September 30, 2013 and 2014 and are subject to minimum retained ownership requirements and transfer restrictions, and (iii) 7,013 unvested Och-Ziff Operating Group A Units which shall vest in equal annual installments on September 30, 2013 and 2014 that were issued to Mr. Blockinger upon the conversion of an equal number of non-equity Och-Ziff Operating Group D Units pursuant to the terms of such Units and are subject to minimum retained ownership requirements and transfer restrictions that were reallocated to Mr. Blockinger subsequent to his admission to partnership. Additionally, Mr. Blockinger holds as of December 31, 2012, 70,423 non-equity Och-Ziff Operating Group D Units which shall vest in equal annual installments on December 31, 2013, 2014 and 2015.

Stock Vested

The following table shows values deemed realized during 2012 by the Named Executive Officers as a result of the vesting of equity during 2012. The amounts shown below do not reflect compensation actually received by the Named Executive Officers, but instead are calculations of the number of equity units that vested during 2012 based on the closing price of our Class A Shares on the date of vesting.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Daniel S. Och(1)	32,246,283	$287,314,382
Joel M. Frank(1)	1,428,804	$12,730,644
Michael L. Cohen(1)	4,463,588	$39,770,569
Zoltan Varga (1)	2,691,715	$23,983,181
Jeffrey C. Blockinger(2)	415,345	$3,786,266

(1)	On November 19, 2012 the remaining unvested Och-Ziff Operating Group A Units granted to our executive managing directors at the time of our IPO and a portion of the reallocated Och-Ziff Operating Group A Units forfeited by former executive managing directors (which units continued to vest according to the original vesting schedule) generally became vested. Vested Och-Ziff Operating Group A Units remain subject to minimum retained ownership requirements and transfer restrictions.

(2)	Represents (i) 173,526 Class A Restricted Share Units (including dividend equivalent units accrued as of the date of vesting) granted to Mr. Blockinger on September 30, 2009 in connection with his admission as a partner to the Och-Ziff Operating Group that vested on January 3, 2012, (ii) 230,000 Och-Ziff Operating Group A Units granted to Mr. Blockinger in connection with his admission as a partner to the Och-Ziff Operating Group that vested on September 30, 2012, (iii) 1,972 Och-Ziff Operating Group A Units received as part of a reallocation of Och-Ziff Operating Group A Units which vested on September 30, 2012, and (iv) 9,847 non-equity Och-Ziff Operating Group D Units that were reallocated to Mr. Blockinger subsequent to his admission to partnership. On November 15, 2012 such Och-Ziff Operating Group D Units converted into Och-Ziff Operating Group A Units as the general partners of the Och-Ziff Operating Group entities determined there had been sufficient “appreciation,” as defined in the Operating Group Limited Partnership Agreements, to result in each such Och-Ziff Operating Group D Unit becoming economically equivalent to one Och-Ziff Operating Group A Unit.

Potential Payments Upon Termination or Change in Control

None of our Named Executive Officers is eligible to receive any cash payments upon his termination or a change of control of the Company. For a description of the vesting and forfeiture conditions applicable to the Och-Ziff Operating Group A Units held by the Named Executive Officers and the Och-Ziff Operating Group D Units held by Mr. Blockinger, please refer to “Certain Agreements of Och-Ziff and the Och-Ziff Operating Group Entities—Limited Partnership Agreements of the Och-Ziff Operating Group Entities-Partnership Interests and—Vesting; Forfeiture.”

Director Compensation

The Compensation Committee periodically reviews the compensation of the independent directors. Director compensation is set by the Board based upon the recommendation of the Compensation Committee. Currently, upon initial election to the Board, an independent director receives a grant of Class A Restricted Share Units with a value of $300,000, which grant vests in equal annual installments on each of the first, second and third anniversaries of the director’s date of election to the Board, subject to the director’s continued service on our Board. Incumbent independent directors receive annual equity-based and cash compensation. At the beginning of each year, each incumbent independent director receives a grant of Class A Restricted Share Units with a value of $100,000, which grant vests in equal annual installments on each of the first, second and third anniversaries of the date of grant. With respect to each vested Class A Restricted Share Unit, the independent director shall receive one Class A Share on or before the third business day following the independent director’s departure from our Board of Directors. As of 2012, an annual cash retainer is paid to each incumbent independent director in the amount of $50,000, and the chairs of the committees of our Board receive additional annual cash retainers as follows: the Audit Committee chair receives $20,000 and the chairs of the Nominating, Corporate Governance and Conflicts Committee and the Compensation Committee each receive $10,000. Our Lead Independent Director also receives an additional annual cash retainer of $20,000. We have established minimum Class A Share ownership requirements for the independent directors on our Board such that each independent director must hold 50% of the Class A Shares received after vesting of any grant of Class A Restricted Share Units (or other equity awards) at all times, without regard to any dispositions.

Directors who are members of management do not receive any compensation with respect to their services as a director. All directors are reimbursed for reasonable costs and expenses incurred in attending meetings of the Board.

The following table sets forth the total cash and equity-based compensation paid to our independent directors for their service on the Board and its committees during 2012.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Allan S. Bufferd	$90,000	$110,602	$200,602
J. Barry Griswell	$60,000	$114,317	$174,317
Jerome P. Kenney	$60,000	$110,602	$170,602
Georganne C. Proctor	$50,000	$114,317	$164,317

(1)	The dollar amounts in this table do not reflect cash or other compensation actually received by the independent directors, but instead represent the aggregate grant-date fair value of equity calculated in accordance with ASC Topic 718. See Note 9 to the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012 for further information concerning the assumptions underlying our ASC Topic 718 calculations for Class A Restricted Share Units. Each director who was a director as of January 4, 2012 received a grant of 12,225 Class A Restricted Share Units on January 4, 2012 which will vest in equal annual installments on each of the first, second and third anniversaries of the date of grant and, during the year, dividend equivalent units on outstanding, unvested Class A Restricted Share Units, which dividend equivalent units are included in the amounts shown in the table and will vest as the underlying Class A Restricted Share Units. With respect to each vested Class A Restricted Share Unit which was granted after December 31, 2011, the director shall receive one Class A Share on or before the third business day following the director’s departure from the Board of Directors. As of December 31, 2012, the aggregate number of Class A Restricted Share Units, including dividend equivalent units granted thereon, held by each continuing independent director was as follows: 20,206 for Mr. Bufferd, 27,261 for Mr. Griswell, 20,206 for Mr. Kenney and 27,261 for Ms. Proctor.

Equity Compensation Plan

The following table summarizes the securities authorized for issuance under the Plan as of December 31, 2012:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2) (excluding securities reflected under column (a)) (c)
Equity compensation plans approved by Shareholders: Och-Ziff Capital Management Group LLC Amended and Restated 2007 Equity Incentive Plan	12,187,221	—	23,837,934
Equity compensation plans not approved by Shareholders	—	—	—

Total	12,187,221	—	23,837,934

(1)	Represents Class A Restricted Share Units and Och-Ziff Operating Group D Units. Because the Class A Restricted Share Units and Och-Ziff Operating Group D Units each have no exercise price, the weighted-average exercise price calculation is zero.

(2)	On January 1, 2013, pursuant to the terms of our Plan, the number of Class A Shares that may be issued pursuant to awards under the Plan was increased by the positive difference, if any, of (i) 15% of the number of outstanding Class A Shares (assuming the exchange of all outstanding Och-Ziff Operating Group A Units for Class A Shares) on December 31, 2012 over (ii) the number of Class A Shares then reserved for issuance under the Plan as of such date. The number of Class A Shares reserved under the Plan is also subject to adjustment in the event of a share split, share dividend, or other change in our capitalization. Generally, awards that are forfeited or canceled under the Plan will be available for future grants under the Plan.

CERTAIN MATTERS AND RELATED PERSON TRANSACTIONS

A number of organizational documents and agreements set forth our internal capital, organizational and governance structures, including the terms of interests in the Och-Ziff Operating Group owned by our executive managing directors, payments due to our executive managing directors pursuant to those interests and other contractual rights. These documents and agreements include the Operating Agreement, the Operating Group Limited Partnership Agreements, the Class B Shareholders Agreement, the Exchange Agreement, the Tax Receivable Agreement, and registration rights agreements with our executive managing directors, the Ziffs and DIC. Summaries of these agreements are provided below. Pursuant to these agreements, we may make payments to related persons or engage in transactions that are deemed “Interested Transactions” under our Related Person Transaction Policy (the “Policy”). During 2012, there were no Interested Transactions under the Policy except for those described below under “Related Person Transactions.”

Policy on Transactions and Arrangements with Related Persons

The Board has adopted a written Related Person Transaction Policy that is administered by our Nominating, Corporate Governance and Conflicts Committee and applies to any transaction or series of transactions in which we or any of our subsidiaries is a participant, the amount involved exceeds $120,000, and a “related person” (as defined under SEC rules) has or will have a direct or indirect material interest (any such transaction or series of transactions an “Interested Transaction”).

Under the Policy, all Interested Transactions with a related person are subject to pre-approval or ratification by the Nominating, Corporate Governance and Conflicts Committee. The Policy requires a related person to promptly disclose to the Chief Legal Officer any Interested Transaction as well as all material facts about the transaction. The Chief Legal Officer will then assess and notify the Nominating, Corporate Governance and Conflicts Committee of the material facts of any Interested Transaction that requires the Committee’s pre-approval. In addition, the Board has delegated authority to the Chair of the Nominating, Corporate Governance and Conflicts Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1 million. Moreover, the Nominating, Corporate Governance and Conflicts Committee has considered and adopted standing pre-approvals under the Policy for limited transactions with related persons that are or may be considered to be “Interested Transactions.” Such pre-approved transactions include: (i) business transactions with other companies at which a related person’s only relationship is as an employee (other than an executive officer), director or less-than-10% beneficial owner if the amount of business falls below the thresholds in the NYSE’s listing standards and our Director Independence Standards; (ii) charitable contributions to organizations where a related person’s only relationship is as an employee (other than an executive officer) or director if the aggregate amount involved does not exceed the greater of $1 million or 2% of the organization’s total annual revenues; (iii) transactions required or permitted under our organizational documents and agreements entered into in connection with our IPO in November 2007; and (iv) investments by one of our executive managing directors or any immediate family member in any of our funds.

A summary of any new transactions pre-approved by the Chair or pursuant to the Policy is provided to the full Nominating, Corporate Governance and Conflicts Committee for its review in connection with each regularly scheduled Committee meeting. If we become aware of an existing Interested Transaction that has not been pre-approved under this policy, we will provide relevant information to the Nominating, Corporate Governance and Conflicts Committee, which will evaluate all options available, including ratification, revision or termination of such transaction. Our Policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.

Related Person Transactions

In 2012, the Board pre-approved or considered and approved or ratified all of the following related person transactions:

Payments Under the Tax Receivable Agreement.    During 2012, we made payments under the Tax Receivable Agreement to our executive managing directors, including our executive officers, and the Ziffs. The total amounts of these payments received by our executive officers were as follows: $9,957,157 to Mr. Och and certain of his related trusts, $441,192 to Mr. Frank and certain of his related trusts, $2,303,710 to Mr. David Windreich, $1,378,290 to Mr. Cohen and his related trusts, $831,160 to Mr. Varga, and $634,001 to Mr. Harold Kelly and certain of his related trusts. For additional information about our Tax Receivable Agreement, see “Certain Agreements of Och-Ziff and the Och-Ziff Operating Group Entities—Tax Receivable Agreement.”

Payments for Non-Business use of Aircraft.    Our corporate aircraft is used primarily for business purposes. Occasionally, Mr. Och has used the aircraft for personal use. Market rates for such personal use are charged. For the year ended December 31, 2012, Mr. Och paid $374,635 for his non-business use of the corporate aircraft.

CERTAIN AGREEMENTS OF OCH-ZIFF AND THE OCH-ZIFF OPERATING GROUP ENTITIES

Class B Shareholders Agreement

We have entered into the Class B Shareholders Agreement with our executive managing directors, in their capacity as the holders of our Class B Shares, which provided for the establishment of a Class B Shareholder Committee. So long as our executive managing directors continue to own more than 40% of the total combined voting power of the Company, whether through ownership of our Class A Shares, Class B Shares or any other voting securities that we may issue in the future, the Class B Shareholder Committee has approval rights with respect to certain actions of the Board. Furthermore, so long as any Class B Shares remain outstanding, the Class B Shareholder Committee has the power and authority to exercise the rights granted to them under our Operating Agreement. The Class B Shareholder Committee currently has the right to designate five of the seven nominees for election to the Board, with such number of nominees decreasing as our executive managing directors’ ownership interest in our business decreases, as discussed below. In addition, under the Class B Shareholders Agreement, each executive managing director holding Class B Shares has granted to the Class B Shareholder Committee an irrevocable proxy to vote all of such executive managing director’s Class B Shares as determined by such Committee in its sole discretion.

Class B Shareholder Committee; Proxy and Approval Rights

Class B Shareholder Committee.    The Class B Shareholder Committee currently consists solely of Daniel S. Och until his withdrawal, death or disability. Upon Mr. Och’s withdrawal, death or disability, the Partner Management Committee shall act by majority vote to reconstitute the Class B Shareholder Committee either by: (i) appointing another executive managing director to serve as the sole member of the Committee; or (ii) appointing all of the members of the Partner Management Committee as the members of the Class B Shareholder Committee, in which event, the members will act by majority vote. Upon a reconstitution as provided by clause (i) above, the Partner Management Committee shall have the same rights of reconstitution in the event of the sole member’s withdrawal, death, disability or removal by a majority vote of the Partner Management Committee. Upon a reconstitution as provided by clause (ii) above, the Class B Shareholder Committee shall thereafter be comprised of the members who from time to time constitute the Partner Management Committee.

Proxy.    Pursuant to the Class B Shareholders Agreement, each of our executive managing directors holding Class B Shares has granted to Mr. Och, as the current sole member of the Class B Shareholder Committee, an irrevocable proxy to vote all of the Class B Shares held by such executive managing director in such manner as Mr. Och shall determine, in his sole and absolute discretion, on any matter submitted to a vote of the holders of the Class B Shares. This proxy will survive until the later of: (i) Mr. Och’s withdrawal, death or disability; or (ii) such time as our executive managing directors no longer hold at least 40% of the total combined voting power of the Company. Accordingly, while Mr. Och remains the sole member of the Class B Shareholder Committee, he will have control over significant matters submitted to a vote of our Shareholders so long as the Class B Shares continue to represent 40% of the total combined voting power of the Company due to the approval rights discussed below.

Approval Rights.    The Class B Shareholders Agreement provides that, so long as our executive managing directors and their permitted transferees collectively own securities representing more than 40% of the total combined voting power of all of our outstanding Shares, the Board shall not authorize, approve or ratify any action described below without the prior written approval of the Class B Shareholder Committee:

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any incurrence of indebtedness, other than inter-company indebtedness, in one transaction or a series of related transactions, by us or any of our subsidiaries or controlled affiliates in an amount in excess of approximately 10% of the then existing long-term indebtedness of us and our subsidiaries;

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any issuance by us or any of our subsidiaries or controlled affiliates, in any transaction or series of related transactions, of equity or equity-related shares which would represent, after such issuance, or upon conversion, exchange or exercise, as the case may be, at least 10% of the total combined voting power of all our outstanding Shares other than: (i) pursuant to transactions solely among us and our wholly-owned subsidiaries; (ii) upon issuances of securities pursuant to the Och-Ziff Capital Management Group LLC Amended and Restated 2007 Equity Incentive Plan (the “Plan”); (iii) upon the exchange of Och-Ziff Operating Group A Units for Class A Shares pursuant to the Exchange Agreement; or (iv) upon conversion of convertible securities or upon exercise of warrants or options, which convertible securities, warrants or options are either outstanding on the date of, or issued in compliance with, the Class B Shareholders Agreement;

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any equity or debt commitment or investment or series of related equity or debt commitments or investments by us or any of our subsidiaries or controlled affiliates in an unaffiliated entity or related group of entities in an amount greater than $250 million;

•	any entry by us, any subsidiary or controlled affiliate into a new line of business that does not involve investment management and that requires a principal investment in excess of $100 million;

•	the adoption of a shareholder rights plan;

•	any appointment or removal of a chief executive officer or co-chief executive officer of the Company; or

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the termination without cause of the employment of an executive officer of the Company or the active involvement of an executive managing director with us or any of our subsidiaries or controlled affiliates.

In addition, our Operating Agreement requires that we obtain the consent of the Class B Shareholder Committee for specified actions relating to our legal structure so long as any Class B Shares remain outstanding. Generally, our structure is intended to ensure that we maintain exchangeability of Class A Shares and Och-Ziff Operating Group A Units on a one-for-one basis.

Board Representation

The Class B Shareholders Agreement requires that we take all reasonably necessary action to effect the following, so long as our executive managing directors and their permitted transferees beneficially own:

•	Shares representing more than 50% of the total combined voting power of all our outstanding Shares, then the Board shall nominate five individuals designated by the Class B Shareholder Committee;

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Shares representing 40% or more and less than or equal to 50% of the total combined voting power of all our outstanding Shares, then the Board shall nominate three individuals designated by the Class B Shareholder Committee;

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Shares representing 25% or more and less than 40% of the total combined voting power of our outstanding Shares, then the Board shall nominate two individuals designated by the Class B Shareholder Committee;

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Shares representing 10% or more and less than 25% of the total combined voting power of our outstanding Shares, then the Board shall nominate one individual designated by the Class B Shareholder Committee; and

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when our executive managing directors beneficially own less than 10% of the total combined voting power of our outstanding Shares, then the Board has no obligation to nominate any individual designated by the Class B Shareholder Committee.

In the event that any designee of the Class B Shareholder Committee shall for any reason cease to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by an individual designated by the Class B Shareholder Committee. The Operating Agreement provides that the size of the Board may not be expanded beyond seven members without the approval of the Class B Shareholder Committee.

Exchange Agreement

The Exchange Agreement, as amended, provides that each executive managing director and the Ziffs are entitled to exchange any Och-Ziff Operating Group A Units they hold for our Class A Shares on a one-for-one basis, subject to exchange rate adjustments for splits, unit distributions and reclassifications and subject to vesting, minimum retained ownership requirements and transfer restrictions (see “Executive and Director Compensation—Partner Incentive Plan—Transfer Restrictions” for additional information about these transfer restrictions). The Exchange Committee consists of the members of the Partner Management Committee, with Mr. Och currently acting as Chairman. As Chairman, Mr. Och has the sole and exclusive right to take any action on behalf of the Exchange Committee. In the absence of a Chairman, the full Exchange Committee may act by majority vote.

Under the Exchange Agreement, each Och-Ziff Operating Group A Unit surrendered for exchange must simultaneously be exchanged for one Class A Share (or a cash equivalent, if so determined in the sole discretion of the Board). Upon any exchange of Och-Ziff Operating Group A Units, the exchanging person’s corresponding Class B Shares will be automatically canceled and our interest in the Och-Ziff Operating Group, through our ownership of Och-Ziff Operating Group B Units (which are not exchangeable for any securities), will correspondingly increase. See “—Limited Partnership Agreements of the Och-Ziff Operating Group Entities—Issuance of Equity Securities by Och-Ziff” below. If and when an Och-Ziff Operating Group A Unit is exchanged for a Class A Share and any corresponding Class B Share is canceled, then-existing Class A Shareholders will be diluted with respect to their ownership of the Class A Shares; however, the relative equity ownership positions of the exchanging person and the existing holders of Class A Shares will not be altered. In addition, other than with respect to an exchange by the Ziffs, who do not hold any Class B Shares, in any exchange of Och-Ziff Operating Group A Units for Class A Shares, there will be no effect on the number of voting Shares outstanding because, as noted above, a Class B Share is canceled for each Class A Share issued upon an exchange of an Och-Ziff Operating Group A Unit.

The Ziffs generally are entitled to exchange, in any given fiscal quarter, any number of their Och-Ziff Operating Group A Units as they request, provided that the value of such Units is equal to at least $10,000,000 and that they comply with applicable notice requirements, unless otherwise waived by the appropriate parties. They are also entitled to participate in any exchange initiated by us, subject to certain limitations. As of December 31, 2012, the Ziffs have exchanged 12,764,481 Och-Ziff Operating Group A Units for 12,764,481 Class A Shares pursuant to and in accordance with the Exchange Agreement.

Upon the exchange of an Och-Ziff Operating Group A Unit for a Class A Share, the exchanging executive managing director will receive a right to any payments owed to it under the Tax Receivable Agreement as a result of such exchange. See “Tax Receivable Agreement” below.

Registration Rights Agreements

We are party to a registration rights agreement, as amended, with our executive managing directors and the Ziffs (collectively, the “Covered Persons”), pursuant to which we granted them certain demand and “piggyback” registration rights with respect to the resale of all Class A Shares held by the Covered Persons that are issuable or were issued upon exchange of their Och-Ziff Operating Group A Units (the “Registration Rights Agreement”). In addition to certain demand rights and piggyback registration rights, the Registration Rights Agreement contains a requirement that we file a shelf registration statement (or, if permitted, a prospectus supplement to an existing shelf registration statement) covering the resale of all Class A Shares held by the Covered Persons that are issuable or were issued upon exchange of their Och-Ziff Operating Group A Units not later than the first quarterly exchange date on which our executive managing directors are permitted to exchange Och-Ziff Operating Group A Units under the terms of the revised Exchange Agreement (See “Executive and Director Compensation—Partner Incentive Plan—Transfer Restrictions”).

We agreed to indemnify each Covered Person against any losses or damages resulting from any untrue statement or omission of material fact in any registration statement or prospectus pursuant to which they sell Class A Shares, unless such liability arose from such Covered Person’s misstatement or omission, and each Covered Person, to the extent it has Class A Shares included in any registration statement or prospectus, has agreed to indemnify us against all losses caused by its misstatements or omissions. We will pay all expenses incident to our performance under the Registration Rights Agreement, and the Covered Persons will pay their respective portions of all underwriting discounts and commissions relating to the sale of their Shares under the Registration Rights Agreement.

We also entered into a registration rights agreement with DIC pursuant to which DIC has certain “piggyback” registration rights (“DIC Registration Rights Agreement”). The DIC’s registration rights generally are triggered at any time we file a registration statement pursuant to the Registration Rights Agreement that we entered into with our executive managing directors and the Ziffs. We agreed to indemnify DIC and certain of its affiliates against any losses or damages resulting from any untrue statement or omission of material fact in any registration statement or prospectus pursuant to which they sell Class A Shares, unless such liability arose from their own misstatement or omission, and DIC, to the extent it has Class A Shares included in any registration statement or prospectus, has agreed to indemnify us against all losses caused by its misstatements or omissions. We will pay all expenses incident to our performance under the DIC Registration Rights Agreement.

Tax Receivable Agreement

We have made, and may in the future be required to make, payments under the Tax Receivable Agreement that we entered into with our executive managing directors and the Ziffs. The purchase by the Och-Ziff Operating Group of Och-Ziff Operating Group A Units from our executive managing directors and the Ziffs with proceeds from the 2007 Offerings, and subsequent taxable exchanges by our executive managing directors and the Ziffs of Och-Ziff Operating Group A Units for our Class A Shares on a one-for-one basis (or, at our option, a cash equivalent), resulted, and, in the case of future exchanges, are anticipated to result, in an increase in the tax basis of the assets of the Och-Ziff Operating Group that would not otherwise have been available. We anticipate that any such tax basis adjustment resulting from an exchange will be allocated principally to certain intangible assets of the Och-Ziff Operating Group, and we will derive our tax benefits principally through amortization of these intangibles over a 15-year period. Consequently, these tax basis adjustments will increase, for tax purposes, our depreciation and amortization expenses and will therefore reduce the amount of tax that Och-Ziff Corp and any other future intermediate corporate taxpaying entities that acquire Och-Ziff Operating Group B Units in connection with an exchange, if any, would otherwise be required to pay in the future. Accordingly, pursuant to the Tax Receivable Agreement, such corporate taxpaying entities (including Och-Ziff Capital Management Group LLC if it is treated as a corporate taxpayer) have agreed to pay our executive managing directors and the Ziffs 85% of the amount of cash savings, if any, in federal, state and local income taxes in the United States that these entities actually realize related to their units as a result of such increases in tax basis. In connection with the departure of certain former executive managing directors, the right to receive payments under the Tax Receivable Agreement by such executive managing directors was contributed to the Och-Ziff Operating Group. As a result, we expect to pay to our remaining executive managing directors and the Ziffs approximately 77% (from 85% at the time of the 2007 Offerings) of the overall cash savings, if any, in federal, state and local income taxes in the United States that we actually realize as a result of such increases in tax basis. To the extent that we do not realize any cash savings in federal, state and local income taxes in the United States, we would not be required to make corresponding payments under the Tax Receivable Agreement.

Payments under the Tax Receivable Agreement are anticipated to increase the tax basis adjustment of intangible assets resulting from a prior exchange, with such increase being amortized over the remainder of the amortization period applicable to the original basis adjustment of such intangible assets resulting from such prior exchange. It is anticipated that this will result in increasing annual amortization deductions in the taxable years of and after such increases to the original basis adjustments, and potentially will give rise to increasing tax savings with respect to such years and correspondingly increasing payments under the Tax Receivable Agreement.

As of December 31, 2012, assuming no material changes in the relevant tax law and that we generate sufficient taxable income to realize the full tax benefit of the increased amortization resulting from the increase in tax basis of our assets, we expected to pay our executive managing directors and the Ziffs approximately $741.8 million over the next 15 years as a result of the cash savings to our intermediate holding companies from the purchase of Och-Ziff Operating Group A Units from our executive managing directors and the Ziffs with proceeds from the 2007 Offerings and the exchange of Och-Ziff Operating Group A Units for Class A Shares. Future cash savings and related payments to our executive managing directors under the Tax Receivable Agreement in respect of subsequent exchanges would be in addition to these amounts. The obligation to make payments under the Tax Receivable Agreement is an obligation of the intermediate corporate taxpaying entities and not of the Och-Ziff Operating Group entities. We may need to incur debt to finance payments under the Tax Receivable Agreement to the extent the entities within the Och-Ziff Operating Group do not distribute cash to our intermediate corporate tax paying entities in an amount sufficient to meet our obligations under the Tax Receivable Agreement. The actual increase in tax basis of the Och-Ziff Operating Group assets resulting from an exchange or from payments under the Tax Receivable Agreement, as well as the amortization thereof and the timing and amount of payments under the Tax Receivable Agreement, will vary based upon a number of factors, including those described below:

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The amount and timing of the income of Och-Ziff Corp will impact the payments to be made under the Tax Receivable Agreement. To the extent that Och-Ziff Corp does not have sufficient taxable income to utilize the amortization deductions available as a result of the increased tax basis in the Och-Ziff Operating Group assets, payments required under the Tax Receivable Agreement would be reduced.

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The price of our Class A Shares at the time of any exchange will determine the actual increase in tax basis of the Och-Ziff Operating Group assets resulting from such exchange; payments under the Tax Receivable Agreement resulting from future exchanges, if any, will be dependent in part upon such actual increase in tax basis.

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The composition of the Och-Ziff Operating Group’s assets at the time of any exchange will determine the extent to which Och-Ziff Corp may benefit from amortizing its increased tax basis in such assets and thus will impact the amount of future payments under the Tax Receivable Agreement resulting from any future exchanges.

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The extent to which future exchanges are taxable will impact the extent to which Och-Ziff Corp will receive an increase in tax basis of the Och-Ziff Operating Group assets as a result of such exchanges, and thus will impact the benefit derived by Och-Ziff Corp and the resulting payments, if any, to be made under the Tax Receivable Agreement.

•	The tax rates in effect at the time any potential tax savings are realized, which would affect the amount of any future payments under the Tax Receivable Agreement.

Depending upon the outcome of these factors, payments that we may be obligated to make to our executive managing directors and the Ziffs under the Tax Receivable Agreement in respect of exchanges could be substantial. In light of the numerous factors affecting our obligation to make payments under the Tax Receivable Agreement, the timing and amounts of any such actual payments are not reasonably ascertainable.

Limited Partnership Agreements of the Och-Ziff Operating Group Entities

Each of the intermediate holding companies is a party to limited partnership agreements with our executive managing directors and the Ziffs, which set forth significant provisions relating to our executive managing directors and our business. Limited partnership agreements for each of OZ Management and OZ Advisors I were entered into by Och-Ziff Corp as the general partner, with Och-Ziff Corp and our executive managing directors and the Ziffs as limited partners, and a limited partnership agreement for OZ Advisors II was entered into by Och-Ziff Holding as the general partner, with Och-Ziff Holding and our executive managing directors and the Ziffs as limited partners. We refer to such agreements, as amended and restated from time to time, collectively as the “Operating Group Limited Partnership Agreements.” Each of the Operating Group Limited Partnership Agreements is substantially similar in form, and we have described below the material provisions of one such agreement, which are generally applicable to all such agreements. From time to time, the Operating Group Limited Partnership Agreements may be amended for various reasons, including but not limited to the admission of new executive managing directors.

Management

The business and affairs of each Och-Ziff Operating Group entity is managed exclusively by its general partner, except with respect to delegation of certain powers by the general partner to the Partner Management Committee and Partner Performance Committee as described below. Except as expressly provided in the Operating Group Limited Partnership Agreements, the limited partners, in their capacity as limited partners, have no part in the management of the entity and have no authority or right to act on behalf of or bind the entity in connection with any matter. All determinations, decisions and actions made or taken by the general partner, or any committee designated by the general partner, in accordance with the Operating Group Limited Partnership Agreements are conclusive and absolutely binding upon the Och-Ziff Operating Group entity and its limited partners.

Partner Management Committee

The Operating Group Limited Partnership Agreements provide for the establishment of a Partner Management Committee. The current members of the Partner Management Committee are Daniel S. Och, Joel M. Frank, David Windreich, Zoltan Varga, Harold A. Kelly, James S. Levin and James Keith Brown, with Mr. Och serving as Chairman. The Partner Management Committee acts by majority approval. Each member of the Partner Management Committee shall serve until such member’s withdrawal, death, disability or, other than with respect to Mr. Och, removal by the other members of Partner Management Committee. “Withdrawal” means an executive managing director’s required withdrawal from the Och-Ziff Operating Group entities, other than with respect to Mr. Och, whether for “Cause” or upon a determination by majority vote of the Partner Management Committee or otherwise, or, in the case of each of our executive managing directors, such executive managing director’s voluntary termination of active involvement with us for any reason. The Chairman or, if there is no Chairman, a majority of the Partner Management Committee, may appoint a new member of the Partner Management Committee at any time. Upon Mr. Och’s withdrawal, death or disability, the remaining members of the Partner Management Committee shall act by majority vote to either: (i) replace Mr. Och with an executive managing director to serve as Chairman; or (ii) reduce the size of the Committee to the remaining members, in which event, there shall be no Chairman, and the remaining members will act by majority vote. Upon the withdrawal, death, disability or removal of any of the members of the Partner Management Committee other than the Chairman, the remaining members of the Partner Management Committee shall act by majority vote to fill such vacancy. Upon a reconstitution as provided in clause (i) above, the Partner Management Committee shall have the same rights of reconstitution in the event of the new member’s withdrawal, death, disability or removal.

Under the Operating Group Limited Partnership Agreements, the general partner of each Och-Ziff Operating Group entity will delegate to the Chairman of the Partner Management Committee (or, with respect to distributions to such Chairman or in the event there is no Chairman, the full Partner Management Committee acting by majority vote) the sole authority to make determinations with respect to distributions on the Class C Non-Equity Interests so long as our executive managing directors continue to hold at least 40% of the total combined voting power of our outstanding Shares, but subject to the authority of our Compensation Committee. We intend to make such distributions in respect of cash awards granted to our executive managing directors under the Partner Incentive Plan or otherwise. The amount, allocation and timing of such distributions, if any, shall be at the sole and absolute discretion of the Chairman of the Partner Management Committee (or, in the event there is no Chairman, the full Partner Management Committee acting by majority consent); provided that any such distributions to any executive managing director who is also our Chief Executive Officer or any of our other executive officers must be determined by our Compensation Committee after consultation with our Partner Management Committee. Any such distributions need not be made to all holders of Class C Non-Equity Interests and even if made to all such holders, need not be made on a pro rata basis to such holders. No holder of Class C Non-Equity Interests will have any right to receive distributions on such interests. In addition, the Partner Management Committee shall have the authority to reconstitute the Class B Shareholder Committee and will delegate to the Chairman of the Partner Management Committee or, with respect to the Chairman (or if there is no Chairman, the full Committee acting by majority consent), authority to approve transfers of Och-Ziff Operating Group Units in accordance with the Operating Group Limited Partnership Agreements.

Partner Performance Committee

The Operating Group Limited Partnership Agreements provide for the establishment of a Partner Performance Committee. The Partner Performance Committee currently consists of Daniel S. Och, Joel M. Frank, David Windreich, Zoltan Varga and Harold A. Kelly, with Mr. Och serving as Chairman. The vote of Mr. Och will break any deadlock. Each member of the Partner Performance Committee shall serve until such executive managing director’s withdrawal, death, disability or, other than with respect to Mr. Och, removal by the other members of the Partner Performance Committee. Upon Mr. Och’s withdrawal, death or disability, the remaining members of the Partner Performance Committee shall act by majority vote to replace Mr. Och with an executive managing director (who may or may not also serve as Chairman), until such executive managing director’s withdrawal, death, disability or removal by the other members of the Partner Performance Committee. Upon the withdrawal, death, disability or removal of any of the members of the Partner Performance Committee other than the Chairman, the remaining members of the committee shall act by majority vote to fill such vacancy. Upon a reconstitution as provided above, the Partner Performance Committee shall have the same rights of reconstitution in the event of the new member’s withdrawal, death, disability or removal. Under the Operating Group Limited Partnership Agreements, the general partner shall delegate to the Partner Performance Committee the authority to terminate any executive managing director, other than Mr. Och, with or without cause, as provided under “—Vesting; Forfeiture” below. At all times if there is a Chairman, any such termination shall be made only upon the recommendation of the Chairman.

Partnership Interests

Class A common units, Class B common units and Class D common units, together with the Class C Non-Equity Interests, currently constitute all limited partner interests in each of the Och-Ziff Operating Group entities. Class A common units and Class B common units constitute common equity interests in each of the Och-Ziff Operating Group entities and, except as expressly provided in the Operating Group Limited Partnership Agreements, entitle the holders thereof to equal rights, other than voting rights, under our Operating Group Limited Partnership Agreements, including with respect to distributions. The Class A common units and Class B common units have no preference or priority over other securities of each Och-Ziff Operating Group entity (other than the Class D common units to the extent described below) and, upon liquidation, dissolution or winding up, are entitled to any assets remaining after payment of all debts and liabilities of the respective Och-Ziff Operating Group entity. The Class C Non-Equity Interests were issued and may be issued in the future solely for the purpose of making discretionary income allocations, if any, to holders thereof and do not represent common equity interests in the Och-Ziff Operating Group entities. The Class D common units constitute non-equity profit interests in each of the Och-Ziff Operating Group entities. Executive managing directors admitted to the Och-Ziff Operating Group entities following our IPO receive Class D common units upon admission, and from time to time these units have been and will be (including under the Partner Incentive Plan) issued to certain of our existing executive managing directors. Each Class D common unit will automatically convert into a Class A common unit to the extent that the general partner determines, consistent with relevant regulations under the Code, that there has been sufficient Appreciation (as defined in each of the Operating Group Limited Partnership Agreements) to result in such Class D common unit becoming economically equivalent to one Class A common unit. Upon such automatic conversion, the holder of the Class A common units will generally remain subject to pre-existing vesting requirements and have all of the rights of a holder of such units, including under the Exchange Agreement and the Tax Receivable Agreement. The Class C Non-Equity Interests will not be entitled to any assets upon liquidation, dissolution or winding up of any Och-Ziff Operating Group entity other than undistributed amounts, if any, to which the holder is entitled in respect of prior discretionary or non-discretionary income allocations. The Class D common units will only be entitled to share in assets upon liquidation, dissolution or winding up to the extent that there has been sufficient Appreciation subsequent to the issuance of such units. Currently, the respective intermediate holding company of each Och-Ziff Operating Group entity in its capacity as a limited partner holds all of the Class B common units of such entity, our executive managing directors and the Ziffs hold all of the Class A common units of such entity and our executive managing directors hold all of the Class C Non-Equity Interests and Class D common units of such entity.

From time to time, the general partners of the Och-Ziff Operating Group entities may establish other classes or series of units, each having such relative rights, powers and duties and interests in profits, losses, allocations and distributions of the limited partnership as may be determined by the general partner. Among other things, the general partner has authority to specify: (i) the allocations of items of partnership income, gain, loss, deduction and credit to holders of each such class or series of units; (ii) the right of holders of each such class or series of units to share (on a pari passu, junior or preferred basis) in partnership distributions; (iii) the rights of holders of each such class or series of units upon dissolution and liquidation of the limited partnership; (iv) the voting rights, if any, of holders of each such class or series of units; and (v) the conversion, redemption or exchange rights applicable to each such class or series of units (including the right to exchange for Class A Shares). The total number of units that may be created pursuant to the foregoing and the issuance thereof that may be authorized by the general partner is not limited under the Operating Group Limited Partnership Agreements.

Och-Ziff Operating Group Distributions

Subject to the terms of the Operating Group Limited Partnership Agreements and any additional classes or series of units established by the general partner, distributions are made, after distributions for taxes, as and when determined by the general partner, to the holders of Och-Ziff Operating Group Units in accordance with their Och-Ziff Operating Group Units, whether or not vested. These distributions have historically corresponded to dividends paid to holders of our Class A Shares. Similarly, discretionary income allocations will be made to the holders of the Class C Non-Equity Interests, in consultation with the Compensation Committee, as and when determined by the Chairman of the Partner Management Committee or, in the event there is no Chairman, by majority vote of the Partner Management Committee (in conjunction with our Compensation Committee) or by the general partner at such time as our executive managing directors hold less than 40% of the total combined voting power of the Company. The general partner interest in an Och-Ziff Operating Group entity held by the general partner will not entitle the general partner to receive any distributions. The general partner may cause an Och-Ziff Operating Group entity to make distributions of cash, units or other assets or property of the respective limited partnership. No limited partner has the right to demand that an Och-Ziff Operating Group entity distribute any assets in kind to such partner.

Vesting; Forfeiture

Under the Operating Group Limited Partnership Agreements, the Och-Ziff Operating Group A Units held by each of our executive managing directors (except for a portion of the Och-Ziff Operating Group A Units held by certain executive managing directors admitted to the Och-Ziff Operating Group following our IPO) generally vested in full on November 19, 2012. From time to time, vesting requirements may be waived or varied by the Chairman of the Partner Management Committee (or by majority vote of the Partner Management Committee with respect to the Chairman or in the event there is no Chairman) although, historically, this has occurred infrequently.

The Operating Group Limited Partnership Agreements also provide that all of the Och-Ziff Operating Group D Units issued to our executive managing directors admitted after our IPO upon their admission will vest, subject to such executive managing directors’ continued active involvement with us, in three to five equal annual installments beginning on the first anniversary of their admission date. Other Och-Ziff Operating Group D Units issued to our executive managing directors may vest on different schedules or may be issued on a fully vested basis. To the extent Och-Ziff Operating Group D Units convert into Och-Ziff Operating Group A Units, such Units will remain subject to pre-existing vesting requirements (see “—Partnership Interests” above). Upon any reallocation of Och-Ziff

Operating Group D Units, such units will retain their original vesting schedule, unless otherwise determined by the Partner Management Committee or its Chairman. The Operating Group Limited Partnership Agreements provide that all of the Och-Ziff Operating Group B Units held by our intermediate holding companies were fully vested upon the consummation of our IPO.

In the event of the death or disability of an executive managing director, the Och-Ziff Operating Group A Units and Och-Ziff Operating Group D Units will continue to vest in accordance with the current vesting schedule applicable to such units. These vesting requirements, however, may be waived at any time with the approval of the Partner Management Committee. All of the Class C Non-Equity Interests held by an executive managing director will be canceled upon such executive managing director’s withdrawal, death or disability.

The Operating Group Limited Partnership Agreements further provide that, in the event an executive managing director (a “Forfeiting Partner”): (i) voluntarily terminates his active involvement with us for any reason prior to the full vesting of his Och-Ziff Operating Group Units; (ii) other than with respect to Mr. Och, is terminated by the partnership for “cause” (as defined below) prior to the full vesting of his Och-Ziff Operating Group Units; or (iii) other than with respect to Mr. Och, is terminated by the majority vote of the Partner Performance Committee (and, if there is a Chairman of such Committee, then only following the recommendation of such Chairman) for any reason (in each case, a “Forfeiture Event”), such Forfeiting Partner’s unvested Och-Ziff Operating Group Units (and all distributions received with respect to such Och-Ziff Operating Group Units after the date of Forfeiture Event) shall be forfeited (such Och-Ziff Operating Group Units subject to forfeiture and related distributions, the “Forfeitable Interests” and any forfeited Forfeitable Interests, the “Forfeited Interests”) as of the Reallocation Date (as defined below) to our executive managing directors who continue to be actively involved with us as of the Reallocation Date (the “Continuing Partners”) generally in proportion to the Och-Ziff Operating Group Units held by the Continuing Partners at the relevant time. Clause (iii) of the foregoing sentence does not apply to Mr. Blockinger with respect to the Och-Ziff Operating Group Units that are granted to him in respect of each year starting with 2012 under the partner agreements he entered into with the Operating Group Partnership entities as of February 27, 2012. Mr. Och serves as Chairman of the Partner Performance Committee and is not subject to termination by the Partner Performance Committee. The Ziffs’ interest is not subject to forfeiture.

Absent a determination by the Partner Management Committee to reallocate in a different manner, any Forfeited Interests generally will be allocated among the Continuing Partners in proportion to the Och-Ziff Operating Group Units held by them. To the extent that a Continuing Partner receives Forfeited Interests of a Forfeiting Partner, such Forfeited Interests shall be deemed to be interests of the Continuing Partner for all purposes of the Operating Group Limited Partnership Agreements; provided that the Continuing Partner receiving such Forfeited Interests shall be: (i) subject to any continuing vesting requirements; and (ii) permitted to exchange any Och-Ziff Operating Group A Units received in connection with a forfeiture and sell the Class A Shares issued in respect thereof, without regard to any transfer restrictions, as may be required to pay taxes payable as a result of the receipt of such interests. The forfeiture provisions with respect to unvested Och-Ziff Operating Group Units lapse with respect to an executive managing director and such executive managing director’s permitted transferees if such executive managing director dies or becomes disabled prior to a Forfeiture Event with respect to such executive managing director.

Any Forfeiting Partner shall be required, after the Reallocation Date, to pay the same fees with respect to any remaining pre-IPO investments by such Forfeiting Partner in any of our funds as paid by other limited partners of such funds.

Upon any reallocation of Och-Ziff Operating Group A Units or Och-Ziff Operating Group D Units as described above, the General Partner shall determine in its sole discretion the class and series of Units to which each such Unit shall belong following such reallocation.

The forfeiture provisions of the Operating Group Limited Partnership Agreements have been and may be amended and their terms and conditions relating to forfeiture have been and may be waived, changed or modified upon the approval of the Chairman of the Partner Management Committee (or of a majority of the Partner

Management Committee if there is no Chairman). We, our Shareholders and the Och-Ziff Operating Group entities have no ability to enforce such provisions or to prevent any forfeiture obligation from being amended or waived by the Chairman of the Partner Management Committee (or a majority of the Partner Management Committee if there is no Chairman). For the purposes of the Operating Group Limited Partnership Agreements:

“Cause” means that an executive managing director: (i) has committed an act of fraud, dishonesty, misrepresentation or breach of trust; (ii) has been convicted of a felony or any offense involving moral turpitude; (iii) has been found by any regulatory body or self-regulatory organization having jurisdiction over us or our affiliates to have, or has entered into a consent decree determining that such executive managing director, violated any applicable regulatory requirement or a rule of a self-regulatory organization; (iv) has, in the capacity as an executive managing director, committed an act constituting gross negligence or willful misconduct; (v) has violated in any material respect any agreement with respect to us or our affiliates; (vi) has become subject to any proceeding seeking to adjudicate such executive managing director as bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment, protection, relief or composition of the debts of such executive managing director under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for such executive managing director or for any substantial part of the property of such executive managing director, or such executive managing director has taken any action authorizing such proceeding; or (vii) has breached any of the non-competition, non-solicitation or non-disparagement covenants provided in the Operating Group Limited Partnership Agreements.

“Reallocation Date” means, as to any Forfeited Interests, the date which is the earlier of: (i) the date that is six months after the applicable Forfeiture Event; or (ii) the date on or after such Forfeiture Event that is six months after the date of the latest publicly reported disposition of our equity securities by any such Continuing Partner, which disposition is not exempt from the application of the provisions of Section 16(b) of the Exchange Act, unless otherwise determined by the Chairman of the Partner Management Committee (or a majority of the Partner Management Committee if there is no Chairman).

Transfer and Other Restrictions Applicable to Limited Partners Other Than the Ziffs

Generally. None of our executive managing directors may transfer any of such executive managing director’s Och-Ziff Operating Group Units without approval of the general partner, which approval may be granted or withheld in the general partner’s sole and complete discretion; provided, however, that without the general partner’s approval, our executive managing directors may: (i) transfer units pursuant to the Exchange Agreement; (ii) transfer units to a permitted transferee of such executive managing director upon approval by the Chairman of the Partner Management Committee (or by majority vote of the Partner Management Committee with respect to the Chairman or in the event there is no Chairman) as provided below; (iii) transfer units upon approval by the Chairman of the Partner Management Committee (or by majority vote of the Partner Management Committee with respect to the Chairman or in the event there is no Chairman) as provided below; (iv) transfer units received in connection with a Forfeiture Event; or (v) transfer units in connection with the exercise of the co-sale rights described below under “Certain Co-Sale Rights.” An executive managing director may not, without the consent of the general partner, withdraw from an Och-Ziff Operating Group entity prior to the respective entity’s termination.

All of our executive managing directors and the Ziffs are parties to the Exchange Agreement with Och-Ziff, our intermediate holding companies and each of the Och-Ziff Operating Group entities, under which our executive managing directors are subject to transfer restrictions that generally limit the executive managing directors’ ability to transfer or exchange Och-Ziff Operating Group A Units. In 2013 and 2014, these transfer restrictions will allow our executive managing directors, to exchange Och-Ziff Operating Group A Units representing up to 10% of their vested partnership interests in the Och-Ziff Operating Group per year (determined on a cumulative basis) and to sell any resulting Class A Shares with the approval of the Exchange Committee. In 2015, the Exchange Committee will determine in its sole discretion whether to allow any additional exchanges and sales by any of our executive managing directors through 2017, provided that such exchanges and sales will generally not exceed 10% of an executive managing director’s vested partnership interests in the Och-Ziff Operating Group per year and resulting Class A Shares (determined on a cumulative basis) for each year through 2017.

Transfers Approved by the Partner Management Committee and Other Transfers

The Operating Group Limited Partnership Agreements also provide that none of our executive managing directors, or any executive managing director’s permitted transferees, may, directly or indirectly, voluntarily effect any transfer of interests in an Och-Ziff Operating Group entity other than to any of such executive managing director’s permitted transferees, except as permitted under the Operating Group Limited Partnership Agreements. Transfers to permitted transferees may be made with the consent of the Chairman of the Partner Management Committee (or of a majority of the full committee with respect to the Chairman or if there is no Chairman), which consent may not be unreasonably withheld.

A “permitted transferee” means with respect to each of our executive managing directors (or an executive managing director’s permitted transferees) a: (i) charitable organization controlled by such executive managing director; (ii) trust or other estate planning vehicle, all of the current beneficiaries of which are lineal descendents of such executive managing director and his spouse; (iii) corporation, limited liability company or partnership, of which all of the outstanding shares of capital stock or interests therein are owned by no one other than such executive managing director, his spouse and his lineal descendents; and (iv) legal or personal representative of such executive managing director in the event of his disability.

The Operating Group Limited Partnership Agreements provide that the Chairman of the Partner Management Committee (or a majority of the full committee with respect to the Chairman or if there is no Chairman) may approve an exchange of an executive managing director’s Och-Ziff Operating Group A Units to permit a sale of Class A Shares issued in respect thereof pursuant to an exercise of registration rights by the Demand Committee under the Registration Rights Agreement. See “—Registration Rights Agreements” above. The Demand Committee will consist of the members of the Partner Management Committee. In such event, any executive managing director and such executive managing director’s permitted transferee(s) may transfer the Och-Ziff Operating Group A Units that have vested as provided above in such amount to permit the transfer of the number of Class A Shares issued in respect thereof permitted to be included in the registration under the Registration Rights Agreement.

The transfer restrictions set forth in the Operating Group Limited Partnership Agreements may be waived at any time by the Chairman of the Partner Management Committee (or by majority vote of the Partner Management Committee with respect to the Chairman or in the event there is no Chairman).

Minimum Ownership Requirements

Each executive managing director actively involved with us, including Mr. Och, is generally required to continue to hold (and may not transfer), during his active involvement with us and during the two-year period immediately following the date of termination of his active involvement with us for any reason, 25% of the vested interests in our business received by him, without reduction for dispositions. Such minimum ownership requirements may be waived by the Chairman of the Partner Management Committee (or by majority vote of the Partner Management Committee with respect to the Chairman or in the event there is no Chairman).

Certain Co-Sale Rights

Our executive managing directors and the Ziffs are entitled to participate, on a pro rata basis, in a private sale by any of our executive managing directors to a strategic buyer or in which Mr. Och participates, in either case, involving 5% or more of the interests in our business then held by our executive managing directors and the Ziffs. In addition, if any executive managing director or group of executive managing directors proposes to sell to a third party at least 50% of the interests in our business on a fully diluted basis, the selling executive managing director or executive managing directors may require our other executive managing directors to participate in such sale on a pro rata basis. The Ziffs are not subject to this selling obligation.

Issuance of Equity Securities by Och-Ziff

If Och-Ziff issues any equity securities, it is expected that, unless the relevant prospectus supplement indicates otherwise: (i) we will immediately contribute the cash proceeds or other consideration received from such issuance, and from the exercise of any rights contained in any such securities, to Och-Ziff Corp and Och-Ziff Holding and any future intermediate holding companies (allocated between them in accordance with their relative values at the time such equity securities are issued); (ii) Och-Ziff Corp will immediately contribute its portion of such cash proceeds or other consideration to OZ Management and OZ Advisors I and any other entities that Och-Ziff Corp directly acquires an interest in after the date of our IPO (allocated among them in accordance with their relative values at the time such equity securities are issued); (iii) Och-Ziff Holding will immediately contribute its portion of such cash proceeds or other consideration to OZ Advisors II and any other entities that Och-Ziff Holding directly acquires an interest in after the date of our IPO (allocated among them in accordance with their relative value at the time such equity securities are issued); (iv) any future intermediate holding company will similarly contribute its portion of such cash proceeds or other consideration to any Och-Ziff Operating Group entity of which it is the general partner in the same manner as Och-Ziff Corp and Och-Ziff Holding (as provided in (ii) and (iii) above); (v) in exchange for the portion of such cash proceeds or other consideration contributed to the Och-Ziff Operating Group, the general partner will receive (x) in the case of an issuance of Class A Shares, Och-Ziff Operating Group B Units, and (y) in the case of an issuance of any other equity securities by Och-Ziff, except for Class B Shares, a new class or series of units or other equity securities of the Och-Ziff Operating Group with designations, preferences and other rights, terms and provisions that are substantially the same as those of such Och-Ziff equity securities (with any dollar amounts adjusted to reflect the portion of the total amount of cash proceeds or other consideration received by Och-Ziff that is contributed to the Och-Ziff Operating Group); and (vi) in the event of any subsequent transaction involving such Och-Ziff equity securities (including a share split or combination, a distribution of additional Och-Ziff equity securities, a conversion, redemption or exchange of such Och-Ziff equity securities), the general partner will concurrently effect a similar transaction with respect to the units or other equity securities issued by the limited partnership in connection with the issuance of such Och-Ziff equity securities.

In the event of any issuance of equity securities by Och-Ziff, and the contribution of the cash proceeds or other consideration received from such issuance as described above, the Och-Ziff Operating Group shall pay or reimburse Och-Ziff (directly or indirectly by paying and reimbursing the general partner) for its pro rata portion (based on the portion of the total cash proceeds or other consideration contributed to the Och-Ziff Operating Group) of the expenses incurred by Och-Ziff in connection with such issuance, including any underwriting discounts or commissions.

Limitation on Partner Liability

The debts and liabilities of the Och-Ziff Operating Group, whether arising in contract, tort or otherwise, are solely the debts and liabilities of the limited partnership, and no limited partner is obligated personally for any such debt, obligation or liability of the respective limited partnership solely by reason of being a limited partner. Pursuant to the Delaware Revised Uniform Limited Partnership Act, Och-Ziff Corp or Och-Ziff Holding, as applicable, in its capacity as the general partner of the applicable Och-Ziff Operating Group entity, is liable for the debts and liabilities of the limited partnership to the extent that the limited partnership cannot satisfy such debts and liabilities out of its assets, except to the extent such liability is contractually limited.

Indemnification and Exculpation

To the fullest extent permitted by applicable law, the general partner of the Och-Ziff Operating Group and its affiliates, officers, directors, shareholders, members, employees, representatives and agents are indemnified and held harmless by the Och-Ziff Operating Groups for and from any liabilities, demands, claims, actions or causes of action, regulatory, legislative or judicial proceedings or investigations, assessments, levies, judgments, fines, amounts paid in settlement, losses, fees, penalties, damages, costs and expenses and interest on the foregoing sustained or incurred by persons by reason of any act performed or omitted by such persons in connection with the affairs of the Och-Ziff Operating Group unless such act or omission constitutes fraud, gross negligence or willful misconduct. All indemnity claims will be paid out of partnership assets only, and no limited partner has any personal liability for any such claims.

To the fullest extent permitted by applicable law, the general partner of the Och-Ziff Operating Group and its affiliates, officers, directors, shareholders, members, employees, representatives and agents are not liable to the partnership or any limited partner or any affiliate of any limited partner for any damages incurred by reason of any act performed or omitted by such person unless such act or omission constitutes fraud, gross negligence or willful misconduct. The general partner and its affiliates, officers, directors, shareholders, members, employees, representatives and agents are fully protected in relying upon the records of the Och-Ziff Operating Group and upon such information, opinions, reports or statements presented to the Och-Ziff Operating Group by any person as to matters the general partner or its affiliates, officers, directors, shareholders, members, employees, representatives or agents reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Och-Ziff Operating Group.

We have entered into separate indemnification agreements with our directors and officers. Each indemnification agreement provides for indemnification against certain liabilities and for the advancement or payment of expenses, as more fully described below under “—Indemnification Agreements.”

Dissolution

An Och-Ziff Operating Group entity will be dissolved and its affairs will be wound up upon the first to occur of: (i) the entry of a decree of judicial dissolution of the limited partnership under Section 17-802 of the Delaware Revised Uniform Limited Partnership Act; and (ii) the determination of the general partner to dissolve the respective Och-Ziff Operating Group entity. Except as provided in the Operating Group Limited Partnership Agreements, the death, disability, resignation, expulsion, bankruptcy or dissolution of any partner or the occurrence of any other event which terminates the continued partnership of any partner in the partnership shall not cause the partnership to be dissolved or its affairs wound up; provided, however, that at any time after the bankruptcy of the general partner, the holders of a majority of the Class B common units in the aggregate may replace the general partner with another person or entity, who will become a successor general partner of the limited partnership, will be vested with the powers and rights of the general partner, and will be liable for all obligations and responsible for all duties of the general partner from the date of such replacement. The holders of Class A common units or Class D common units will not have the right to vote their common units with respect to the removal of the general partner in the event of the bankruptcy of the general partner. Upon the winding up of an Och-Ziff Operating Group entity, after payment in full of all amounts owed to the limited partnership’s creditors, and after payment in full of all amounts owed to holders of units having liquidation preferences, if any, the holders of Och-Ziff Operating Group Units will be entitled to receive the remaining assets of the respective limited partnership available for distribution in accordance with and to the extent of positive balances in the respective capital accounts of such holders after taking into account certain adjustments.

Amendments

Except as may be otherwise required by law, the Operating Group Limited Partnership Agreements may be amended by the general partner without the consent or approval of any executive managing directors; except that, generally: (i) if an amendment adversely affects the rights of a unit holder (other than the Ziffs or any transferee thereof) other than on a pro rata basis with other unit holders of the same class, such unit holder must consent to the amendment; (ii) no amendment may adversely affect the rights of a class of unit holders (other than the Ziffs or any transferee thereof) without the consent of holders of a majority of the outstanding units of such class (other than units held by the Ziffs or any transferee thereof); (iii) these amendment provisions may not be amended without the written consent of executive managing directors holding a majority of the Och-Ziff Operating Group A Units and Och-Ziff Operating Group D Units then owned by all of our executive managing directors; and (iv) the provisions relating to forfeiture by a partner of its Och-Ziff Operating Group Units and their reallocation to other executive managing directors may be amended only by the Chairman of the Partner Management Committee (or, if there is no Chairman, by the full committee acting by majority consent).

No amendment to the Operating Group Limited Partnership Agreements which is materially adverse to the Ziffs may be made without the written consent of the Ziffs, unless such amendment similarly affects all or a substantial number of our executive managing directors, in which case the consent of the Ziffs shall not be required;

provided that no amendment may be made without the written consent of the Ziffs if such amendment would have the effect of: (i) adversely altering the rights of holders of Och-Ziff Operating Group A Units without similarly altering the rights of holders of Och-Ziff Operating Group B Units, except to the extent that such alteration of the rights of holders of Och-Ziff Operating Group A Units is required by applicable law or regulation; (ii) adversely altering the Ziffs’ rights to transfer their units or to participate in any registrations, except to the extent that such alteration is required by applicable law or regulation; (iii) reducing the Ziffs’ interest in greater proportion than Mr. Och’s interest in Och-Ziff Operating Group A Units is reduced; (iv) reducing distributions to the Ziffs in greater proportion than distributions to Mr. Och, solely in his capacity as a holder of Och-Ziff Operating Group A Units and not in any other capacity including his capacity as a holder of Class C Non-Equity Interests, are reduced; or (v) reducing distributions to the Ziffs in greater proportion than distributions to the holders of Och-Ziff Operating Group B Units are reduced.

Non-Competition, Non-Solicitation and Confidentiality Restrictions

Each of our executive managing directors is subject to certain obligations and restrictions in the Operating Group Limited Partnership Agreements with respect to competing with us, not soliciting our employees or fund investors, not disparaging us, and not disclosing confidential information about our business and related matters. Each of these covenants may be waived by the general partner.

Expense Allocation Agreement

We have entered into an Expense Allocation Agreement with the Och-Ziff Operating Group entities pursuant to which substantially all of Och-Ziff’s ongoing expenses (other than: (i) income tax expenses of Och-Ziff Capital Management Group LLC and the intermediate holding companies; (ii) obligations incurred under the Tax Receivable Agreement; and (iii) payments on any indebtedness incurred by Och-Ziff Capital Management Group LLC and the intermediate holding companies), including substantially all the ongoing expenses incurred by or attributable solely to Och-Ziff Capital Management Group LLC, will be accounted for as expenses of the Och-Ziff Operating Group.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements provide for, among other things, indemnification to the fullest extent permitted by law and our Operating Agreement against: (i) any and all expenses and liabilities, including judgments, fines, penalties, interest and amounts paid in settlement of any claim with our approval, and counsel fees and disbursements; (ii) any liability pursuant to a loan guarantee, or otherwise, for any of our indebtedness; and (iii) any liabilities incurred as a result of acting on our behalf (as a fiduciary or otherwise) in connection with an employee benefit plan, if such director or executive officer acted in a manner not constituting fraud, gross negligence or willful misconduct. The indemnification agreements provide for the advancement or payment of all expenses to the director or executive officer and for reimbursement to us if it is found that such director or executive officer is not entitled to such indemnification under applicable law and our Operating Agreement. The Operating Group Limited Partnership Agreements also require the Och-Ziff Operating Group Entities to indemnify and exculpate our executive managing directors, including those who are our executive officers.

MISCELLANEOUS INFORMATION

Shareholder Proposals and Director Nominations

To be considered for inclusion in our proxy statement for the 2014 Annual Meeting, Shareholder proposals must be received at our offices no later than December 4, 2013. Proposals must comply with Rule 14a-8 under the Exchange Act, and must be submitted in writing to Och-Ziff Capital Management Group LLC, 9 West 57th Street, New York, New York 10019, Attention: Office of the Secretary.

As more specifically provided for in our Operating Agreement, in order for a Shareholder to introduce a Shareholder proposal or nominate a director candidate from the floor of the 2014 Annual Meeting, the Shareholder must deliver such proposal or nomination in writing to our Secretary at the above address not earlier than December 4, 2013, and no later than January 3, 2014. If the date of the 2014 Annual Meeting is held on a date that is more than 30 days from the anniversary of the 2013 Annual Meeting, then any such proposal or nomination must be received no later than the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made. In addition, if the number of directors to be elected to the Board of Directors at the 2014 Annual Meeting is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board by at least January 3, 2014, then any nomination with respect to nominees for any new positions created by such increase must be received by the close of business on the 10th day following the day on which public announcement of the increase is first made. The Shareholder’s submission must be made by a registered Shareholder on his or her behalf or on behalf of the beneficial owner of the Shares, and must include information specified in our Operating Agreement.

Householding

The broker, trustee or other nominee for any Shareholder who is a beneficial owner of the Shares may deliver only one copy of our proxy statement and annual report to multiple Shareholders who share the same address, unless that broker, trustee or other nominee has received contrary instructions from one or more of the Shareholders. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and processing costs, as well as natural resources. We will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a Shareholder at a shared address to which a single copy of the documents was delivered. A Shareholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a written request to Och-Ziff Capital Management Group LLC, 9 West 57th Street, New York, New York 10019, Attention: Office of the Secretary or by calling (212) 790-0041. You may also obtain a copy of the proxy statement and annual report on the “Class A Shareholders—Financials and SEC Filings” section of our website (www.ozcap.com). Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact their broker, trustee or other nominee to request that only a single copy of each document be mailed to all Shareholders at the shared address in the future.

Annual Report

Our Annual Report on Form 10-K for the year ended December 31, 2012, is included with these proxy solicitation materials. A copy of our Annual Report, including the financial statements included therein, is also available without charge by visiting the Company’s website (www.ozcap.com) or upon written request to Och-Ziff Capital Management Group LLC, 9 West 57th Street, New York, New York 10019, Attention: Office of the Secretary.

BY ORDER OF THE BOARD OF DIRECTORS
April 3, 2013
New York, New York

	Name:	Jeffrey C. Blockinger
	Title:	Chief Legal Officer, Chief Compliance Officer and Secretary

Exhibit A

Och-Ziff Capital Management Group LLC (the “Company”)

Board of Directors’ Independence Standards

An “independent” director is a director whom the Board of Directors has determined has no material relationship with the Company or any of its consolidated subsidiaries (collectively, the “Company”), either directly or indirectly.

To assist it in making determinations of director independence, the Board has determined that each of the relationships below is categorically immaterial and therefore, by itself, does not preclude a director from being independent:

1. the director has an immediate family member who is, or has been within the last three years, employed by the Company other than as an executive officer;

2. the director has received, or has an immediate family member who has received, during any 12-month period within the last three years, $120,000 or less in direct compensation from the Company, not including board and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3. (A) the director has an immediate family member who is a current employee (but not a partner) of a firm that is the Company’s internal or outside auditor, but does not personally work on (and has not personally worked on in the last three years) the Company’s audit; or (B) the director or an immediate family member was, within the last three years, a partner or employee of a firm that is the Company’s internal or outside auditor but no longer works at the firm and did not personally work on the Company’s audit within that time;

4. the director or an immediate family member is, or has been within the last three years, employed at another company where any of the Company’s present executive officers serves or served at the same time on that company’s compensation committee, but the director or the director’s immediate family member is (or was) not an executive officer of the other company and his or her compensation is not (or was not) determined or reviewed by that company’s compensation committee;

5. the director or an immediate family member is a current employee of a company that has made payments to, or received payments from, the Company for property or services in an amount that, in any of the last three fiscal years, was less than $1 million or 2% of the other company’s consolidated gross revenues, whichever is greater; and

6. the director or an immediate family member is an employee (other than an executive officer) of a non-profit organization to which the Company has made contributions that, in any of the last three fiscal years, were less than $1 million or 2% of the non-profit organization’s consolidated gross revenues, whichever is greater.

An “immediate family member” includes a director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than a domestic employee) who shares the director’s home.

Exhibit B

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

2013 INCENTIVE PLAN

(as of                     , 2013)

1.	Purpose of the Plan.

This Och-Ziff Capital Management Group LLC 2013 Incentive Plan was adopted by the Board of Directors (the “Board”) of Och-Ziff Capital Management Group LLC (the “Company”) on April 3, 2013 and shall become effective upon the approval of the shareholders of the Company (the date of such approval, the “Effective Date”). The purpose of the Plan is to provide additional incentive to selected employees, directors, Executive Managing Directors and Consultants of and service providers to the Company or any of its Subsidiaries (including OZ Management LP, OZ Advisors LP and OZ Advisors II LP) or Affiliates that are members of the Och-Ziff Operating Group (the Company and any such Subsidiaries and Affiliates, collectively, “Participating Entities”) whose contributions are essential to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company and the other Participating Entities, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts should result in the long-term growth and profitability of the Company and the other Participating Entities. To accomplish such purposes, the Plan provides that a Participating Entity may grant or sell equity-based Awards based on or consisting of Class A Shares, Class B Shares, and LTIP Units. Notwithstanding any provision of the Plan, to the extent that any Award would be subject to Section 409A of the Code, it is the Company’s intent that each such Award comply with the requirements set forth in Section 409A of the Code and any regulations or guidance promulgated thereunder.

2.	Definitions.

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) “Administrator” means the Board or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3.

(b) “Affiliate” means, with respect to the Company, any Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Company. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

(c) “Award” means, individually or collectively, any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit, Performance Share, unrestricted Share or Other Share-Based Award, including but not limited to LTIP Unit Awards, granted or sold under the Plan.

(d) “Award Document” means any written agreement, contract or other instrument or document, or any portion of any such instrument or document, evidencing an Award.

(e) A “Beneficial Owner” of a security is a Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security. The term “Beneficially Own” and its derivatives shall each have a correlative meaning.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, unless otherwise defined in the Participant’s Award Document, employment agreement, or other written agreement describing the Participant’s terms of employment or other service with any Participating Entity, (i) the commission of an act of fraud, dishonesty, misrepresentation or breach of trust by the Participant in the course of the Participant’s employment with or the Participant’s provision of services to any Participating Entity; (ii) the Participant’s indictment or entering of a plea of no contest for a crime constituting a felony or in respect of any act of fraud or dishonesty; (iii) the commission of an act by the Participant which would make the Participant or any Participating Entity subject to being enjoined, suspended, barred or otherwise disciplined for violation of federal or state securities laws, rules or regulations, including a statutory disqualification; (iv) gross negligence or willful misconduct in connection with the Participant’s performance of his or her duties in connection with the Participant’s employment by or provision of services to any Participating Entity which the Participant may be employed by or providing service to on a full-time basis at the time or the Participant’s failure to comply with any of the restrictive covenants set forth herein; (v) the commission of any act that would result or which might reasonably be a substantial factor resulting in the termination of any Participating Entity for cause under the management, advisory or similar agreements of any Participating Entity; (vi) the Participant’s failure to comply with any material policies or procedures of any Participating Entity which the Participant may be employed by or providing service to on a full-time basis at the time as in effect from time to time; provided, however, that the Participant shall have received a copy of such policies or a notice that they have been posted on any Participating Entity’s website prior to such compliance failure; and (vii) the Participant’s failure to perform the material duties in connection with the Participant’s position.

(h) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) distribution (whether in the form of cash, shares, LTIP Units or other property), share or unit split or reverse split, (iii) combination or exchange of shares or units, (iv) other change in structure, or (v) declaration of a distribution, which the Administrator determines, in its sole discretion, affects the Shares or LTIP Units such that an adjustment pursuant to Section 5 is appropriate.

(i) “Change in Control” means the occurrence of any of the following events:

(1)	any Person or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act, or any successor provisions thereto, excluding any Permitted Transferee or any group of Permitted Transferees, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities; or

(2)

the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended by the directors referred to in this clause (2); or

(3)	there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (i) the members of the Board immediately prior to the merger or consolidation do not constitute at least a majority of the board of directors of the company surviving the merger or, if the surviving company is a subsidiary, the ultimate parent thereof, or (ii) all of the Persons who were the respective Beneficial Owners of the voting securities of the Company immediately prior to such merger or consolidation do not Beneficially Own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then-outstanding voting securities of the Person resulting from such merger or consolidation; or

(4)	the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company, or there is consummated an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by the Company of all or substantially all of the Company’s assets, other than the sale or other disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are Beneficially Owned by shareholders of the Company in substantially the same proportions as their Beneficial Ownership of such securities of the Company immediately prior to such sale.

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Notwithstanding the foregoing, except with respect to clause (2) and clause (3)(i) above, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the shares of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(j) “Class A Shares” means the Class A Shares of the Company.

(k) “Class B Shares” means the Class B Shares of the Company.

(l) “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

(m) “Committee” means the Board, or a committee designated by the Board to administer the Plan. With respect to Awards granted to Covered Employees, such committee shall consist of two or more persons, each of whom, unless otherwise determined by the Board, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act (“Rule 16b-3”) and has any other qualifications required by the applicable stock exchange on which the Shares are listed. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by such committee.

(n) “Company” means Och-Ziff Capital Management Group LLC, a Delaware limited liability company, and any successors thereto.

(o) “Consultant” means a consultant or advisor who is a natural person, engaged to render bona fide services to a Participating Entity.

(p) “Covered Employee” is a person who is or is likely to become a “covered employee” as defined in Section 162(m)(3) of the Code.

(q) “Disability” means, unless otherwise defined in the Participant’s Award Document, that a Participant (i) as determined by the Administrator in its sole discretion, is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of any Participating Entity.

(r) “Distribution Equivalent” means a right, granted pursuant to the Plan, to be paid an amount determined with respect to the distributions declared and paid with respect to outstanding Shares or LTIP Units, as specified in, and pursuant to the terms of, an applicable Award Document.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

(t) “Executive Managing Directors” means the executive managing directors from time to time of any Participating Entities, including any partners of OZ Management LP, OZ Advisors LP and OZ Advisors II LP that are executive managing directors of Och-Ziff Holding Corporation and Och-Ziff Holding LLC.

(u) “Exercise Price” means the per Share price at which a holder of an Option or Share Appreciation Right may purchase the Shares issuable upon exercise of such Option or Share Appreciation Right.

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(v) “Fair Market Value” as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, that (i) if the share, LTIP Unit or other security is listed on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or (ii) if the share, LTIP Unit or other security is traded in an over-the-counter market, the fair market value on any date shall be the average of the highest bid and lowest asked prices for such share in such over-the-counter market on such date.

(w) “LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Och-Ziff Capital Management Group LLC, as amended from time to time.

(x) “LTIP Unit Awards” means Awards consisting of, among other things, LTIP Units, as more fully described in Section 10(b).

(y) “LTIP Units” means interests in the members of the Och-Ziff Operating Group, as more fully described in Section 10(b).

(z) “Och-Ziff Operating Group” shall have the meaning assigned to it in the LLC Agreement.

(aa) “Option” means an option to purchase Shares granted pursuant to Section 7. Each Option shall be a nonqualified option, and shall not be an incentive stock option as defined in Section 422 of the Code.

(bb) “Other Share-Based Award” means an Award granted pursuant to Section 10.

(cc) “Participant” means (i) any employee, director, Executive Managing Director or Consultant of or service provider to any Participating Entity; and (ii) the trustee of any trust established for the purpose of providing benefits to any individual described in (i) and/or to any dependant, family member (including any spouse, former spouse, widow, widower or co-habitee) or household member of any individual described in (i) and/or to any class of individuals comprising individuals described in (i), their dependants, family members or household members, provided always that the relevant employee, director, Executive Managing Director, Consultant or service provider has been selected as a Participant by the Administrator, pursuant to the Administrator’s authority in Section 3, to receive an Award or, where applicable, as being eligible or potentially eligible to receive an Award subject to any discretion conferred upon the trustee by the terms of the relevant trust.

(dd) “Performance Goals” means performance goals based on one or more of the following criteria: (i) earnings, including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) economic income, distributable earnings or distributable earnings per share; (vi) revenue, revenue growth or rate of revenue growth; (vii) return on assets (gross or net), return on investment, return on capital, or return on equity; (viii) returns on sales or revenues; (ix) operating expenses; (x) share price appreciation; (xi) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xii) implementation or completion of critical projects or processes; (xiii) economic value created; (xiv) cumulative earnings per share growth; (xv) operating margin or profit margin; (xvi) share price or total shareholder return; (xvii) cost targets, reductions and savings, productivity and efficiencies; (xviii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, investor satisfaction, employee satisfaction, human resources management, supervision of litigation, or information technology goals, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xix) personal professional objectives, including any of the foregoing Performance Goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; and (xx) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or

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decrease in the particular criteria, and may be applied to one or more of the Participating Entities, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Administrator. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). Each of the foregoing Performance Goals shall not be required to be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Administrator; provided, however, that the Administrator shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting any Participating Entity or the financial statements of any Participating Entity, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

(ee) “Performance Shares” means Shares that are subject to restrictions based upon the attainment of specified Performance Goals granted pursuant to Section 9.

(ff) “Permitted Transferee” means any transferee of a Share through a “Permitted Transfer,” as defined in the LLC Agreement, in accordance with applicable restrictions.

(gg) “Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.

(hh) “Plan” means this Och-Ziff Capital Management Group LLC 2013 Incentive Plan, as amended from time to time.

(ii) “Restricted Shares” means Shares subject to certain restrictions granted pursuant to Section 9.

(jj) “Restricted Share Units” means the right to receive Shares or cash equal to the Fair Market Value of Shares at the end of a specified period granted pursuant to Section 9.

(kk) “Share Appreciation Right” means the right pursuant to an Award granted under Section 8 to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Share Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate Exercise Price of such right or such portion thereof.

(ll) “Shares” means the Class A Shares (as specified in the applicable Award Document) reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(mm) “Subsidiary” means, with respect to the Company, as of any date of determination, any other Person as to which the Company owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such Person.

3.	Administration.

(a) The Plan shall be administered by the Committee in accordance with the requirements of Section 162(m) of the Code only to the extent applicable and to the extent the Administrator determines that specified Awards are intended to qualify as performance-based compensation under Section 162(m) of the Code and, to the extent applicable, Rule 16b-3.

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(b) Pursuant to the terms of the Plan, the Administrator, subject to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1)	to select Participants;

(2)	to determine whether and to what extent Awards are to be granted to Participants;

(3)	to determine the number of Shares, LTIP Units, or Class B Shares to be covered by each Award;

(4)	to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern Award Documents (including but not limited to (i) the restrictions applicable to Awards and the conditions under which restrictions applicable to such Awards shall lapse, (ii) the Performance Goals and periods applicable to Awards, (iii) the Exercise Price, base price or purchase price, if any, of Awards, (iv) the vesting schedule applicable to Awards, (v) the number of Shares, LTIP Units or Class B Shares subject to Awards and (vi) any amendments to the terms and conditions of outstanding Awards, including but not limited to reducing the Exercise Price or base price of such Awards, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards);

(5)	to make Fair Market Value determinations with respect to any Award;

(6)	to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting a termination of the Participant’s employment or service for purposes of Awards;

(7)	to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(8)	to construe and interpret the terms and provisions of the Plan and any Award (and the Award Document relating thereto), and to otherwise supervise the administration of the Plan and exercise all powers and authorities either specifically granted under the Plan or advisable in the administration of the Plan;

(9)	to delegate its authority, in whole or in part, under this Section 3 to two or more individuals (who may or may not be members of the Board), subject to the requirements of applicable law or any stock exchange on which the Shares are listed;

(10)	to delegate its authority, in whole or in part, under this Section 3 and with respect to Participants who are not executive officers of the Company, to one or more individuals (who may or may not be members of the Board), subject to the requirements of applicable law or any stock exchange on which the Shares are listed; and

(11)	to determine at any time whether, to what extent and under what circumstances and method or methods Awards may be settled by the Company or any other Participating Entity. In the event of such determination, references to the Company shall be deemed to be references to the applicable Participating Entity for purposes of the Plan as appropriate.

(c) Except as expressly provided by the Administrator (including but not limited to for purposes of complying with the requirements of the LLC Agreement of the Company and the organizational documents of any other Participating Entity relating to lawful consideration for the issuance of Awards, Class A Shares, Class B Shares or LTIP Units), no consideration other than services will be required as consideration for the grant (but not the exercise) of any Award. Awards may, as determined by the Administrator, be granted in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any other Participating Entity or any business entity to be acquired by any Participating Entity or any other right of a Participant to receive payment from any Participating Entity.

(d) Notwithstanding paragraph (b) of this Section 3, neither the Board, nor the Administrator, nor their respective delegates shall have the authority to reprice (or cancel and regrant) any Option or, if applicable, other Award at a lower Exercise Price or base price without first obtaining the approval of the Company’s shareholders.

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(e) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including any Participating Entity and the Participants. No member of the Board or the Administrator, nor any officer, partner, member or employee of any Participating Entity acting on behalf of the Board or the Administrator, shall be personally liable for any action, omission, determination, or interpretation taken or made with respect to the Plan to the extent and as provided in the LLC Agreement, and all members of the Board or the Administrator and each and any officer, partner, member or employee of any Participating Entity acting on their behalf shall be fully indemnified by the Company in respect of any such action, omission, determination or interpretation to the extent and as provided in the LLC Agreement.

4.	Shares Reserved for Issuance Under the Plan.

(a) Subject to Section 5, the maximum number of Class A Shares that may be delivered pursuant to Awards shall be 75 million Class A Shares, as increased on the first day of each fiscal year beginning in fiscal year 2014 by a number of Class A Shares equal to fifteen percent (15%) of the increase, if any, in the number of outstanding Class A Shares from the number of outstanding Class A Shares on the first day of the immediately preceding fiscal year (calculated assuming the exchange of all Och-Ziff Operating Group Units other than those comprised of Class B Units (as such terms are defined in the LLC Agreement) for Class A Shares).

(b) If any Award expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the Exercise Price of the Award or the taxes payable with respect to the exercise or vesting of the Award, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further Awards under the Plan unless, in the case of Options, Related Share Appreciation Rights (as defined in paragraph (a) of Section 8) are exercised.

5.	Equitable Adjustments.

In the event of any Change in Capitalization, an appropriate equitable substitution or proportionate adjustment shall be made, in each case in the manner to be determined by the Administrator in its sole discretion, in order to prevent an enlargement or dilution of rights, in (i) the aggregate number of Shares reserved for issuance under the Plan and the maximum number of Shares that may be subject to Awards granted to any Participant in any fiscal year, (ii) the kind, number and Exercise Price, base price, or ratio of Shares subject to outstanding Options, Share Appreciation Rights and exchangeable LTIP Units, and (iii) the kind and number of Shares or LTIP Units and the purchase price of Shares subject to outstanding Awards of Restricted Shares, Restricted Share Units, Performance Shares, unrestricted shares or Other Share-Based Awards, including but not limited to LTIP Unit Awards; provided, however, that any fractional shares or units resulting from the adjustment shall be eliminated. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator shall take such action as is necessary to adjust the outstanding Awards to reflect the Change in Capitalization, including but not limited to the cancellation of any outstanding Award in exchange for payment in cash or other property of the aggregate Fair Market Value of the Shares or LTIP Units covered by such Award, reduced by the aggregate Exercise Price, base price, or purchase price thereof, if any. Notwithstanding the foregoing, no such adjustment shall cause any Award that is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

6.	Eligibility.

Participants shall be selected from time to time by the Administrator, in its sole discretion.

7.	Options.

(a) General. Each Participant who is granted an Option shall enter into an Award Document containing such terms and conditions as the Administrator shall determine, in its discretion, which Award Document shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability

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of the Option. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently. Options shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the Award Document.

(b) Exercise Price. The Exercise Price of an Option shall be determined by the Administrator in its sole discretion at the time of grant; provided, however, that the Exercise Price relating to each Share purchasable under an Option shall not be less than one hundred percent (100%) of the Fair Market Value of each Share on the date of grant.

(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Document.

(d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established Performance Goals, as shall be determined by the Administrator in the Award Document. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a Share.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator in its sole discretion with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including, but not limited to the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.

(f) Rights as Shareholder. A Participant shall have no rights to distributions or any other rights of a shareholder with respect to the Shares subject to an Option until the Participant has given written notice of exercise, has paid in full for such Shares, has satisfied the requirements of Section 15 and, if requested, has given the representation described in Section 16(b).

(g) Transfers of Options. Except as otherwise determined by the Administrator, no Option shall be transferable by a Participant other than by the laws of descent and distribution. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised during the lifetime of the Participant only by the Participant or, during the period the Participant is under a Disability, by the Participant’s guardian or legal representative. The Administrator may, in its sole discretion, subject to applicable law, permit the gratuitous transfer during a Participant’s lifetime of an Option, (i) by gift to a member of the Participant’s immediate family, (ii) by transfer by instrument to a trust for the benefit of such immediate family members, or (iii) to a partnership or limited liability company in which such family members are the only partners or members; provided, however, that, in addition to such other terms and conditions as the Administrator may determine in connection with any such transfer, no transferee may further assign, sell, hypothecate or otherwise transfer the transferred Option, in whole or in part, other than by operation of the laws of descent and distribution. Each such transferee shall agree to be bound by the provisions of the Plan and the applicable Award Document.

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(h) Termination of Employment or Service.

(1)	Unless the applicable Award Document provides otherwise or unless otherwise determined by the Administrator, in the event that the employment or service of a Participant with any Participating Entity shall terminate for any reason other than Cause, Disability, or death, but including termination by reason of the entity employing the Participant or to which the Participant is rendering services ceasing to be a Subsidiary or Affiliate, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The ninety (90)-day period described in this Section 7(h)(1) shall be extended to one year after the date of such termination in the event of the Participant’s death during such ninety (90)-day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(2)	Unless the applicable Award Document provides otherwise or unless otherwise determined by the Administrator, in the event that the employment or service of a Participant with any Participating Entity shall terminate on account of the Disability or death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one year after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(3)	In the event of the termination of a Participant’s employment or service with any Participating Entity for Cause, all outstanding Options, including vested Options, granted to such Participant shall expire at the commencement of business on the date of such termination.

(i) Other Change in Employment or Service Status. An Option may be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator. The Administrator shall follow applicable written policies of the Company (if any), including but not limited to such rules, guidelines and practices as may be adopted pursuant to Section 3, as they may be in effect from time to time, with regard to such matters.

8.	Share Appreciation Rights.

(a) General. Share Appreciation Rights may be granted either alone (“Free-Standing Share Appreciation Rights”) or in conjunction with all or part of any Option (“Related Share Appreciation Rights”). Related Share Appreciation Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Participants to whom, and the time or times at which, grants of Share Appreciation Rights shall be made; the number of Shares to be awarded; the Exercise Price; and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Share Appreciation Rights may be granted for more Shares than are subject to the Option to which they relate, and any Share Appreciation Rights must be granted with an Exercise Price not less than one hundred percent (100%) of the Fair Market Value of Shares on the date of grant. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Document.

(b) Exercisability.

(1)	Free-Standing Share Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

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(2)	Related Share Appreciation Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7.

(c) Payment Upon Exercise.

(1)	Upon the exercise of a Free-Standing Share Appreciation Right, the Participant shall be entitled to receive up to, but not more than, the value equal to the excess of the Fair Market Value of a Share as of the date of exercise over the Exercise Price specified in the Free-Standing Share Appreciation Right (which price shall be no less than one hundred percent (100%) of the Fair Market Value of such Share on the date of grant) multiplied by the number of Shares in respect of which the Free-Standing Share Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

(2)	A Related Share Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, the value equal to the excess of the Fair Market Value of a Share as of the date of exercise over the Exercise Price specified in the related Option (which price shall be no less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant) multiplied by the number of Shares in respect of which the Related Share Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Share Appreciation Rights have been so exercised.

(3)	Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).

(d) Rights as a Shareholder. A Participant shall have no rights to distributions or any other rights of a shareholder with respect to the Shares subject to Share Appreciation Rights until the Participant has given written notice of exercise, Shares have been issued to the Participant upon such exercise, and the Participant has satisfied the requirements of Section 15 and, if requested, has given the representation described in Section 16(b).

(e) Non-Transferability. Share Appreciation Rights shall not be transferable; provided, however, that Related Share Appreciation Rights are transferable only when and to the extent the related Option would be transferable under Section 7.

(f) Termination of Employment or Service.

(1)	In the event of the termination of employment or service with any Participating Entity of a Participant who has been granted one or more Free-Standing Share Appreciation Rights, such Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator.

(2)	In the event of the termination of employment or service with any Participating Entity of a Participant who has been granted one or more Related Share Appreciation Rights, such Rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Document.

(g) Term.

(1)	The term of each Free-Standing Share Appreciation Right shall be fixed by the Administrator, but no Free-Standing Share Appreciation Right shall be exercisable more than ten (10) years after the date such Right is granted.

(2)	The term of each Related Share Appreciation Right shall be the term of the Option to which it relates, but no Related Share Appreciation Right shall be exercisable more than ten (10) years after the date such Right is granted.

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9.	Restricted Shares, Restricted Share Units and Performance Shares.

(a) General. Awards of Restricted Shares, Restricted Share Units or Performance Shares may be issued either alone or in addition to other Awards. The Administrator shall determine the Participants to whom, and the time or times at which, Awards of Restricted Shares, Restricted Share Units or Performance Shares shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares, Restricted Share Units or Performance Shares; the Restricted Period (as defined in paragraph (c) of this Section 9), if any, applicable to Awards of Restricted Shares or Restricted Share Units; the Performance Goals, if any, applicable to Awards of Restricted Shares, Restricted Share Units or Performance Shares; any rights to Distribution Equivalents; and all other conditions of the Awards of Restricted Shares, Restricted Share Units and Performance Shares. The Administrator may also condition the grant of the Award of Restricted Shares, Restricted Share Units or Performance Shares upon the exercise of Options, or upon such other criteria as the Administrator may determine, in its sole discretion. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares, Restricted Share Units or Performance Shares. The provisions of the Awards of Restricted Shares, Restricted Share Units or Performance Shares need not be the same with respect to each Participant.

(b) Awards and Certificates. Except as otherwise provided below in this Section 9, (i) each Participant who receives an Award of Restricted Shares or Performance Shares shall be issued a share certificate in respect of such Restricted Shares or Performance Shares (or such other appropriate evidence of ownership as determined by the Administrator); and (ii) such certificate (or other evidence of ownership) shall be registered in the name of the Participant, and, if appropriate, shall bear a legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the Share certificates evidencing Restricted Shares or Performance Shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Shares or Performance Shares, the Participant shall have delivered a power of attorney, endorsed in blank, relating to the Shares covered by such Award.

(c) Restrictions and Conditions. The Awards of Restricted Shares, Restricted Share Units and Performance Shares shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator:

(1)	Subject to the provisions of the Plan and the Award Document, during such period as may be set by the Administrator commencing on the date of the Award (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge or assign Restricted Shares, Restricted Share Units or Performance Shares; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including but not limited to the attainment of certain Performance Goals, the Participant’s termination of employment or service as a director, Executive Managing Director or Consultant of or service provider to any Participating Entity or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11.

(2)	Except as may be provided in the Award Document, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares and Performance Shares during the Restricted Period. The Participant shall generally not have the rights of a shareholder with respect to Shares subject to Awards of Restricted Share Units during the Restricted Period; provided, however, that, at the discretion of the Administrator, Distribution Equivalents may be awarded during a Restricted Period with respect to the number of Shares covered by Restricted Share Units and may be accrued and paid to the Participant promptly after, and only after, the Restricted Period, if any, applicable to such Distribution Equivalents shall expire without forfeiture. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such Awards of Restricted Shares, Restricted Share Units or Performance Shares except as the Administrator, in its sole discretion, shall otherwise determine.

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(3)	The rights of Participants granted Awards of Restricted Shares, Restricted Share Units or Performance Shares upon termination of employment or service as a director, Executive Managing Director or Consultant of or service provider to any Participating Entity for any reason during the Restricted Period shall be set forth in the Award Document.

(d) To the extent that the Plan is then subject to Section 162(m) of the Code, no payment pursuant to this Section 9 with respect to Awards which are intended to qualify as performance-based compensation under Section 162(m) of the Code shall be made to a Covered Employee prior to the certification by the Committee that the applicable Performance Goals have been attained. The Committee may establish such other rules applicable to Awards made pursuant to this Section 9; provided, however, that, with respect to Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, such rules shall be in compliance with Section 162(m) of the Code.

10.	Other Share-Based Awards.

(a) The Administrator is authorized to grant Awards to Participants in the form of Other Share-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Document, including but not limited to Awards that are valued in whole or in part by reference to Class A Shares, including Awards valued by reference to book value, fair value or performance of any Participating Entity or partnership interests, including Distribution Equivalents and restricted or performance units. Other Share-Based Awards may be granted as free-standing Awards or in tandem with other Awards. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, including any Performance Goals and performance periods. Shares, partnership interests, or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including but not limited to Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action. The Administrator may, in its sole discretion, settle such Other Share-Based Awards for cash, Shares, partnership interests, or other property as appropriate; provided, however, that it determines, after consultation with its legal counsel and tax advisers, that such alternate settlement would be in the Company’s best interests.

(b) The Administrator is also authorized to grant LTIP Unit Awards to Participants in the form of LTIP Units that, whether vested or unvested, shall entitle the Participant to receive, currently or on a deferred or contingent basis, distributions or Distribution Equivalents with respect to a number of LTIP Units or other distributions from the members of the Och-Ziff Operating Group, with respect to which the Administrator may provide in the Award Document that such amounts (if any) shall be deemed to have been reinvested in additional LTIP Units. The LTIP Units may include an exchange ratio pursuant to which the LTIP Units (with or without other property) may be exchanged for Class A Shares in accordance with the terms of the LLC Agreement, and in such case may include Class B Shares; provided, however, that the number of Class B Shares issued as a feature of the LTIP Unit Award may not exceed the number of Class A Shares acquirable upon the exchange of the LTIP Units included in such Award and that such Class B Shares are cancelled pro tanto at the same time that the exchangeable LTIP Units are exchanged for such Class A Shares. LTIP Units may be structured as “profits interests,” “capital interests” or other types of partnership interests for federal income tax purposes. The Administrator has the authority to determine the number of shares, interests, units or rights underlying LTIP Unit Awards in light of all applicable circumstances, including but not limited to performance-based vesting conditions, operating partnership “capital account allocations,” value accretion factors, and conversion or exchange ratios, to the extent set forth in the limited partnership agreements of the members of the Och-Ziff Operating Group, the Code or otherwise.

(c) To the extent that the Plan is then subject to Section 162(m) of the Code, no payment pursuant to this Section 10 with respect to Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code shall be made to a Covered Employee prior to the certification by the Committee that the applicable Performance Goals have been attained. The Committee may establish such other rules applicable to the Other Share-Based Awards; provided, however, that, with respect to Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, such rules shall be in compliance with Section 162(m) of the Code.

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11.	Accelerated Vesting in Connection with a Change in Control.

(a) In the event of a Change in Control, any outstanding Option that is not assumed or continued, or for which an equivalent option or right is not substituted pursuant to the Change in Control transaction’s governing document, shall become fully vested and exercisable “immediately prior to” the effective date of such Change in Control and shall expire upon the effective date of such Change in Control. For purposes of this Section 11, “immediately prior to” shall mean sufficiently in advance of the Change in Control transaction such that there will be time for each affected Participant to exercise his or her Option and participate in the Change in Control transaction in the same manner as all other holders of Shares. If an Option becomes fully vested and exercisable immediately prior to a Change in Control, the Administrator shall notify the affected Participant in writing or electronically that the Option has become fully vested and exercisable, and that the Option will terminate upon the Change in Control.

(b) Unless otherwise determined by the Administrator and evidenced in an Award Document, in the event that (i) a Change in Control occurs and (ii) the Participant’s employment or service is terminated by the Company, its successor or affiliate thereof without Cause on or after the effective date of the Change in Control but prior to twelve (12) months following such Change in Control, then:

(1)	any unvested or unexercisable portion of any Award carrying a right to exercise shall become vested and exercisable; and

(2)	the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any other Award shall lapse and all unvested Awards shall be deemed fully vested and performance conditions imposed with respect to such Awards shall be deemed to be fully achieved.

12.	Set-Off.

Notwithstanding any other provision of the Plan or any Award Document to the contrary, to the extent permitted by Section 409A of the Code, the Company or the Och-Ziff Operating Group, as the case may be, shall have the right to offset against any amount owed to a Participant any amounts that are owed by such Participant to the Company or the Och-Ziff Operating Group (including amounts owed under the Plan) at the time of any payment hereunder.

13.	Amendment and Termination.

The Board may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s shareholders for any amendment that would require such approval in order to satisfy the requirements of Section 162(m) of the Code, any rules of the stock exchange on which the Shares are listed or other applicable law. If any Award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the Administrator reserves the right to (but is not obligated to) amend, modify or supplement such Award in order to cause it to either not be subject to Section 409A of the Code or to comply with the applicable provisions of Section 409A of the Code. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without his or her consent. At no time before the actual distribution of any Awards to Participants under the Plan shall any Participant accrue any interest or right whatsoever under the Plan.

14.	Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of any Participating Entity.

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15.	Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for non-U.S. or U.S. federal, state, or local income tax purposes, pay to any Participating Entity, or make arrangements satisfactory to the Administrator regarding payment of, any non-U.S. or U.S. federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of any Participating Entity under the Plan shall be conditional on the making of such payments or arrangements, and any such Participating Entity shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Whenever cash is to be paid pursuant to an Award, any Participating Entity shall have the right to deduct therefrom an amount sufficient to satisfy any non-U.S. or U.S. federal, state and local withholding tax requirements related thereto. Whenever Shares or LTIP Units are to be delivered pursuant to an Award, any Participating Entity shall have the right to require the Participant to remit to any such Participating Entity in cash an amount sufficient to satisfy any non-U.S. or U.S. federal, state and local withholding tax requirements related thereto. With the approval of the Administrator, a Participant may elect to satisfy the foregoing requirement by electing to have any Participating Entity withhold from delivery of Shares, LTIP Units, or other property or by delivering already owned unrestricted Shares, LTIP Units, or other property, in each case having a value equal to the minimum amount of tax required to be withheld. Such Shares, LTIP Units, or other property shall be valued at their Fair Market Value, if any, on the business day immediately preceding the date on which the amount of tax to be withheld is determined. Fractional share or unit amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares, LTIP Units, or other property to be delivered pursuant to an Award. Each Participating Entity may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award.

16.	General Provisions.

(a) Awards, Class A Shares, Class B Shares and LTIP Units shall not be issued pursuant to the Plan unless the issuance and delivery of such Awards, shares or LTIP Units pursuant hereto shall comply with all relevant provisions of law, including but not limited to the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) The Administrator may require each person acquiring Awards, Class A Shares, Class B Shares or LTIP Units to represent to and agree with any Participating Entity in writing that such person is acquiring the Awards, Class A Shares, Class B Shares or LTIP Units without a view to distribution thereof. The certificates for any shares or LTIP Units may include any legend that the Administrator deems advisable to reflect any restrictions on transfer which the Administrator determines, in its sole discretion, arise under applicable securities laws or are otherwise applicable.

(c) All certificates for Class A Shares, Class B Shares or LTIP Units delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares may then be listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(d) The Administrator may require a Participant receiving Awards, Class A Shares, Class B Shares or LTIP Units, as a condition precedent to receipt of such Awards, shares or LTIP Units, to enter into a shareholder agreement, “lock-up” or other agreement in such form as the Administrator shall determine is advisable to further the interests of any Participating Entity.

(e) Nothing in the Plan or any Award Document shall confer upon any Participant any right to continued employment or service with any Participating Entity, nor shall it interfere with or restrict in any way the right of any Participating Entity (or its equityholders) to terminate the employment or service of any Participant at any time for any reason whatsoever, with or without Cause.

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(f) All obligations of any Participating Entity under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to such Participating Entity, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of such Participating Entity.

(g) Except as otherwise provided in the applicable Award Document, each Award under the Plan shall be paid solely from the general assets of the relevant Participating Entity. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right to any distribution of an Award other than as an unsecured general creditor with respect to any distribution to which such Participant may be conditionally entitled.

17.	Severability.

Should any provision of the Plan or any Award Document be held by a court of competent jurisdiction to be unenforceable, or enforceable only if modified, such holding shall not affect the validity of the remainder of the Plan or such Award Document, the balance of which shall continue to be binding upon the parties hereto with any such modification (if any) to become a part hereof and treated as though contained in this original Plan or Award Document. Moreover, if one or more of the provisions contained in the Plan or any Award Document shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable, in lieu of severing such unenforceable provision, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear, and such determination by such judicial body shall not affect the enforceability of such provisions or provisions in any other jurisdiction.

18.	Remedies.

Any remedies provided for in this Plan shall be cumulative in nature and shall be in addition to any other remedies whatsoever (whether by operation of law, equity, contract or otherwise) which any party may otherwise have.

19.	Section 409A

It is the Company’s intent that payments and benefits under this Plan comply with Section 409A of the Code, to the extent subject thereto, and accordingly, to the maximum extent permitted, this Plan shall be interpreted and administered to be in compliance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Participant shall not be considered to have terminated employment with any Participating Entity for purposes of this Plan unless the Participant would be considered to have incurred a “separation from service” from any Participating Entity within the meaning of Section 409A of the Code. Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code, and any payments described in this Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six-month period immediately following a Participant’s separation from service shall instead be paid on the first business day after the date that is six months following the Participant’s separation from service (or death, if earlier). Notwithstanding the foregoing, for each Award that constitutes nonqualified deferred compensation under Section 409A of the Code, if required to avoid accelerated taxation and/or tax penalties, a Change in Control shall be deemed to have occurred for purposes of the payment or settlement of such Award under the Plan only if a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code shall also be deemed to have occurred under Section 409A of the Code. The Plan and any Award Documents issued thereunder may be amended in any respect deemed by the Administrator to be necessary in order to preserve compliance with Section 409A of the Code.

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20.	Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

21.	Governing Law.

The Plan shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the application of the principles of conflicts or choice of laws.

[Remainder of Page Intentionally Left Blank]

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VOTE BY INTERNET - www.proxyvote.com
OCH-ZIFF CAP MNGT GROUP LLC OFFICE OF THE SECRETARY 9 WEST 57TH STREET NEW YORK, NY 10019	Use the Internet to transmit your voting instructions to the proxies and request electronic delivery of information up until 11:59 P.M. Eastern Time May 6, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time May 6, 2013. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1. Election of Directors		☐	☐	☐
Nominees:
01 Daniel S. Och 02 Jerome P. Kenney
The Board of Directors recommends you vote FOR proposals 2 and 3						For	Against	Abstain
2. To approve the adoption of Och-Ziff’s 2013 Incentive Plan						☐	☐	☐
3. To ratify the appointment of Ernst & Young LLP as Och-Ziff’s independent registered public accounting firm for the year ending December 31, 2013.						☐	☐	☐

NOTE: THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. UNLESS CONTRARY INSTRUCTIONS ARE PROPERLY GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” ALL OF THE NOMINEES SET FORTH IN PROPOSAL NO. 1, “FOR” PROPOSALS NO. 2 & NO. 3 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED.

For address change / comments, mark here. (see reverse for instructions)				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement, and Annual Report is/are available at www.proxyvote.com.

Proxy Card

Annual Meeting of Shareholders

to be held May 7, 2013

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned acknowledge(s) receipt of a Notice of the Annual Meeting of Shareholders to be held on May 7, 2013, the accompanying Proxy Statement and the Annual Report for the year ended December 31, 2012. The undersigned further hereby appoint(s) Jeffrey C. Blockinger and Joseph A. Brucchieri, and each of them, with power to act without the other and with full power of substitution in each, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the voting shares of Och-Ziff Capital Management Group LLC that the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

Address change / comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

If you plan to attend the 2013 Annual Meeting, please use the admission ticket attached hereto following the last page of the Proxy Statement.

ADMISSION TICKET

Och-Ziff Capital Management Group LLC

2013 Annual Meeting of Shareholders

Tuesday, May 7, 2013

9:00 a.m., Eastern Time

Offices of Gibson, Dunn & Crutcher LLP

located at 200 Park Avenue, New York, New York 10166

Shareholders will be admitted to the Annual Meeting beginning at 8:30 a.m. Eastern Time. If you wish to attend, please plan to arrive early since seating will be limited. If you plan to attend the Annual Meeting, please bring this admission ticket with you.